UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
NEXTDOOR HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED APRIL 16, 2024
SUBJECT TO COMPLETION

April [ ], 2024
To Our Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Nextdoor Holdings, Inc. (the “Annual Meeting”), which will be held virtually at www.virtualshareholdermeeting.com/KIND2024 on Tuesday, June 18, 2024 at 9:00 a.m. Pacific Time / 12:00 p.m. Eastern Time. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore we have chosen this over an in-person meeting. This approach also lowers costs and enables participation from our global community. The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Annual Meeting materials include the Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to stockholders, each of which has been furnished to you over the internet or, if you have requested a paper copy of the materials, by mail.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet, telephone or, if you received a paper copy of the meeting materials by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

Sincerely,

Nirav Tolia
Executive Chair

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON TUESDAY, JUNE 18, 2024. The proxy statement and annual report are available at www.proxyvote.com.

2024 Proxy Statement	i

PRELIMINARY PROXY STATEMENT DATED APRIL 16, 2024
SUBJECT TO COMPLETION
Notice of Annual Meeting of Stockholders

Time & Date Tuesday, June 18, 2024 at 9:00 a.m. Pacific Time / 12:00 p.m. Eastern Time	Place Virtually at www.virtualshareholder meeting.com/KIND2024. There is no physical location for the Annual Meeting.
Record Date
Friday, April 19, 2024, which we refer to as our Record Date. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to attend and vote at, the meeting and any adjournments thereof.

Items of Business

1.
Elect one Class III director of Nextdoor Holdings, Inc. to serve a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.

3.	Approve, on a non-binding advisory basis, the compensation of our named executive officers.

4.	Approve the amendment of our Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted pursuant to the Delaware General Corporation Law.

5.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Participation in Annual Meeting
We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.virtualshareholdermeeting.com/KIND2024. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders–regardless of size, resources, or physical location, saves us and stockholders’ time and money, and reduces our environmental impact. Please see “General Information About the Meeting” for additional information.

Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Information About Solicitation and Voting” beginning on page 9 of this Proxy Statement.
Voting
Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents ten votes. For questions regarding your stock ownership, you may contact us through our website at https://investors.nextdoor.com or, if you are a registered holder, through our transfer agent, Equiniti Trust Company, LLC through its website at https://equiniti.com/us/ast-access, by phone +1 (800) 937-5449, or via email by selecting Get Help from the website.
This Notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about April [ ], 2024.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy through the Internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

By Order of the Board of Directors,

John Orta
Head of Legal & Corporate Development and Secretary
Written April [ ], 2024
NEXTDOOR HOLDINGS, INC.
420 Taylor Street
San Francisco, California 94102

2024 Proxy Statement	iii

Special Note Regarding
Forward-Looking Statements
This proxy statement (“Proxy Statement”) includes forward-looking statements, which are statements other than statements of historical facts and statements in the present tense. These statements include, but are not limited to, statements regarding our business, our business strategy and plans, our objectives and future operations and our social responsibility initiatives. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K (“Annual Report”) for the year ended December 31, 2023, and our other U.S. Securities and Exchange Commission (the “SEC”) filings, which are available on the Investor Relations page of our website at https://investors.nextdoor.com and on the SEC website at www.sec.gov.
All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.
Unless the context otherwise requires, references in this Proxy Statement to:
•“Nextdoor,” “we,” “us,” “our” or the “company” refer to Nextdoor Holdings, Inc., a Delaware corporation;
•“Legacy Nextdoor” refers to Nextdoor, Inc., prior to the business combination; and
•“business combination” refer to the transactions contemplated by the that certain Agreement and Plan of Merger, dated as of July 6, 2021, by and among Khosla Ventures Acquisition Co. II, Nextdoor, Inc. and Lorelei Merger Sub Inc., as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 30, 2021, including (i) the merger contemplated by the Agreement and Plan of Merger, whereby Lorelei Merger Sub Inc. merged with and into Nextdoor, Inc., with Nextdoor, Inc. surviving the merger as a wholly-owned subsidiary of Khosla Ventures Acquisition Co. II, and (ii) the private placement pursuant to which investors collectively subscribed for 27,000,000 shares of our Class A common stock at $10.00 per share, for an aggregate purchase price of $270,000,000.

Proxy Statement Summary
Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting.
Proposals to be Voted On and Board Voting Recommendations

PROPOSAL NO. 1

Election of Directors
Our Board is currently comprised of seven members. In accordance with our Amended and Restated Certificate of Incorporation, our Board is divided into three staggered classes of directors. We are asking our stockholders to elect one Class III director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. The table below sets forth information with respect to our one nominee standing for election. The nominee is currently serving as a director. Additional information about our director nominee and his qualifications can be found under the section titled “Proposal No. 1: Election of Directors—Nominees to Our Board of Directors”.

Name	Age	Director Since
Chris Varelas	60	November 2021

Board Recommendation "FOR ALL NOMINEES" for this proposal

PROPOSAL NO. 2

Ratification of Appointment of Independent Registered Public Accounting Firm
We are asking our stockholders to ratify the Audit and Risk Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024. Information regarding fees paid to Ernst & Young LLP during 2023 and 2022 can be found under the section titled “Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm—Independent Registered Public Accounting Firm Fees and Services.”

Board Recommendation "FOR" this proposal

2024 Proxy Statement	1

Proxy Statement Summary

PROPOSAL NO. 3

Advisory Vote on the Compensation of our Named Executive Officers
We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers. Additional information about the advisory vote on the compensation of our named executive officers can be found under the section titled “Proposal No. 3: Advisory Vote on the Compensation of Our Named Executive Officers.”

Board Recommendation "FOR" this proposal

PROPOSAL NO. 4

Approval of the Amendment of our Amended and Restated Certificate of Incorporation
We are asking our stockholders to approve the proposed amendment of our Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted pursuant to recent amendments to Delaware General Corporation Law (the “DGCL”). Additional information about the proposed amendment can be found under the section titled “Proposal No. 4: Approval of the Amendment of our Amended and Restated Certificate of Incorporation.”

Board Recommendation "FOR" for this proposal

Key 2023 Business Highlights
At Nextdoor, our purpose is to cultivate a kinder world where everyone has a neighborhood they can rely on. Neighbors around the world turn to Nextdoor to receive trusted information, give and get help, get things done, and build real world connections with those nearby - neighbors, businesses, and public services. By fostering these connections, both online and in the real world, Nextdoor builds stronger, more vibrant, and more resilient neighborhoods.
In 2023, Nextdoor expanded our neighbor footprint while deepening engagement, further demonstrating our sustained utility and relevance for neighbors, advertisers, and organizations around the world.

2024 Proxy Statement	2

Proxy Statement Summary
Key business highlights include:

>88M Global Verified Neighbors[1]	42M WAU

Increasing reach: As of December 31, 2023, Nextdoor reached 88 million global Verified Neighbors. Approximately 50% of Verified Neighbors were active weekly.	Strong engagement: Weekly Active Users ("WAU") reached approximately 42 million in Q4 2023, increasing 5% year-over-year and 16% on a two-year basis. Approximately 50% of WAU are active daily.

$218M 2023 Total Revenue	$531M Cash, cash equivalents and marketable securities	325K+ Neighborhoods

Continued revenue growth: 2023 total revenue reached $218 million, increasing 3% year-over-year.
Capitalized for the long-term: We ended 2023 with $531 million in cash, cash equivalents and marketable securities. Our strong balance sheet enables us to invest in initiatives to drive sustainable growth.
Wide-reaching and global relevance: As of December 31, 2023, Nextdoor was in more than 325,000 neighborhoods globally and 1 in 3 U.S. households.

We monitor WAUs as a key operational metric to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions. Moreover, we believe revenue is the primary measure of the performance of our business, as it provides comparability against competitors and is aligned to our strategic focus on growth objectives.
Nextdoor Kind Foundation
The Nextdoor Kind Foundation (the “Foundation”), founded in 2021, was created with a mission to fund microgrants to individuals, nonprofits, and small businesses, enabling them to solve challenges and organize in their own neighborhoods and communities. The Foundation formally launched in November 2022 with the “Keep it Local Business Fund,” open to individuals, nonprofits, and small businesses who seek to support neighborhoods at the hyper-local level. As of December 31, 2023, the Foundation had awarded grants in the total amount of $200,000 to small business owners of color, in partnership with the NAACP, the largest and most pre-eminent civil rights organization in the United States, and Hello Alice, a free platform helping over one million small businesses launch and grow. The Keep it Local Business Fund is the first phase of the Foundation’s commitment to providing local grants to help neighbors strengthen their local communities. In addition to the grant, recipients will receive resources and tools to grow their business and personalized training, including on the Nextdoor platform.
1 Verified Neighbors are individuals who have joined Nextdoor and completed the verification process for their account.

2024 Proxy Statement	3

Proxy Statement Summary
Corporate Governance Practices
We are committed to good corporate governance, which strengthens the accountability of our Board of Directors and promotes the long-term interests of our stockholders. Key elements of our independent Board of Directors and leadership practices are outlined below, and discussed further in this Proxy Statement:

Board Diversity
We strive to maintain a diverse Board of Directors and ensure diversity is a factor when identifying potential new directors. 29% of our current directors are diverse and 29% of our current directors are female.

Independent Board and Committee Oversight
A majority of our directors are independent (six out of seven current directors). Our independent directors conduct regular executive sessions.
All committees of the Board of Directors are composed of independent directors.

Lead Independent Director
If the positions of chairperson of our Board of Directors and chief executive officer are held by the same person, our Board of Directors may, by a majority vote of our independent directors, designate a lead independent director. Our lead independent director has well-defined responsibilities that are set forth in our corporate governance guidelines.

Comprehensive Risk Oversight Practices
Our Audit and Risk Committee oversees our comprehensive risk oversight practices, including cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas.

Corporate Responsibility and Sustainability
Our Nominating, Corporate Governance and Corporate Responsibility Committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters.
Annual Board Evaluation Our Board of Directors and committees conduct self-evaluations annually to assess performance.

Related Party Transactions
Our Board of Directors has related party transaction standards for any direct or indirect involvement of a director or other related party in the company’s business activities.
Open Communication Our directors maintain open communication and strong working relationships among themselves and have regular access to management.

Compensation Recovery Policy
Our Board of Directors has adopted, and our Compensation and People Development Committee administers, a Compensation Recovery Policy that is applicable to our executive officers.

2024 Proxy Statement	4

Proxy Statement Summary
Our Commitment to Neighborhood Vitality
Nextdoor is a leading innovator in creating a welcoming platform that facilitates healthy neighborhood connections and conversations. The need for connection is real and lasting, and Nextdoor is a place where neighbors can naturally come together to help make their local communities better.
A neighborhood with vitality can be characterized by a strong sense of community where neighbors, businesses, and public agencies can depend on each other to exchange valuable information, goods, and services. Nextdoor is committed to developing leading-edge product technology that encourages neighborly interactions and promotes neighborhood vitality.
Product Features
In 2023, we iterated on core features that prioritize the vitality of neighborhoods on Nextdoor and in the real world, implementing updates driven by generative artificial intelligence ("AI") and machine learning to help cultivate a kinder world where everyone has a neighborhood to rely on. We also built new features to enhance the quality of engagement and increase the trust and fairness of our moderation system. We will continue to focus on product innovations that demonstrate our commitment to neighborhood vitality throughout 2024. Some of our active in-product features include:
•Verification of real people and real businesses: Since Nextdoor launched in 2011, we’ve required everyone to sign up with their real names and addresses to foster mutual accountability and ensure that connections and conversations are authentic.
•Kind Neighbor Pledge: Upon joining Nextdoor, all neighbors are asked to agree to our updated Kind Neighbor Pledge, which is a commitment to be helpful, treat everyone in the Nextdoor community with respect, and to do no harm. It’s an opportunity to establish norms and expectations for our platform, and encourage prosocial behavior.
•Kindness Reminder and Constructive Conversations Reminder: We use a combination of human review and machine learning and predictive technology solutions, including our Kindness Reminder and Constructive Conversations Reminder, to enforce our Community Guidelines and support civility and kindness as neighbors interact through the platform. The Kindness Reminder automatically detects offensive language that may violate Nextdoor’s Community Guidelines and encourages the author to edit their content before they publish. It was the first of our core product features to introduce moments of friction aimed at slowing people down and combating bias. The Constructive Conversations Reminder expands on the Kindness Reminder by encouraging neighbors looking to join a conversation to set a more constructive tone as they reply. In 2023, in addition to giving neighbors the ability to use generative AI to help write posts that are more likely to drive positive community engagement, we integrated generative AI into the Kindness Reminder (the "AI Kindness Reminder") to suggest more constructive revisions for comments that may violate Community Guidelines. Leveraging predictive technology has enabled us to better analyze tone and context, and given us the ability to propose kinder responses to prevent misunderstandings. In 2023, 36% of neighbors who were shown the AI Kindness Reminder or the traditional Kindness Reminder prior to publishing content that could potentially violate our Community Guidelines chose to edit or withhold their content. Of those who encountered generative AI-revised text, 26% adopted the suggestion. Exposure to the Kindness Reminder and AI Kindness Reminder reduced the creation of content that violated our Community Guidelines by 15%.
•Notifications for removed content and in-product appeals: In 2022, Nextdoor introduced the ability for neighbors to appeal in-app when their content was removed, and expanded in-app appeals to account suspensions in October 2023. We also added the ability for neighbors who reported content to appeal if they believe that content was erroneously upheld on the platform.

2024 Proxy Statement	5

Proxy Statement Summary
Community Guidelines and Moderation
Nextdoor’s Community Guidelines are designed to keep interactions on the platform safe and productive. They are enforced by real people who live in the local neighborhoods they moderate and are supplemented by our internal Nextdoor Operations team as well as technology, all of which work to detect three main categories of guideline-violating content:
•Hurtful: Content that neighbors consider uncivil, e.g., insults, rudeness, name-calling.
•Harmful: Content that Nextdoor considers fraudulent or unsafe, e.g., violent or graphic.
•Other: Non-local content, spam, content posted in error.
Efforts to address guideline-violating content include:
•Tools to automatically detect and report harmful content.
•Product features that enable neighbors to report guideline-violating content.
•Volunteer community moderators who monitor community discussions and help keep dialogue on the platform civil.
•Our internal Neighborhood Operations staff of trained specialists who review content and accounts that have been flagged and take appropriate action to support the neighbors involved.
Importantly, community moderation is essential to our platform because we want neighborhoods on Nextdoor to reflect the people who live in them in the real world. Many of our neighborhoods are made up of different people with differing viewpoints — we champion that and see Nextdoor as an essential building block for creating a stronger local community that promotes constructive conversations.
Neighborhood Vitality Advisory Board
We work regularly with leading experts, including our Neighborhood Vitality Advisory Board, to iterate on our features and tools, and develop strategic research teams that further our work to create and maintain a welcoming platform.
An example of this research includes a study completed with The Justice Collaboratory at Yale Law School. The study explored whether social media platforms can be designed to encourage more civil conversations among neighbors while promoting individual and community well-being.2 The results validated one of Nextdoor’s core beliefs: that building human-centered products can positively shape the civility of conversations. Accordingly, we’ll continue to invest in quality engagement via our design and structure, enabling our platform to promote civility and other prosocial behaviors. In addition, prior to launching the AI Kindness Reminder, we collaborated with internal and external partners, including our Neighborhood Vitality Advisory Board, who focused on issues such as fine tuning the generative AI model to uphold unique local speech patterns.
Our Approach to People
Our Culture and Core Values
Community is at the heart of Nextdoor and our growing community of employees is our lifeblood. Our employees have a wide range of experiences and perspectives, which fuel our purpose to cultivate a kinder world where everyone has a neighborhood they can rely on.
Our company core values are:
•Earn trust every day;
•Invest in community;
•Customer obsessed;
2 Journal of Online Trust and Safety. Promoting Online Civility Through Platform Architecture, September 2022.

2024 Proxy Statement	6

Proxy Statement Summary
•Think big;
•Experiment and learn quickly; and
•Act like an owner.
We live these core values through our approach to our people practices, summarized below.
Diversity, Equity, Inclusion and Belonging
The principles of Diversity, Equity, Inclusion and Belonging (“DEIB”) are woven into the fabric of our organization and guide how we recruit, retain, and develop our talent.
Our commitment to DEIB begins at the top and is underscored by the importance of making diverse perspectives a business imperative. This is reflected in the racially diverse and gendered-balanced leaders that make up our Board of Directors, management team, and employees, and who all share in our passion for contributing to and effecting change in communities globally.
We thrive on creating a dynamic, inclusive environment that aims to support and value our employees, and contributes to our award-winning company culture. We have active and engaged Employee Resource Groups ("ERGs") that are aligned around dimensions of diversity, such as gender, ethnicity, religion, sexual orientation and other shared attributes, which we believe help foster a sense of community, and a diverse and inclusive workplace. We have equipped our ERG leaders with tools and training to engage in courageous conversations with their communities. This approach is designed to foster discussions on cultural topics that support the well-being of our employees.
We focus our global recruitment efforts on ensuring that teams and hiring managers have the opportunity to consider qualified people from historically excluded groups for open roles. Moreover, we distribute a bi-annual employment engagement survey to measure our employees’ satisfaction at Nextdoor, including employees’ perspective on our current state of workplace inclusivity.
Learning, Development, and Engagement
Our Employee Value Proposition, which articulates the value we offer to employees and the experience they can expect during their career at Nextdoor, has four core tenets:
•Purpose: Employees are deeply connected to Nextdoor's purpose of creating a kinder world where everyone has a neighborhood they can rely on. They have a strong sense of pride in both the company and their individual jobs.
•Opportunity: Everyone in the world is a potential neighbor and therefore the total addressable market for our platform is massive. Nextdoor is a company where employees have an opportunity to positively impact everyone on the planet. Employees at Nextdoor are motivated by this notion and are driven to create something greater than themselves and to leave a legacy that will forever improve the world.
•Growth: Employees at Nextdoor are provided an opportunity for transformative growth that benefits both their own career journey and has significant impact on the company. Employees have autonomy and are empowered to do work that has an outsized impact on their career growth, their personal growth as human beings, and their ability to drive the company’s success.
•Welcoming: Employees are welcomed into a friendly and kind community of colleagues. We are built in the spirit of a great neighborhood, with colleagues who are helpful and embrace collaboration. We lead with inclusivity and transparency which creates a high degree of trust.
We have a dedicated Talent Management and Development team that develops and delivers company-wide people programs and learning and development experiences to help our employees grow in their careers. The programs include performance feedback

2024 Proxy Statement	7

Proxy Statement Summary
and promotion cycles and recognition through our “Nextdoor Values Awards.” Our learning and development experiences focus on onboarding new hires as well as offering workshops focused on skills development and compliance training.
We are committed to making Nextdoor the best place to work by engaging with, and listening to, our community of employees. We maintain ongoing connection with our team members through regular all hands meetings, our speaker series, and bi-annual engagement surveys.
Compensation, Benefits and Perks
We provide employees with competitive compensation packages that include base salaries, sales commissions for certain employees, and equity awards. Additional benefits programs (which vary by country and region) include a 401(k) Plan with a company match, healthcare, vision, and dental insurance benefits, health savings and flexible spending accounts, flexible paid time off, parental leave, and other benefits tailored to the specific needs of our employees such as family forming, caregiving and mental health resources. We also support and encourage our employees to give back to our communities by giving each employee “Volunteer Time Off” to dedicate to the causes that matter most to them. We continue to review and update our compensation and benefits programs.

2024 Proxy Statement	8

PRELIMINARY PROXY STATEMENT DATED APRIL 16, 2024 SUBJECT TO COMPLETION

Proxy Statement for the 2024 Annual Meeting of Stockholders	NEXTDOOR HOLDINGS, INC. 420 Taylor Street San Francisco, California 94102 April [ ], 2024

Information About Solicitation and Voting
The accompanying proxy is solicited on behalf of the Board of Directors of Nextdoor Holdings, Inc. for use at our 2024 Annual Meeting of Stockholders, or Annual Meeting, to be held virtually at www.virtualshareholdermeeting.com/KIND2024 on Tuesday, June 18, 2024 at 9:00 a.m. Pacific Time / 12:00 p.m. Eastern Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting, or Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April [ ], 2024. Our Annual Report for the fiscal year ended December 31, 2023 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.
Internet Availability of Proxy Materials
In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

9	2023 Proxy Statement

General Information About the Meeting
Purpose of the Annual Meeting
You are receiving this Proxy Statement because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
We intend to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any Internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders–regardless of size, resources, or physical location, saves us and our stockholders’ time and money, and reduces our environmental impact.
Record Date; Quorum
Only holders of record of our Class A common stock and Class B common stock at the close of business on April 19, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had [ ] shares of Class A common stock and [ ] shares of Class B common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote [ ] shares of Class A common stock and [ ] shares of Class B common stock at the Annual Meeting, or approximately [ ]% of the voting power of the shares of our Class A common stock and Class B common stock outstanding on such date. For at least ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 420 Taylor Street, San Francisco, California 94102.
The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.
Participating in the Annual Meeting
•Instructions on how to attend the Annual Meeting are posted at www.proxyvote.com.
•You may log in to the meeting platform beginning at 8:45 a.m. Pacific Time/ 11:45 a.m. Eastern Time on June 18, 2024. The meeting will begin promptly at 9:00 a.m. Pacific Time/ 12:00 p.m. Eastern Time.
•You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualshareholdermeeting.com/KIND2024.
•Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.
•If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/KIND2024, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered

2024 Proxy Statement	10

General Information About the Meeting

together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to the business of Nextdoor, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting). A webcast replay of the Annual Meeting, including the Q&A session, will be archived on the “Investor Relations” section of our website, which is located at https://investors.nextdoor.com.
•If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/KIND2024. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.
Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A common stock represents one vote and each share of Class B common stock represents ten votes. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Each director will be elected by a plurality of the votes cast, which means the one individual nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES”, “WITHHOLD AUTHORITY FOR ALL NOMINEES”, or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Approval, on a non-binding advisory basis, of the compensation of our named executive officers will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Approval of the amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company will be obtained if the holders of a majority of the voting power of shares of our outstanding Class A common stock and Class B common stock, voting together as a single class, vote “FOR” the proposal at the Annual Meeting.

2024 Proxy Statement	11

General Information About the Meeting

Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation	Page Reference
Proposal No. 1	The election of the Class III director named in this Proxy Statement.	FOR all nominees	26
Proposal No. 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR	34
Proposal No. 3	The approval, on a non-binding advisory basis, of the compensation of our named executive officers.	FOR	37
Proposal No. 4	The approval of an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted pursuant to the DGCL.	FOR	38
None of our non-employee directors have any substantial interest in any matter to be acted upon except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon other than Proposal No. 1, Proposal No. 3 and Proposal No. 4.
Abstentions; Broker Non-Votes
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions and proxies marked “withhold authority” will have no effect on Proposal No. 1, Proposal No. 2 and Proposal No. 3, and will have the same effect as a vote “AGAINST” Proposal No. 4.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention. The other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposal No. 1, Proposal No. 2 and Proposal No. 3, and will have the same effect as a vote “AGAINST” Proposal No. 4.

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General Information About the Meeting

Voting Instructions; Voting of Proxies

Vote By Internet	Vote By Telephone or Internet	Vote By Mail

You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KIND2024, where stockholders may vote and submit questions during the meeting. Stockholders may vote before the Annual Meeting by visiting www.proxyvote.com. The meeting starts at 9:00 a.m. Pacific Time / 12:00 p.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.
You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your proxy card.
You may vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 8:59 p.m. Pacific Time / 11:59 p.m. Eastern Time on June 17, 2024. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

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General Information About the Meeting

Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or through the Internet; or
•attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

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Board of Directors and Committees of the Board of Directors; Corporate Governance Standards and Director Independence
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of our company. Our Corporate Governance Guidelines are available on the “Investor Relations” section of our website, which is located at https://investors.nextdoor.com, by clicking “Governance Documents” in the “Governance” section of our website. Our Nominating, Corporate Governance and Corporate Responsibility Committee reviews the Corporate Governance Guidelines annually, and changes are recommended to our Board of Directors as warranted.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our Board of Directors, officers, and employees, and we expect our agents, representatives, consultants and contractors to conform to the standards of our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics is posted on the “Investor Relations” section of our website, which is located at https://investors.nextdoor.com under “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.
Independence of Directors
The listing rules of the New York Stock Exchange (“NYSE”) require that a majority of the members of a listed company’s Board of Directors be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a material relationship with the company, either directly or as an officer, partner or stockholder of the company, that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In addition, our Audit and Risk Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other committee of the Board of Directors: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

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Board of Directors and Committees of the Board of Directors

Our Board of Directors conducts an annual review of the independence of our directors. In its most recent review, our Board of Directors determined that Dana Evan, J. William Gurley, Mary Meeker, Jason Pressman, David Sze, and Chris Varelas, representing six of our seven directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of NYSE and the applicable rules and regulations promulgated by the SEC. Our Board of Directors has also determined that all members of our Audit and Risk Committee, Compensation and People Development Committee, and Nominating, Corporate Governance and Corporate Responsibility Committee satisfy the relevant independence requirements.
Board of Directors and Committee Self-Evaluations
We conduct an annual self-evaluation process for our Board of Directors and its committees. As part of this process, each member of our Board of Directors fills out a questionnaire prepared by our counsel to discuss their assessment of the performance of the Board of Directors and its committees, their own performance, and the performance of fellow members of the Board of Directors. Results from such assessment are aggregated and shared and discussed by our Nominating, Corporate Governance and Corporate Responsibility Committee and Board of Directors.
Our Board evaluation process is used:
•by our Board of Directors and Nominating Corporate Governance and Corporate Responsibility Committee to assess the current composition of our Board of Directors and its committees and make recommendations for the qualifications, expertise, and characteristics we should seek in identifying potential new directors;
•by our Board of Directors and Nominating, Corporate Governance and Corporate Responsibility Committee to identify the strengths and areas of opportunity of each member of our Board of Directors and to provide insight into how each member of our Board of Directors can be most valuable;
•to improve agenda topics of the Board of Directors and its committees so that information they receive enables them to effectively address the issues they consider most critical; and
•by our Nominating, Corporate Governance and Corporate Responsibility Committee as part of its annual review of each director’s performance when considering whether to nominate the director for re-election to the Board of Directors.
Board of Directors Leadership Structure
The Nominating, Corporate Governance and Corporate Responsibility Committee periodically considers the leadership structure of our Board of Directors and makes such recommendations to our Board of Directors with respect thereto as appropriate. When the positions of chairperson and chief executive officer are held by the same person, our Board of Directors may, by a majority vote of our independent directors, designate a “lead independent director.” In cases in which the chairperson and chief executive officer are the same person, the chairperson schedules and sets the agenda for meetings of our Board of Directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings.
The responsibilities of the lead independent director include:
•calling and presiding over separate meetings of the independent directors;
•facilitating discussion and open dialogue among the independent directors during meetings of the Board of Directors, executive sessions and outside of meetings of the Board of Directors;
•serving as the principal liaison between the chairperson and the independent directors;
•communicating to the chairperson and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by the independent directors in executive sessions or outside of meetings of the Board of Directors;

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Board of Directors and Committees of the Board of Directors
•providing the chairperson with feedback and counsel concerning the chairperson’s interactions with the Board of Directors;
•coordinating with the chairperson to set the agenda for meetings of the Board of Directors, taking into account input from other independent directors;
•providing the chairperson and management with feedback on meeting schedules and the appropriateness, including the quality and quantity, and timeliness of information provided to the Board of Directors;
•recommending the retention of advisors and consultants who report directly to the Board of Directors when appropriate;
•providing leadership to the Board of Directors if circumstances arise in which the role of the chairperson may be, or may be perceived to be, in conflict;
•if appropriate, and in coordination with management, being available for consultation and direct communication with major stockholders; and
•performing such other functions and responsibilities as requested by the Board of Directors from time to time.
Currently, our Board of Directors believes that it should maintain flexibility to select the chairperson of our Board of Directors and adjust our Board of Directors leadership structure from time to time. On February 23, 2024, we announced that Nirav Tolia, co-founder of Legacy Nextdoor, will return as our Chief Executive Officer, President and chairperson of our Board of Directors. The effective date of Mr. Tolia’s position as Chief Executive Officer, President and chairperson of the Board of Directors will be May 8, 2024 (the “Transition Date”). Our Board of Directors determined that having our Chief Executive Officer also serve as the chairperson of our Board of Directors provides us with optimally effective leadership and is in our best interests and those of our stockholders. While our independent directors bring experience, oversight, and expertise from outside of our company, our Board of Directors believes Mr. Tolia brings current company-specific experience and insight developed from co-founding our company, previously leading our company, and serving on our Board of Directors. Our Board of Directors believes that Mr. Tolia’s strategic vision for our business, his in-depth knowledge of our platform and operations, and his previous experience previously leading our company, and serving on our Board of Directors, make him well qualified to serve as both our chairperson of our Board of Directors and Chief Executive Officer.
Because Mr. Tolia will serve in both of these roles as of the Transition Date, our Board of Directors has appointed Chris Varelas to serve as our lead independent director. Our Board of Directors believes that Mr. Varelas, who has served as our lead independent director since 2021, is well qualified to serve as lead independent director given his extensive business and financial experience in the technology sector and leadership during his tenure as a member of our Board of Directors. Our Board of Directors annually reevaluates such appointment and following such evaluations, our Board of Directors re-appointed Mr. Varelas as our lead independent director in April 2024.
Our Board of Directors believes that the responsibilities assigned to Mr. Varelas as our lead independent director helps ensure a dedicated, independent, and active Board of Directors and, moreover, that the leadership structure of Mr. Varelas serving as our lead independent director and Mr. Tolia’s combined role of chairperson of our Board of Directors and Chief Executive Officer creates an appropriate balance in our leadership, enabling strong leadership while effectively maintaining our Board of Director’s independence and oversight of management. In particular, this structure capitalizes on the expertise and experience of Messrs. Tolia and Varelas, as it permits Mr. Tolia to serve as a bridge between our Board of Directors and management, helping both to act with a common purpose and providing critical leadership for carrying out our strategy and confronting challenges, while Mr. Varelas ensures independence of our Board of Directors from management and as lead independent director can call and chair meetings of the independent directors separate and apart from the chairperson of our Board of Directors. Our Board of Directors also believes that there may be other advantages to having a lead independent director for matters such as communications and relations between our Board of Directors, the Chief Executive Officer and the other members of our senior management, and in assisting our Board of Directors in reaching consensus on particular strategies and policies.

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Board of Directors and Committees of the Board of Directors

Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our lead independent director, currently Mr. Varelas, is the presiding director at these meetings.
Committees of Our Board of Directors
Our Board of Directors has established an Audit and Risk Committee, a Compensation and People Development Committee, and a Nominating, Corporate Governance and Corporate Responsibility Committee. The composition and responsibilities of each committee are described below.
Each of these committees has a written charter approved by our Board of Directors. Copies of the charters for each committee are available, without charge, upon request in writing to Nextdoor Holdings, Inc., 420 Taylor Street, San Francisco, California 94102, Attn: Head of Legal & Corporate Development and Secretary, or in the “Investor Relations” section of our website, which is located at https://investors.nextdoor.com, by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

AUDIT AND RISK COMMITTEE
Our Audit and Risk Committee is
responsible for, among other things:
•selecting a firm to serve as our independent registered public accounting firm to audit our financial statements;
•ensuring the independence of the independent registered public accounting firm, reviewing the qualifications and performance of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•establishing procedures for employees to anonymously submit concerns about accounting, audit or other matters;
•considering the adequacy of internal controls and the design, implementation, and performance of the internal audit function;
•reviewing related party transactions that are material or otherwise implicate disclosure requirements;
•pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm; and
•reviewing legal, financial, technology, and enterprise risk exposures and the steps management has taken to monitor and control such exposures.

Members: Dana Evan (Chair) (ACFE) Jason Pressman Chris Varelas
Independence: Each member of our Audit and Risk Committee is independent under the current NYSE and SEC rules and regulations.
Financial Literacy: Each member of our Audit and Risk Committee is financially literate as required by the current NYSE listing standards.

Audit Committee Financial Expert:
Our Board of Directors has also determined that Ms. Evan is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our Audit and Risk Committee and our Board of Directors.

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Board of Directors and Committees of the Board of Directors

COMPENSATION AND PEOPLE DEVELOPMENT COMMITTEE
Our Compensation and People Development Committee is responsible for, among other things:
•evaluating, recommending to the Board of Directors, approving and reviewing its executive officer and director compensation arrangements, plans, policies, and programs;
•reviewing and recommending to the Board of Directors the form and amount of its compensation of its non-employee directors;
•reviewing, at least annually, the goals and objectives to be considered in determining the compensation of our chief executive officer and other executive officers;
•reviewing with management its organization and people activities;
•administering and interpreting our cash and equity incentive compensation plans;
•reviewing and approving, or making recommendations to the Board of Directors with respect to, cash and equity incentive compensation; and
•establishing our overall compensation philosophy.

Members: Jason Pressman (Chair) Dana Evan Mary Meeker David Sze
Independence: Each member of our Compensation and People Development Committee is independent under the current NYSE and SEC rules and regulations.
Non-Employee Directors: Each member of our Compensation and People Development Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

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Board of Directors and Committees of the Board of Directors

NOMINATING, CORPORATE GOVERNANCE AND CORPORATE RESPONSIBILITY COMMITTEE
Our Nominating, Corporate Governance and Corporate Responsibility Committee is responsible for, among other things:
•identifying, considering, and recommending candidates for membership on the Board of Directors, and recommending to the Board of Directors the desired qualifications, expertise, and characteristics of members of the Board of Directors;
•developing and recommending corporate governance guidelines and policies;
•periodically consider and make recommendations to the Board of Directors regarding the size, structure and composition of the Board of Directors and its committees;
•reviewing and recommending to the Board of Directors any changes to the corporate governance guidelines;
•reviewing any corporate governance related matters required by the federal securities laws;
•reviewing proposed waivers of the code of conduct for directors and executive officers;
•assisting the Board of Directors in overseeing its programs related to corporate responsibility and sustainability;
•overseeing the process of evaluating the performance of the Board of Directors and its committees; and
•advising the Board of Directors on corporate governance matters.

Members: Chris Varelas (Chair) Dana Evan J. William Gurley
Independence: Each member of our Nominating, Corporate Governance and Corporate Responsibility Committee is independent under the current NYSE and SEC rules and regulations

Our Board of Directors’ Role in Risk Oversight
Our Board of Directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our Board of Directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes. Our management reporting processes are designed to provide our Board of Directors and our personnel responsible for risk assessment with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity, compensation-related risk, and tax), human capital, legal, regulatory, cybersecurity and data privacy and reputational risks. Our Board of Directors reviews strategic and operational risk in the context of discussions, question-and-answer sessions, and reports from the management team at each regular Board meeting, receives reports on all significant committee activities at each regular Board meeting, and evaluates the risks inherent in significant transactions.
Each committee of the Board of Directors meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board of Directors leadership structure

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Board of Directors and Committees of the Board of Directors
supports this approach. The Audit and Risk Committee reviews (i) our major financial risks and enterprise exposures and the steps management has taken to monitor or mitigate such risks and exposures, including our risk assessment and risk management policies, as well as cybersecurity and data privacy risks and risk exposures in other areas, as the Audit and Risk Committee deems appropriate from time to time; (ii) our programs for promoting and monitoring compliance with applicable legal and regulatory requirements, as well as major legal regulatory compliance risk exposures and the steps management has taken to monitor or mitigate such exposures; and (iii) the status of any significant legal and regulatory matters and any material reports or inquiries received from regulators or government agencies that reasonably could be expected to have a significant impact on our financial statements. The Compensation and People Development Committee reviews major compensation- and human capital-related risk exposures and the steps management has taken to monitor or mitigate such exposures. The Nominating, Corporate Governance and Corporate Responsibility Committee reviews and assesses risks relating to our corporate governance practices, reviews and assesses our performance, risks, controls, and procedures relating to corporate responsibility and sustainability, including ESG, reviews the independence of our Board of Directors, and reviews and discusses our Board of Directors’ leadership structure and role in risk oversight.
Cybersecurity Risk Oversight
Protecting the confidentiality, integrity, and availability of our systems and data, and securing the information of our users, team members, vendors, and other third parties is important to us. We have adopted physical, technological, and administrative controls for our data and systems, defined policies and procedures for cyber incident detection, containment, response, and remediation, and are continuing to take steps to further mature our program. While everyone at our company, including our management, plays a part in managing these risks, our Board of Directors maintains oversight of risks from cybersecurity threats by meeting with and receiving periodic updates from our Chief Information Security Officer, via our Audit and Risk Committee, which is assigned oversight of cybersecurity risks. Our Audit and Risk Committee is responsible for ensuring that management has processes in place designed to identify and evaluate cybersecurity risks to which we are exposed and to implement processes and programs to manage cybersecurity risks and mitigate cybersecurity claims. For additional information relating to our cybersecurity risk oversight, please see the section titled “Cybersecurity” in our most recent Annual Report for the year ended December 31, 2023.
Management Succession Planning
Our Board of Directors recognizes that one of its most important duties is its oversight of succession planning for our Chief Executive Officer. Our Board of Directors has delegated primary oversight responsibility for succession planning for our Chief Executive Officer to the Compensation and People Development Committee and the Nominating, Corporate Governance and Corporate Responsibility Committee. Our Board of Directors, with the assistance of the Nominating, Corporate Governance and Corporate Responsibility Committee, if requested by the Board of Directors, is responsible for identifying, evaluating, and selecting potential successors for our Chief Executive Officer’s direct reports. On February 23, 2024, we announced that Nirav Tolia, co-founder of Legacy Nextdoor, will return as our Chief Executive Officer, President and chairperson of our Board of Directors. The effective date of Mr. Tolia’s position as Chief Executive Officer, President and chairperson of the Board of Directors will be the Transition Date. Our Board of Directors continues to regularly evaluate its succession planning to ensure that we are well-positioned to continue to execute on our corporate strategy.

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Board of Directors and Committees of the Board of Directors

Oversight of Corporate Strategy
Our Board of Directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our Board of Directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board of Directors’ diverse skill set and experience enhances our Board of Directors’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our Board of Directors also hold regularly scheduled executive sessions at which strategy is discussed.
Compensation and People Development Committee Interlocks and Insider Participation
The members of our Compensation and People Development Committee as of December 31, 2023 included Mr. Sze, Mr. Tolia and Ms. Meeker. Prior to their resignation from our Board of Directors in July 2023, Ms. Leslie Kilgore and Ms. Andrea Wishom were also members of our Compensation and People Development Committee. No member of our Compensation and People Development Committee in 2023 was at any time during 2023 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under the Exchange Act, or Regulation S-K. During 2023, none of our executive officers served as a member of the Board of Directors, or as a member of the Compensation and People Development Committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation and People Development Committee.
Anti-Hedging
We have adopted an Insider Trading Policy that applies to all of our employees, contractors, consultants, directors, and officers, including our Chief Executive Officer and other executive officers, which prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sales contracts, or from contributing our securities to exchange funds in a manner that could be interpreted as hedging.
Board of Directors and Committee Meetings and Attendance
Our Board of Directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. Our Board of Directors met 14 times and acted by unanimous written consent 4 times, the Compensation and People Development Committee met 10 times and acted by unanimous written consent 2 times, the Audit and Risk Committee met 4 times and did not act by unanimous written consent, and the Nominating, Corporate Governance and Corporate Responsibility Committee met 4 times and acted by unanimous written consent 1 time. Each member of our Board of Directors attended at least 75% of the aggregate of all meetings of our Board of Directors and of all meetings of committees of our Board of Directors on which such member served that were held during the period in which such director served.
Board of Directors Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. Six of the nine then-current members of our Board of Directors were present at our 2023 Annual Meeting of Stockholders.

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Board of Directors and Committees of the Board of Directors
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors, or a specific member of our Board of Directors (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Secretary.
All communications are reviewed by the Secretary and provided to the members of our Board of Directors as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board of Directors will not be provided to directors.
The address for these communications is:
Nextdoor Holdings, Inc.
c/o Head of Legal & Corporate Development and Secretary
420 Taylor Street
San Francisco, California 94102

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Nominations Process and Director Qualifications
Nomination to the Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating, Corporate Governance and Corporate Responsibility Committee in accordance with the committee’s charter, our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, and the criteria approved by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Nominating, Corporate Governance and Corporate Responsibility Committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Additional Information—Stockholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications; Diversity
With the goal of developing a diverse, experienced and highly qualified Board of Directors, the Nominating, Corporate Governance and Corporate Responsibility Committee is responsible for developing and recommending to our Board of Directors the desired qualifications, expertise, and characteristics of members of our Board of Directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board of Directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board of Directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of members to our Board of Directors that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the Board of Directors does not establish specific goals with respect to diversity, the Board of Directors’ overall diversity is a significant consideration in the director nomination process.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory requirements and the provisions of our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and charters of the committees of our Board of Directors. In addition, neither our Board of Directors nor our Nominating, Corporate Governance and Corporate Responsibility Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the Nominating, Corporate Governance and Corporate Responsibility Committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our Board of Directors in the context of its existing composition. Through the nomination process, the Nominating, Corporate Governance and Corporate Responsibility Committee seeks to promote membership to the Board of Directors that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our Board of Directors’ overall effectiveness. The brief biographical description of the director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of the director that led to the conclusion that such director should serve as a member of our Board of Directors at this time.

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Nominations Process and Director Qualifications

The following charts reflect the age, gender, racial and ethnic diversity, and independence of the six members of our Board of Directors continuing in office following the annual meeting, assuming the election of all nominees:
Gender

■ Male ■ Did Not Disclose
Demographic Background

■ White ■ Asian ■ Two or more races ■ Prefer not to answer

Independence

■ Independent ■ Not-Independent
Age

■ <51 ■ 51-61 ■ 61+

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Proposal No. 1: Election of Directors
Our Board of Directors currently consists of seven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class III will stand for election at the Annual Meeting. The terms of office of directors in Class I and Class II do not expire until the annual meetings of stockholders held in 2025 and 2026, respectively. At the recommendation of our Nominating, Corporate Governance and Corporate Responsibility Committee, our Board of Directors proposes that the one Class III nominee named below, who is currently serving as a director in Class III, be elected as a Class III director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast, which means that the one individual nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
Shares represented by proxies will be voted “FOR” the election of the one nominee named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than one director. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
The nominees and their ages, occupations, and length of service on our Board of Directors as of the date of this Proxy Statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director/Nominee	Age	Position	Director Since

Chris Varelas(1)(2)	60	Director	November 2021

1.Chairperson of our Nominating, Corporate Governance and Corporate Responsibility Committee. 2.Member of our Audit and Risk Committee.

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Proposal No. 1

Chris Varelas
DIRECTOR
Mr. Varelas has served as co-founder of Riverwood Capital, a private equity firm, since January 2008. Prior to founding Riverwood Capital, he was a managing director at Citigroup Global Markets, Inc., an investment bank, where he also served as Global Head of Technology, Media & Telecom Investment Banking. Mr. Varelas serves on the boards of directors of a number of private companies and institutions. He also serves on the advisory boards for Streamlined Ventures and the RAND Corporation's Center for Global Risk and Security. Mr. Varelas earned a B.A. in Economics and Philosophy from Occidental College and an M.B.A. from the Wharton School at the University of Pennsylvania.
We believe that Mr. Varelas is qualified to serve on the Board of Directors because of his extensive business and financial experience in the technology sector.

Age: 60

Director Since: November 2021

Committees: Audit and Risk Committee; Chairperson of the Nominating, Corporate Governance and Corporate Responsibility Committee

Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our Board of Directors as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since

Class I Directors:
J. William Gurley(1)	57	Director	November 2021
Jason Pressman(2)(3)	50	Director	November 2021
Nirav Tolia(6)	52	Director	November 2021
Class II Directors:
Dana Evan(1)(4)(5)	64	Director	October 2023
David Sze(5)	58	Director	November 2021
1.Member of our Nominating, Corporate Governance and Corporate Responsibility Committee.
2.Chairperson of our Compensation and People Development Committee.
3.Member of our Audit and Risk Committee.
4.Chairperson of our Audit and Risk Committee.
5.Member of our Compensation and People Development Committee.
6.Mr. Tolia will serve as Chairperson of the Board of Directors effective as of the Transition Date.

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Proposal No. 1

J. William Gurley
DIRECTOR
Mr. Gurley serves as a general partner of Benchmark Capital, a venture capital firm, which he joined in 1999. Previously, he served as a partner of Hummer Winblad Venture Partners, a venture capital firm, a research analyst for Credit Suisse First Boston, an investment bank, and a design engineer at Compaq Computer Corporation, a manufacturer of computers and related components. Mr. Gurley currently serves on the board of directors of Stitch Fix, Inc. and Zillow Group, Inc. Mr. Gurley previously served on the board of directors of GrubHub, Inc., OpenTable, Inc., and Ubiquiti Networks, Inc. Mr. Gurley holds a B.S. in Computer Science from the University of Florida and an M.B.A. from the University of Texas.
We believe Mr. Gurley is qualified to serve as a member of the Board of Directors due to his extensive experience with technology companies, including his experience as a member of the boards of directors of public technology companies and as a venture capitalist investing in technology companies.

Age: 57

Director Since: November 2021

Committees: Nominating, Corporate Governance and Corporate Responsibility Committee

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Proposal No. 1

Jason Pressman
DIRECTOR
Mr. Pressman has been a managing director at Shasta Ventures, a venture capital firm, since 2005. Previously, Mr. Pressman was Vice President of Strategy and Operations at Walmart.com, an e-commerce company and subsidiary of Walmart Inc., from 2000 to 2004. Mr. Pressman currently serves on the board of directors for Zuora, Inc. He also serves on the boards of directors of a number of private companies, particularly in the software-as-a-service ("SAAS") and online service industries. He holds a B.S. in Finance from the University of Maryland, College Park and a M.B.A. from Stanford University Graduate School of Business.
We believe that Mr. Pressman is qualified to serve on the Board of Directors because of his operations and strategy experience gained from the retail industry and his corporate finance experience gained in the venture capital industry, garnered through his service on the boards of directors of various technology companies.

Age: 50

Director Since: November 2021

Committees: Audit and Risk Committee; Chairperson of the Compensation and People Development Committee

Nirav Tolia
DIRECTOR
Mr. Tolia has served as the Executive Chair since March 2024, and will serve as the Chief Executive Officer, President and Chairperson of the Board of Directors, effective as of the Transition Date. Mr. Tolia is a co-founder of Nextdoor, Inc. and previously served as its Chief Executive Officer from September 2010 to December 2018. Before his tenure at Nextdoor, Inc., Mr. Tolia was an Entrepreneur in Residence at Benchmark Capital, a venture capital firm, Chief Operating Officer of Shopping.com, an online shopping website, and Chief Executive Officer and co-founder of Epinions.com Corporation, a consumer review website company. Mr. Tolia currently serves as Non-Executive Chair, and previously served as Executive Chair, of Hedosophia, a leading technology investor, and is a co-founding director of the William S. Spears Institute for Entrepreneurial Leadership in SMU’s Cox School of Business. He earned a B.A. in English from Stanford University.
We believe that Mr. Tolia is qualified to serve on the Board of Directors based on the historical knowledge and experience he brings as Nextdoor, Inc.’s co-founder and former Chief Executive Officer, along with his extensive experience creating and leading pioneering consumer internet companies.

Age: 52

Director Since: November 2021

Committees: None

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Proposal No. 1

Dana Evan
DIRECTOR
Ms. Evan served as a Venture Partner at Icon Ventures, a venture capital firm, from 2013 to July 2020. Before joining Icon Ventures, Ms. Evan was the Chief Financial Officer at VeriSign, Inc., a network infrastructure company, from 1996 to 2007. Ms. Evan serves as an independent director on the board of directors of Box, Inc., Motive, and Pendo. She previously served on the boards of directors of Criteo, Everyday Health, Inc., FarFetch Limited, Fusion-IO, Momentive Global Inc., Omniture, Proofpoint, Domo, and MySQL. Ms. Evan is a Certified Public Accountant (inactive) and earned a Bachelor of Science degree in Commerce with a concentration in Accounting and Finance from Santa Clara University. She was recognized by the National Association of Corporate Directors as the 2019 Director of the Year.
We believe that Ms. Evan is qualified to serve on the Board of Directors because of her extensive experience as a public company Chief Financial Officer and director.

Age: 64

Director Since: October 2023

Committees: Chairperson of Audit and Risk Committee; Compensation and People Development Committee; Nominating, Corporate Governance and Corporate Responsibility Committee

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Proposal No. 1

David Sze
DIRECTOR
Mr. Sze has served as a Partner at Greylock Partners, a venture capital firm, which he joined in 2000, where he primarily oversees investments in entrepreneurial and consumer technology companies. Previously, he was the Senior Vice President of Product Strategy at Excite and Excite@Home, a web portal for content. He previously served on the boards of directors of LinkedIn and Pandora Media, Inc. Additionally, he is a member of the Board of Trustees at Yale University and Rockefeller University. Mr. Sze also serves on the boards of directors for several private companies in the consumer technology sector. He holds a B.A. in Economics and Political Science from Yale University and an M.B.A. from Stanford University Graduate School of Business.
We believe that Mr. Sze is qualified to serve on the Board of Directors because of his extensive background investing and advising consumer-facing internet and technology companies.

Age: 58

Director Since: November 2021

Committees: Compensation and People Development Committee

There are no family relationships among our directors and executive officers.
Non-Employee Director Compensation Program
Our compensation arrangements for non-employee directors are reviewed periodically by our Compensation and People Development Committee and our Board of Directors. In addition, at the Compensation and People Development Committee’s direction, Compensia, Inc., the Compensation and People Development Committee’s independent compensation consultant, provides a competitive analysis of director compensation levels, practices, and design features as compared to the general market as well as our compensation peer group.
In 2023, our Compensation and People Development Committee reviewed and recommended, and following such recommendation, our Board of Directors approved an amendment to the non-employee compensation program in October 2023. Under this program, as amended, our non-employee directors receive cash and equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. We also reimburse our non-employee directors for reasonable, customary and documented expenses for travel to and from board meetings. With respect to cash compensation, non-employee directors are entitled to an annual fee equal to $35,000, which is payable quarterly in arrears and pro-rated for partial quarters served. The chairperson of our Audit and Risk Committee, Compensation and People Development Committee, and Nominating, Corporate Governance and Corporate Responsibility Committees receives an additional annual payment of $20,000, $15,000 and $8,000, respectively, payable quarterly in arrears and pro-rated for partial quarters served. With respect to equity, each new non-employee director is entitled to receive an initial stock option grant under our 2021 Equity Incentive Plan (the “2021 EIP”) with a grant date fair value of $350,000 (the “Initial Award”), which award vests monthly over a two-year period. Following initial appointment, each non-employee director who is serving on, and will continue to serve on the Board of Directors following each annual meeting of our stockholders, will be granted a stock option under our 2021 EIP with a grant date fair value of $175,000, which award vests monthly over a twelve-month period (the “Annual Award”). In addition, for 2023, we granted the Annual Award on a monthly basis beginning on October 1, 2023, and continuing through June 1, 2024, as described in the non-employee director

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Proposal No. 1

compensation table below, in order to produce a dollar cost averaging effect. This is consistent with our approach to the boxcar stock option awards made to our named executive officers in 2023 that are described in the section titled "Executive Compensation—Compensation Discussion and Analysis—2023 Compensation Elements & Decisions." The Initial Award and each Annual Award accelerate in full upon consummation of a Corporate Transaction (as defined in the 2021 EIP).
Non-Employee Director Compensation
Other than with respect to Ms. Friar, who did not receive compensation in her capacity as a director, the following table provides information for the year ended December 31, 2023 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2023. The compensation received by Ms. Friar as Chief Executive Officer of the company is shown in “Executive Compensation—2023 Summary Compensation Table” below. Each non-employee director’s reasonable, customary and properly documented travel expenses to attend Board of Director meetings is reimbursed by us.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)93)	Total ($)

John Hope Bryant(1)	35,000	59,522	94,522
Dana Evan	10,301	332,748	343,049
J. William Gurley	35,000	59,522	94,522
Leslie Kilgore(1)	20,417	—	20,417
Mary Meeker(1)	35,000	59,522	94,522
Jason Pressman	35,000	59,522	94,522
David Sze	40,832	59,522	100,354
Nirav Tolia	35,000	59,522	94,522
Chris Varelas	54,500	59,522	114,022
Andrea Wishom(1)	20,417	—	20,417
1.Each of Ms. Kilgore and Ms. Wishom resigned from our Board of Directors effective August 1, 2023. Mr. Bryant resigned from our Board of Directors effective March 29, 2024. Ms. Meeker elected to not stand for re-election as a member of our Board of Directors upon the expiration of her term at the conclusion of the Annual Meeting.
2.The amounts reported in this column represent the aggregate grant date value of stock option awards made to directors in the year ended December 31, 2023 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). This amount does not reflect the actual economic value realized by the director, which will vary depending on the performance of our Class A common stock.

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Proposal No. 1
3.The following table sets forth information on stock options granted to non-employee directors during fiscal 2023, the aggregate number of shares underlying outstanding stock options held by our non-employee directors as of December 31, 2023, and the aggregate number of shares underlying outstanding unvested stock options held by our non-employee directors as of December 31, 2023:

Name	Number of Shares Underlying Stock Options Granted in Fiscal 2023 (#)	Number of Shares Underlying Stock Options Outstanding at Fiscal Year End (#)	Number of Shares Underlying Unvested Stock Options Outstanding at Fiscal Year End (#)

John Hope Bryant	49,435(a)	212,224(b)	43,088
Dana Evan(c)	294,389(c)	294,389	269,857
J. William Gurley	49,435(a)	74,082	—
Leslie Kilgore	—	—	—
Mary Meeker	49,435(a)	74,082	—
Jason Pressman	49,435(a)	74,082	—
David Sze	49,435(a)	74,082	—
Nirav Tolia	49,435(a)	5,146,206	—
Chris Varelas	49,435(a)	74,082	—
Andrea Wishom	—	—	—
a.These stock options were granted in 10 monthly installments, with the first grant date of the award with respect to 3/12th of the award being September 1, 2023 and a monthly grant thereafter equal to 1/12th of the award occurring on the 1st trading day of each calendar month following September 1, 2023, beginning on October 2, 2023. The stock options vest immediately upon the respective date of grant; so long as the non-employee director continues to provide services through each such grant date. The grant date fair value for each monthly installment of these stock option awards is as noted below:

Grant Date	Fair Value ($)
9/1/2023	1.351
10/2/2023	1.099
11/1/2023	1.087
12/1/2023	0.985
b.This stock option vests at a rate of 1/48th of the shares underlying the stock option each month following the vesting commencement date of September 19, 2020, so long as the non-employee director continues to provide services through each such vesting date. The stock option is early exercisable.
c.This stock option vests at a rate of 1/24th of the shares underlying the stock option each month following the vesting commencement date of October 17, 2023, so long as the non-employee director continues to provide services through each such vesting date.
Vote Required
The election of directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon which means that the one individual nominated for election to our Board of Directors receiving the highest number of “FOR” votes will be elected. Abstentions, “withhold authority” votes and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation Our Board of Directors recommends a vote “FOR ALL NOMINEES” in the Election of the Class III Directors.

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Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit and Risk Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2024, and recommends that stockholders vote for ratification of such selection. The ratification of the selection of EY as our independent registered public accounting firm for the year ending December 31, 2024, requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that EY is not ratified by our stockholders, the Audit and Risk Committee will review its future selection of EY as our independent registered public accounting firm.
EY audited our financial statements for the year ended December 31, 2023. Representatives of EY are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions. EY has served as the independent registered public accounting firm of Nextdoor, Inc. since 2018.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit and Risk Committee annually.
During the years ended December 31, 2022 and 2023, fees for services provided by EY were as follows:

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2023

Fees Billed to Nextdoor	($)	($)

Audit fees(1)	$2,358,635	$2,957,482
Audit-related fees(2)	—	—
Tax fees(3)	—	—
Other fees(4)	—	—
Total fees	$2,358,635	$2,957,482
1.“Audit fees” consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements and services that are normally provided by the auditor in connection with regulatory filings.
2. “Audit-related fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.
3. “Tax fees” consist of fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits.
4.“Other fees” consist of fees for services other than the services reported in audit fees, audit-related fees and tax fees.

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Proposal No. 2

Policy on Audit and Risk Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit and Risk Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit and Risk Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our Audit and Risk Committee.
Vote Required
The ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation
Our Board of Directors recommends a vote “FOR” the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2024.

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Report of the Audit and Risk Committee
The information contained in the following report of our Audit and Risk committee is not considered to be “soliciting material,” “filed,” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
The principal purpose of the Audit and Risk committee is to assist the Board of Directors in its general oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. The Audit and Risk committee is responsible for appointing and retaining our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit and Risk committee’s function is more fully described in its charter.
Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP (“EY”), our independent registered public accounting firm for 2023, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting.
Our Audit and Risk committee has reviewed and discussed with management and EY our audited consolidated financial statements for the year ended December 31, 2023. Our Audit and Risk committee has also discussed with EY the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301, regarding “Communications with Audit Committees.”
Our Audit and Risk committee has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with our Audit and Risk committee concerning independence, and has discussed with EY its independence.
Based on the review and discussions described above, our Audit and Risk committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report for the year ended December 31, 2023, for filing with the U.S. Securities and Exchange Commission.
Members of the Audit and Risk Committee
Dana Evan, Chair
Jason Pressman
Chris Varelas

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Proposal No. 3: Advisory Vote on the Compensation of our Named Executive Officers
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation and People Development Committee and Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation and People Development Committee, which are responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Vote Required
The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation Our Board of Directors recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

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Proposal No. 4: Approval of an Amendment to our Amended and Restated Certificate of Incorporation
Section 102(b)(7) of the DGCL was amended effective August 1, 2022, to authorize exculpation of officers of Delaware corporations. Specifically, the amendment permits Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This exculpation would not protect officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this exculpation shield such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.
Our Board of Directors believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain highly-qualified senior leadership. The nature of the role of directors and officers often requires them to make decisions on crucial matters often in time-sensitive situations, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect competitor companies will likely adopt exculpation clauses that limit the personal liability of officers in their charters and failing to adopt the amendment could negatively affect our ability to recruit and retain high-caliber officer candidates.
The proposed amendments to our Amended and Restated Certificate of Incorporation (the “Current Charter”) are not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. This protection has long been afforded to directors, and our Board of Directors believes that extending similar exculpation to its officers is fair and in the best interests of our company and its stockholders. In addition to the changes to permit officer exculpation described above, the amendment would make certain technical and administrative changes. Accordingly, our Board of Directors has unanimously approved the Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) in the form attached hereto as Appendix A-1, which reflects the amendments described above, declared them to be advisable and in the best interests of us and our stockholders and recommends that our stockholders vote “FOR” the proposed Amended and Restated Charter. For convenience of reference, a copy of the new Amended and Restated Charter showing the changes from the Current Charter, with deleted text shown in strikethrough and added or moved text shown as underlined, is attached to this proxy statement as Appendix A-2.
If our stockholders approve the Certificate of Amendment, our Board of Directors has authorized our officers to file the Amended and Restated Charter with the Delaware Secretary of State, to become effective upon acceptance by the Delaware Secretary of State. Our Board of Directors intends to have that filing made if, and as soon as practicable after, this proposal is approved at this Annual Meeting. However, even if our stockholders adopt the new Amended and Restated Charter, the Board of Directors may abandon the new Amended and Restated Charter without further stockholder action prior to the effectiveness of the filing of the new Amended and Restated Charter with the Delaware Secretary of State and, if abandoned, the new Amended and Restated Charter will not become effective. If the Board of Directors abandons the new Amended and Restated Charter, it will publicly disclose that fact and the reason for its determination.
If this proposal is not approved by our stockholders, or if our Board of Directors abandons the new Amended and Restated Charter, then the new Amended and Restated Charter will not be adopted and the Current Charter will remain in place.

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Vote Required
The affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of our Class A common stock and Class B common stock entitled to vote at the annual meeting, voting together as a single class, is required to approve the Amended and Restated Charter. Abstentions are treated as the same as voting “Against” this proposal.

Board Recommendation Our Board of Directors recommends a vote “FOR” the Amendment of our Amended and Restated Certificate of Incorporation

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Executive Officers
The names of our executive officers, their ages as of the date of this Proxy Statement, and their positions are shown below.

Executive Officers	Age	Position

Sarah Friar	51	Chief Executive Officer and President
Matt Anderson	36	Chief Financial Officer and Treasurer
Heidi Andersen	46	Head of Revenue
John Orta	56	Head of Legal & Corporate Development and Secretary
On February 23, 2024, we announced that Nirav Tolia, co-founder of Legacy Nextdoor, will return as our Chief Executive Officer, President and chairperson of our Board of Directors. The effective date of Mr. Tolia’s position as Chief Executive Officer, President and chairperson of the Board of Directors will be May 8, 2024.
Our Board of Directors chooses executive officers, who then serve at the discretion of our Board of Directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
Sarah Friar has served as our Chief Executive Officer and President since November 2021. Ms. Friar served as Nextdoor, Inc.’s Chief Executive Officer and President and as a member of Nextdoor, Inc.’s Board of Directors from December 2018 until November 2021. Ms. Friar will resign as the Chief Executive Officer, President, effective as of the Transition Date. Prior to joining Nextdoor, Inc., Ms. Friar served as the Chief Financial Officer at Block, Inc. (Square), a financial technology company, from July 2012 to December 2018, Senior Vice President of Finance & Strategy at salesforce.com, inc., a customer relationship management technology company, from April 2011 to July 2012, and Lead Software Analyst and Business Unit Leader at Goldman Sachs, a multinational investment bank, from 2000 to April 2011. She currently serves on the board of directors for Walmart Inc. Ms. Friar previously served on our Board of Directors from November 2021 to March 2024 and the board of directors of Slack Technologies, Inc., Dragoneer Growth Opportunities Corp., Dragoneer Growth Opportunities Corp. II, Dragoneer Growth Opportunities Corp. III and New Relic, Inc. Ms. Friar holds a M.Eng. from the University of Oxford and an M.B.A. from Stanford University Graduate School of Business.
Matt Anderson has served as our Chief Financial Officer and Treasurer since November 2023. Previously, Mr. Anderson served as Nextdoor, Inc.’s Head of Finance & Strategy since July 2019. Before joining Nextdoor, Inc., Mr. Anderson served in a number of senior finance roles for Block, Inc. (Square), a financial technology company, between August 2013 and July 2019. Before joining Block, Inc. in August 2013, Mr. Anderson served in a variety of finance and investment related roles for GI Partners, a private equity firm, and Barclays Capital Inc., an investment bank. Mr. Anderson has a B.A. in Economics and International Area Studies from the University of California, Los Angeles.
Heidi Andersen has served as our Head of Revenue since November 2021. Previously, Ms. Andersen served as Nextdoor, Inc.’s Head of Revenue from July 2020 until November 2021. Prior to joining Nextdoor, Inc., Ms. Andersen served in several roles of progressively increasing responsibility at LinkedIn, Inc., a business and employment-oriented social media company which was acquired by Microsoft Corporation in December 2016, including as a Vice President of Global Sales from January 2018 to July 2020; Senior Director, Global Sales, LinkedIn Marketing Solutions from December 2015 to July 2020; Senior Director, NA Sales, LinkedIn Marketing Solutions from December 2014 to December 2015; Director, Emerging and Core Marketing Solutions from

2024 Proxy Statement	40

December 2013 to December 2014; and Director, Mid-Market Marketing Solutions from August 2011 to December 2013. Ms. Andersen earned her B.A. in Marketing and M.A. in International Business from the University of Southern Denmark.
John Orta has served as Head of Legal & Corporate Development and Secretary since November 2021. Previously, Mr. Orta served as Nextdoor, Inc.’s Head of Legal and Corporate & Business Development from August 2018 until November 2021. Before joining Nextdoor, Inc., Mr. Orta was General Counsel at Metromile, Inc., a technology-based insurance company, from January 2016 to August 2018, and Senior Vice President & General Counsel at OpenTable, Inc., an online restaurant reservation company, from December 2006 to October 2015. Mr. Orta earned a B.A. in Business, Economics from University of California, Santa Barbara, an M.B.A. from University of California, Berkeley, Haas School of Business, and a J.D. from University of San Francisco School of Law.

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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2024, by:
•each of our named executive officers;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 189,612,754 shares of Class A common stock and 201,250,591 shares of Class B common stock outstanding as of March 31, 2024. Shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2024 or restricted stock units ("RSUs") that may vest and settle within 60 days of March 31, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Nextdoor Holdings, Inc., 420 Taylor Street, San Francisco, California 94102.

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Security Ownership of Certain Beneficial Owners and Management

	Class A Common Stock		Class B Common Stock

Name and Address of Beneficial Owner(1)	Number of Shares (#)	(%)	Number of Shares (#)	(%)	Combined Voting Power (%)

5% or Greater Stockholders:
Entities affiliated with Benchmark(2)	-	-	52,649,930	26.16%	23.91%
Shasta Ventures II, L.P.(3)	-	-	27,360,232	13.60%	12.42%
Entities affiliated with Greylock(4)	12,130,572	6.40%	21,196,977	10.53%	10.18%
Ark Investment Management LLC(5)	10,787,494	5.69%	-	-	0.49%
Entities affiliated with The Vanguard Group, Inc.(6)	13,666,683	7.21%	-	-	0.62%
Blackrock, Inc.(7)	10,582,294	5.58%	-	-	0.48%
Entities affiliated with Nikko Asset Management Americas, Inc.(8)	9,640,128	5.08%	-	-	0.44%
Executive Officers and Directors:
Sarah Friar(9)	1,442,866	0.76%	18,786,659	9.16%	8.45%
Matt Anderson(10)	521,113	0.27%	346,340	0.17%	0.18%
Michael Doyle(11)	45,388	0.02%	-	-	-
Heidi Andersen(12)	331,221	0.17%	1,416,711	0.70%	0.65%
John Orta(13)	917,511	0.48%	607,750	0.30%	0.32%
Dana Evan(14)	85,863	0.05%	-	-	-
J. William Gurley(15)	98,799	0.05%	52,649,930	26.16%	23.91%
Mary Meeker(16)	1,497,170	0.79%	6,957,234	3.46%	3.23%
Jason Pressman(17)	249,887	0.13%	27,360,232	13.60%	12.44%
David Sze(18)	12,229,371	6.45%	21,196,977	10.53%	10.18%
Nirav Tolia(19)	98,799	0.05%	33,074,393	16.03%	14.68%
Christopher Varelas(20)	98,799	0.05%	-	-	-
All current directors and executive officers as a group (11 persons)	17,571,399	9.17%	162,396,226	76.40%	70.84%
*    Less than one percent.
1.Unless otherwise noted, the business address of each of those listed in the table above is c/o Nextdoor Holdings, Inc., 420 Taylor Street San Francisco, California 94102.
2.As reported in a statement on Schedule 13D filed with the SEC on November 15, 2021, by Benchmark Capital Partners VI, L.P. (“BCP VI”) and its affiliates (collectively, the "Benchmark Affiliates"). Consists of the following shares of Class B common stock: (i) 41,576,081 shares owned by BCP VI; (ii) 2,600,214 shares owned by Benchmark Founders’ Fund VI, L.P. (“BFF VI”); (iii) 1,706,516 shares owned by Benchmark Founders’ Fund VI-B, L.P. (“BFF VI-B”); (iv) 4,481,902 shares held in nominee form for the benefit of persons associated with Benchmark Capital Management Co. VI, L.L.C. (“BCMC VI”); (v) 1,739,275 shares owned by Benchmark Capital Partners VIII, L.P. (“BCP VIII”); (vi) 276,751 shares owned by Benchmark Founders’ Fund VIII, L.P. (“BFF VIII”); and (vii) 269,191 shares owned by Benchmark Founders’ Fund VIII -B, L.P. (“BFF VIII-B”). BCMC VI is the general partner of BCP VI, BFF VI, and BFF VI-B, and BCMC VI may be deemed to have sole voting and investment power over shares held by the entities for which it serves as general partner. Alexandre Balkanski, Matthew R. Cohler, Bruce W. Dunlevie, Peter H. Fenton, J. William Gurley, who is a member of our Board of Directors, Kevin R. Harvey, Robert C. Kagle and Mitchell H. Lasky are the managing members of BCMC VI. Benchmark Capital Management Co. VIII, L.L.C. (“BCMC VIII”) is the general partner of BCP VIII, BFF VIII, and BFF VIII-B, and BCMC VIII may be deemed to have sole voting and investment power over shares held by the entities for which it serves as general partner. Matthew R. Cohler,

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Security Ownership of Certain Beneficial Owners and Management
Peter H. Fenton, J. William Gurley, who is a member of our Board of Directors, An-Yen Hu, Mitchell H. Lasky, Chetan Puttagunta, Sarah E. Tavel and Eric Vishria are the managing members of BCMC VIII. The principal business address for the Benchmark entities is 2965 Woodside Road, Woodside, California 94062.
3.As reported in a statement on Schedule 13D filed with the SEC on November 15, 2021, by Shasta Ventures II, L.P. (“Shasta LP”) and its general partner, Shasta Ventures II GP, LLC (“SVII GP”). Pursuant to the aforementioned statement, SVII GP is the general partner of Shasta LP. Voting and dispositive decisions with respect to the shares held by Shasta LP are made collectively by the managing members of SVII GP: Jason Pressman, who is a member of our Board of Directors, Robert Coneybeer, and Tod Francis. The address for the Shasta Ventures II is 3130 Alpine Road, Ste 288-446, Portola Valley, California 94028.
4.As reported in a statement on Schedule 13D/A filed with the SEC on August 23, 2022 by Greylock and its affiliates. Consists of: (i) 10,917,514 shares of Class A common stock held directly by Greylock 16 Limited Partnership; (ii) 388,179 shares of Class A common stock held directly by Greylock 16-A Limited Partnership; (iii) 824,879 shares of Class A common stock held directly by Greylock 16 Principals Limited Partnership; (iv) 8,490 shares of Class B common stock held directly by Greylock Discovery Fund LLC (“GDF”); (v) 14,661 shares of Class B common stock held directly by Greylock Discovery Fund II LLC (“GDFII”); (vi) 18,871,388 shares of Class B common stock held directly by Greylock XIII Limited Partnership (“Greylock XIII”); (vii) 603,453 shares of Class B common stock held by Greylock XIII Principals LLC (“Greylock XIII Principals”); and (viii) 1,698,985 shares of Class B common stock held directly by Greylock XIII-A Limited Partnership (“Greylock XIII-A”). Greylock XIII is the majority member of GDF and may be deemed to beneficially own shares directly held by GDF. Greylock XIII GP LLC (“Greylock XIII GP”) is the general partner of Greylock XIII and Greylock XIII-A, and may be deemed to beneficially own the shares of stock held directly by GDF, Greylock XIII and Greylock XIII-A. Greylock XIV GP LLC (“Greylock XIV GP”) is the general partner of Greylock XIV Limited Partnership, which is the majority member of GDFII, and may be deemed to have voting and investment discretion over the shares held directly by GDFII. Reid Hoffman is a managing member of Greylock XIV GP and may be deemed to beneficially own the shares of stock held directly by GDFII. William W. Helman, Aneel Bhusri, Donald A. Sullivan and David Sze, who is a member of our Board of Directors, are managing members of Greylock XIII GP and Greylock XIV GP, and each of them may be deemed to hold shared voting and dispositive power over shares held by GDFII, GDF, Greylock XIII, Greylock XIII-A and Greylock XIII Principals. Greylock 16 GP LLC is the general partner of Greylock 16 Limited Partnership, Greylock 16-A Limited Partnership and Greylock Principals 16 Limited Partnership, and may be deemed to beneficially own the shares of stock held directly by Greylock 16 Limited Partnership, Greylock 16-A Limited Partnership and Greylock Principals 16 Limited Partnership. The address for the Greylock entities is 2550 Sand Hill Road Menlo Park, California 94025.
5.As reported in a statement on Schedule 13G filed with the SEC on January 29, 2024, by ARK Investment Management LLC (“ARK”), in its capacity as a registered investment adviser. ARK reported sole voting and dispositive power over 10,787,494 shares of Class A common stock and shared voting and dispositive power over 0 shares. ARK’s principal business office address is 200 Central Avenue, St. Petersburg, Florida 33701.
6.As reported in a statement on Schedule 13G filed with the SEC on February 13, 2024, by The Vanguard Group, Inc. (“Vanguard”), in its capacity as a registered investment adviser. Vanguard reported sole dispositive power with respect to 13,354,314 shares, shared dispositive power with respect to 312,369 shares, sole voting power with respect to 0 shares and shared voting power with respect to 201,433 shares. Vanguard’s principal business office address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
7.As reported in a statement on Schedule 13G filed with the SEC on January 29, 2024, by BlackRock, Inc. (“BlackRock”), on behalf of itself as a parent holding company or control person for the following subsidiaries: (i) BlackRock Advisors, LLC; (ii) BlackRock Asset Management Canada Limited; (iii) BlackRock Fund Advisors; (iv) BlackRock Asset Management Ireland Limited; (v) BlackRock Institutional Trust Company, National Association; (vi) BlackRock Financial Management, Inc.; (vii) BlackRock Fund Managers Ltd; and (viii) BlackRock Investment Management, LLC. BlackRock reported sole dispositive power with respect to 10,582,294 shares of Class A common stock, sole voting power with respect to 10,385,858 shares and shared dispositive and voting power with respect to 0 shares. BlackRock’s principal business office address is 50 Hudson Yards, New York, New York 10001.
8.As reported, as of December 31, 2023, in statements filed on Schedule 13G with the SEC on February 5, 2024 and February 13, 2024, respectively, by: (i) Sumitomo Mitsui Trust Holdings Inc. (“SMTH”) and Nikko Asset Management Co., Ltd. (“NAM”), and (ii) Nikko Asset Management Americas, Inc. (“Nikko Americas”), each on behalf of itself as a registered investment adviser, parent holding company or control person, and/or non-U.S. regulated financial institution. Beneficial ownership reported in the statements pertained to our Class A common stock only. The aforementioned parties reported shared dispositive power with respect to 9,640,128 shares of Class A common stock, and sole dispositive power, and sole and shared voting power, with respect to 0 shares. The principal business address of Nikko Americas is 605 Third Avenue, 38th Floor, New York, New York 10158. The principal business address of SMTH is 1-4-1 Marunouchi, Chiyoda-ku, Tokyo 100-8233, Japan. The principal business address of NAM is Midtown Tower, 9-7-1 Akasaka, Minato-ku, Tokyo 107-6242, Japan.
9.Consists of: (i) 10,000 shares of Class A common stock and 14,040,728 shares of Class B common stock held directly by Sarah Friar; (ii) 889,973 shares of Class B common stock held by Sarah Friar 2019 NXTDR Grantor Retained Annuity Trust dated November 20, 2019; (iii) 500,000 shares of Class A common stock held by the David Riley & Sarah Friar Revocable Trust; (iv) 645,594 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; (v) an additional 246,466 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2024; (vi) 3,855,958 shares underlying options to purchase Class B common stock that are fully vested as of March 31, 2024; and (vii) 40,806 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2024.
10.Consists of: (i) 113,826 shares of Class A common stock; (ii) 71,545 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; (iii) an additional 29,750 shares underlying option to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2024; (iv) 339,781 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2024; (v) an additional 6,559 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2024; and (vi) 205,002 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2024.
11.Consists of 42,888 shares of Class B common stock.
12.Consists of: (i) 10,000 shares of Class A common stock; (ii) 89,252 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; (iii) an additional 17,028 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2024; (iv) 1,355,113 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2024; (v) an additional 61,598 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2024; and (vi) 214,941 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2024.

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13.Consists of: (i) 543,923 shares of Class A common stock; (ii) 154,630 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; (iii) an additional 37,237 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2024; (iv) 607,750 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2024; and (v) 181,721 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2024.
14.Consists of: (i) 61,331 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; and (ii) an additional 24,532 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2024.
15.Consists of (i) 98,799 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; and (ii) shares held by the Benchmark Affiliates identified in footnote (2) above.
16.Consists of (i) 98,799 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; and (ii) shares held by Bond Capital Fund, LP, and its affiliates as reported in a statement on Schedule 13D/A filed with the SEC on June 9, 2022, which consists of: (a) 1,396,489 shares of Class A common stock and 6,947,870 shares of Class B common stock held by Bond Capital Fund L.P. and (b) 1,882 shares of Class A common stock and 9,364 shares of Class B common stock held directly by BOND Capital Founders Fund, LP (together, the “Bond Funds”). Daegwon Chae, Noah Knauf, Mary Meeker, Mood Rowghani, Jay Simons, and Paul Vronsky are managing members of Bond Capital Associates, LLC, the general partner of the Bond Funds, and share voting and dispositive power over the shares held for the account of the Bond Funds. The address of each of these entities is 100 The Embarcadero, San Francisco, California 94105. Ms. Meeker elected to not stand for re-election as a member of our Board of Directors upon the expiration of her term at the conclusion of the Annual Meeting.
17.Consists of (i) 151,088 shares of Class A common stock held by The 2016 Jason Pressman Trust U/D/T March 8, 2016; (ii) 98,799 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; and (iii) shares held by Shasta LP identified in footnote (3) above.
18.Consists of (i) 98,799 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; and (ii) shares held by GDF, GDFII, Greylock XIII, Greylock XIII-A, Greylock XIII Principals, Greylock 16 Limited Partnership, Greylock 16-A Limited Partnership and Greylock Principals 16 Limited Partnership, respectively, identified in footnote (4) above.
19.Consists of: (i) 24,185,310 shares of Class B common stock held by Nirav Tolia; (ii) 98,799 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024; (iii) 5,072,124 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2024; (iv) 1,263,840 shares of Class B common stock held by Megha Tolia; (v) 155,284 shares of Class B common stock held by Nalin Tolia; (vi) 2,077,897 shares of Class B common stock held by the Tolia Family Children’s Trust dated March 13, 2014, of which Nalin Tolia is the trustee; and (vii) 319,938 shares of Class B common stock held by the Tolia Family Trust dated June 30, 2008, of which Nalin Tolia is the trustee.
20.Consists of 98,799 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2024. These securities are held by Mr. Varelas for the benefit of one or more affiliates of Riverwood Capital GP II Ltd. ("Riverwood"). Mr. Varelas is obligated to transfer these securities or any proceeds from the sale thereof as directed by Riverwood. Mr. Varelas disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein. Mr. Varelas' business address is c/o Riverwood Capital, 70 Willow Road, Suite 100, Menlo Park, California, 94025.

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Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our 2023 executive compensation program for our named executive officers, whose compensation is set forth in the Summary Compensation Table and accompanying compensation tables following this discussion. We also share our compensation philosophy, what compensation was paid to our named executive officers in 2023, and explain how and why our Compensation and People Development Committee made the specific compensation determinations that it did in 2023.

2023 Named Executive Officers
Our named executive officers for 2023 were:

Sarah Friar Chief Executive Officer and President	Matt Anderson Chief Financial Officer and Treasurer	Michael Doyle Former Chief Financial Officer and Treasurer	John Orta Head of Legal & Corporate Development and Secretary	Heidi Andersen Head of Revenue

Compensation Philosophy and Objectives
The objective of our executive compensation program is to provide an attractive, market-based program that allows us to hire, reward, and retain the world-class talent that we need to execute on our strategy and, ultimately, achieve our purpose.
Although we consider a number of factors in our pay decisions, decision-making is guided by the five tenets of our compensation philosophy:

Performance Link pay decisions to company and individual performance. Reward behaviors that showcase our purpose, mission and core values.

Fairness Take a consistent approach to pay practices by role and geography. Achieve pay equity across gender, race and ethnicity.

Value Offer competitive base salary and ownership in the company employees are building, creating value for employees as Nextdoor increases in value.

Innovation Calibrate pay to attract product development talent that enables us to bring transformative products to our customers.

Community
Provide health, wellness and retirement benefits to support employees physical, emotional, mental and financial health. Incentivize community service, civic engagement and emphasize inclusivity.

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Executive Compensation
The Compensation and People Development Committee evaluates our compensation philosophy and objectives on at least an annual basis to ensure our program continues to appropriately encourage, motivate, and reward our named executive officers as we continue to grow.
Executive Compensation Policies and Practices
Our executive compensation policies and practices reinforce our performance-based philosophy and belief that employees should be rewarded for the value they are building at Nextdoor. Highlights of our executive compensation policies and practices include:

What We Do		What We Don't Do
☑	Provide straightforward pay generally comprised of base salary and equity, with an additional variable incentive compensation component for our sales employees, including our Head of Revenue	☒	Executive pension or supplemental retirement plans; our executives participate in the same benefit plans and arrangements as our other employees
☑	Ensure that the vast majority of our executive pay is in the form of equity and is “at risk”	☒	Excessive perquisites or personal benefits to our named executive officers not generally provided to all other employees
☑	“Double trigger” termination required for accelerated equity vesting in connection with a change in control	☒	Hedging of our company stock by all employees, including our non-employee directors, and pledging is allowed only in limited circumstances as approved by our Head of Legal
☑	Fully independent Compensation and People Development Committee and independent compensation consultant	☒	Reimbursements or “gross ups” for excise tax payments
☑	Grant significant equity-based compensation in a “boxcar” structure to promote a long-term orientation and focus on sustained growth	☒	Regular bonus program or formal cash incentive plan (except to employees in sales roles, including our Head of Revenue)
☑	Audit pay programs to achieve pay equity for similar roles across gender, race, and ethnicity	☒	Dividends or dividend equivalents on unvested equity awards
☑	Subject to feedback from our stockholders, we intend to annually conduct a say-on-pay vote	☒	No discounted stock option awards
☑	Require executives to trade through Rule 10b5-1 plans	☒	No employee single trigger accelerated vesting upon a change in control
☑	Require executives to comply with our Compensation Recovery Policy
On an annual basis, the Compensation and People Development Committee reviews and determines whether executive salary adjustments are appropriate taking into consideration a number of factors, including company and individual performance and applicable market survey and peer data as discussed in “Compensation Determination Process” below.
Compensation Determination Process
Our Compensation and People Development Committee regularly reviews our executive compensation program to assess its alignment with our compensation philosophy and objectives and to establish annual base salary levels and equity incentive opportunities of our named executive officers.

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Executive Compensation
In making decisions about the compensation of our named executive officers, the Compensation and People Development Committee takes a well-rounded approach that considers a number of factors, which may include:
•Our executive compensation program objectives.
•Our corporate growth and other elements of financial performance.
•The individual’s role and responsibilities, qualifications, knowledge, skills, experience, marketability and potential to take on additional scope and scale as our company matures.
•Relevant competitive market data and analyses prepared by our compensation consultant (see “Use of Market Data” below).
•The past and expected future contribution of each individual executive officer in furthering achievement of our financial, operational and strategic objectives, as well to our purpose, mission and core values.
•The current outlook of the technology executive labor market generally.
•The value and structure of historical compensation awards, including the amount and terms of outstanding unvested equity awards held by each executive officer.
•Internal pay equity, taking into consideration each individual’s impact on our business and performance.
•The recommendations of our chief executive officer with respect to compensation of our other named executive officers.
These factors provide a framework for decision-making regarding compensation opportunities and final compensation determinations for each named executive officer. No single factor is determinative in the Compensation and People Development Committee’s decision-making, or weighted in any predetermined manner.
In setting the form and amount of compensation for named executive officers going forward, the Compensation and People Development Committee also intends to consider the voting results from our say-on-pay vote, which we, subject to feedback from our stockholders, expect to hold annually, as well as any compensation-related feedback received from stockholders throughout the year.
Role of the Compensation and People Development Committee
Our Compensation and People Development Committee acts on behalf of the Board of Directors in overseeing the compensation structure, programs, policies, and practices applicable to our employees, executive officers, and directors. This includes review of our compensation strategy and programs, assessment of our compensation risk profile, establishing our compensation peer group, and review of our compensation structure and pay mix to ensure alignment with the compensation strategy it has established. The Compensation and People Development Committee also recommends to our Board of Directors the form and cash-based and equity-based compensation to be paid or awarded to our non-employee directors, and oversees succession planning, talent management and development, and diversity, equity, inclusion and belonging matters.
Role of the Chief Executive Officer and Management
In performing its responsibilities, the Compensation and People Development Committee consults with members of our management, including our Chief Executive Officer. Management assists the Compensation and People Development Committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The Compensation and People Development Committee solicits and reviews our Chief Executive Officer’s recommendations and viewpoints with respect to adjustments to salary and equity incentive opportunities, program

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Executive Compensation
structures and other compensation-related matters for our executive officers, other than with respect to the Chief Executive Officer’s own compensation. The Compensation and People Development Committee considers these recommendations as one factor in determining the compensation of our executive officers, including our named executive officers. Our Chief Executive Officer is not present during any deliberations or decision-making regarding her own compensation.
Role of the Compensation Consultant
In carrying out its responsibilities, the Compensation and People Development Committee has the authority to retain, and has retained, Compensia, a nationally recognized compensation consulting firm, to serve as its independent compensation consultant, supporting the Compensation and People Development Committee in its review and oversight of our executive compensation programs. The Compensation and People Development Committee has assessed, and periodically confirms, the necessary criteria and has determined that the engagement of Compensia does not raise any conflicts of interest or other similar concerns. Compensia reports directly to our Compensation and People Development Committee and does not provide any non-compensation related services to us. Compensia does not make specific compensation-related recommendations, although it does use competitive market data to provide compensation ranges, taking into consideration our compensation peer group and compensation philosophy, for our Compensation and People Development Committee to consider. Compensia attends certain Compensation and People Development Committee meetings, executive sessions, and preparatory meetings with the Compensation and People Development Committee chair and certain members of our management team, as requested by our Compensation and People Development Committee. Compensia also advises our Compensation and People Development Committee on public disclosures relating to our executive compensation programs.
Use of Market Data
The Compensation and People Development Committee reviews and considers the compensation levels and practices of a group of peer companies for purposes of assessing the competitive market positioning of our executive compensation program and guiding compensation levels and practices. The Compensation and People Development Committee reviews our peer group with the compensation consultant at least annually and assesses the need for any year-over-year changes in light of changes to either our business or the businesses of our peer companies.
The Compensation and People Development Committee developed a peer group for 2023 in consultation with our compensation consultant that included companies similar to us in terms of industry, revenue and market capitalization. In developing the compensation peer group used to make 2023 compensation determinations, we considered the following criteria to identify comparable peer companies. In evaluating the companies comprising the compensation peer group, Compensia specifically considered and weighed the following primary criteria, among other factors:

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Executive Compensation

Primary Criteria for Peer Group Selection- October 2023
Geography	Publicly-traded companies primarily headquartered in the United States and traded on a major U.S. stock exchange
Industry	Consumer, software and internet companies with a focus on social networks, online marketplaces, advertising and similar services
Revenue	Companies with revenue generally within a range of 0.25x to approximately 4x our revenue (at time of review) of approximately $218 million
Market Capitalization	Companies with a market capitalization within a range of approximately 0.25x to approximately 4x our then 30-day market capitalization of approximately $1.113 billion
This work culminated in Compensation and People Development Committee approval of a peer group consisting of the following companies:

2023 Peers
Amplitude	EverQuote	Olo	TripAdvisor
AppFolio	Groupon	PoshMark	Upwork
Asana	Hims & Hers Health	PubMatic	UserTesting
Box	Lemonade	Smartsheet	Yelp
Bumble	Momentive Global	Sprout Social
Eventbrite	NerdWallet	The RealReal
One company, Affirm, was removed from our compensation peer group because its revenue was no longer within our targeted revenue range; two companies, Bill.com and ZoomInfo Technologies, were removed because their market capitalization was no longer within our targeted market capitalization range; and one company, Porch Group, was removed because of its reduced revenue and revenue-to-market cap multiple. The following four companies were added to our peer group on the basis of their similarity to us in size, revenue, market capitalization, and industry sector: Amplitude, NerdWallet, Olo and UserTesting.
As noted above, market data is one point of reference the Compensation and People Development Committee considers in assessing the competitive market for executive positions in our industry. The Compensation and People Development Committee does not target a specific percentile of pay within the peer group for any named executive officer's position. Differences in total compensation among named executive officers are primarily driven by an individual’s role and responsibilities and impact on our business, skills and experience, marketability, potential to take on additional scope and scale as our company matures and retention profile as it relates to the runway of unvested equity for each individual. In addition to peer group data, the Compensation and People Development Committee may also review broader third-party survey data to inform its decision-making.

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2023 Compensation Elements & Decisions
Our executive compensation program consists of two primary components: base salary and equity awards.

Element	Structure	Objective
Base Salary	Cash	To provide a market-competitive fixed level of compensation.
Long-Term Incentives	Time-vested stock options and RSUs	To attract, retain, motivate and reward employees over an extended time horizon for achieving key objectives and building long-term value in alignment with our stockholders’ interests.
Except for employees in sales-related roles, including Ms. Andersen, who have a variable cash compensation component tied to annual performance against revenue goals, we currently do not provide variable cash compensation.
Base Salary
We provide a base salary as part of our executive compensation program to provide a market-competitive fixed level of baseline compensation to all named executive officers. Consistent with our long-term oriented philosophy and focus on internal pay equity, base salaries represent a small portion of named executive officers’ total direct compensation and all named executive officers receive the same salary, including our Chief Executive Officer. In February 2023, after considering market data for executives with similar roles and responsibilities within our peer group, as well as the named executive officers’ current and potential future contributions to our financial, operational and strategic objectives, the Compensation and People Development Committee conducted its annual review of compensation and approved salary increases for all of our named executive officers, effective April 1, 2023.
The following table sets forth 2022 and 2023 base salaries for each of our named executive officers, effective, in each case, as of April 1:

Name	Position	2022 Base Salary ($)	2023 Base Salary ($)

Sarah Friar	Chief Executive Officer and President	375,000	475,000
Matt Anderson*	Chief Financial Officer and Treasurer	305,000	475,000
Michael Doyle	Former Chief Financial Officer and Treasurer	375,000	475,000
John Orta	Head of Legal & Corporate Development and Secretary	375,000	475,000
Heidi Andersen	Head of Revenue	375,000	475,000
* Mr. Anderson’s salary increase in connection with his promotion to CFO was effective November 7, 2023. Prior to his promotion, Mr. Anderson was paid a salary of $360,000 effective April 1, 2023 and $305,000 from January 1, 2023 to April 1, 2023.
Cash Incentive
Sales Incentive Compensation Plan
Our sales-related employees, including Ms. Andersen, participate in our incentive compensation plan, which provides for a variable cash compensation component tied to achievement of certain corporate goals. In 2023, the Compensation and People Development Committee established target performance-based annual cash incentive opportunities for Ms. Andersen based

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solely on achievement of annual revenue goals, which were established by the Compensation and People Development Committee in March 2023 and revised in the fourth quarter in consideration of the Company's reduction in force. The Compensation and People Development Committee determined that revenue is the appropriate measure for Ms. Andersen's target cash incentive bonus because (i) revenue is a key driver of Nextdoor's creation of long-term value for our stockholders; and (ii) Ms. Andersen's position with the company and individual performance has a material impact on Nextdoor's revenue.
Performance below the threshold would result in no payment to Ms. Andersen and performance at or above target would result in payment at 100% or more of her target cash incentive opportunity. In establishing Ms. Andersen’s target award opportunity, the Compensation and People Development Committee considered the strength of her leadership, her expected contributions to our 2023 revenue generation objectives, and the market positioning of her compensation relative to peers. Ms. Andersen’s 2023 target cash incentive opportunity was set at $300,000, for the period commencing on April 1, 2023 and ending on March 31, 2024 (the "2023 Target").
Ms. Andersen’s Annual Commission Payout (as defined below) for 2023 was $306,375 as shown in the table below.
The threshold and target levels of achievement for our 2023 revenue goal, as well as 2023 actual revenue generated, and the resulting award payout to Ms. Andersen, were as follows:

Performance Measure	Threshold ($)(1)	Target* ($)	Actual 2023 Performance ($)(2)	2023 Payout – Ms. Andersen ($)(3)

Revenue	172,275,000	229,700,000	218,309,001	306,375
1. 75% of Target
2. 95% of Target
3. 102% of annual target incentive compensation amount of $300,000. Ms. Andersen's target cash incentive opportunity was $375,000 for the period commencing April 1, 2022 and March 31, 2023 (the "2022 Target"). As such, her total 2023 Payout includes payments made pursuant to the 2022 Target, attributable to the period from January 1, 2023 to March 31, 2023 and excludes the portion of the 2023 Target attributable to the period from January 1, 2024 to March 31, 2024.
Ms. Andersen’s 2023 sales incentive compensation plan allowed for commission payouts that were calculated based on her achievement of quarterly sales quotas and an annual sales quota. Her annual sales quota for 2023 was $229.7 million (“Annual Sales Quota”) as shown in the table above, and her quarterly sales target for the first, second, third and fourth quarters of 2023, as revised, were $49.0 million, $58.0 million, $67.0 million and $55.7 million, respectively. At the end of each of the first, second and third quarters of 2023, Ms. Andersen was eligible to receive a commission based on a quarterly achievement percentage, which was calculated by dividing our actual quarterly revenue divided by her quarterly sales target for the applicable quarter. Once our final fiscal year end results for 2023 were available, an annual achievement percentage was calculated, taking into account performance in the fourth quarter, by dividing our total revenue for 2023 by Ms. Andersen's Annual Sales Quota (the “Annual Achievement Percentage”). Ms. Andersen’s Annual Achievement Percentage, which was subject to increase by a multiplier for achievements in excess of her Annual Sales Quota, was used to determine Ms. Andersen’s actual annual commission payout earned (the “Annual Commission Payout”), and Ms. Andersen’s final commission payout for 2023 was calculated by subtracting each quarterly commission payout in the first, second, and third quarters of 2023 from her Annual Commission Payout.

Long-Term Equity Compensation Awards
Consistent with our compensation philosophy and focus on sustained growth, a significant portion of named executive officer compensation has historically been delivered in the form of equity awards. We believe that equity awards encourage an ownership mindset and help align the interests of our named executive officers and our stockholders.
Upon hire, each named executive officer (other than Ms. Friar) received an initial stock option award that provided for a one year cliff upon his or her first anniversary of service and subsequent pro rata monthly vesting over the following thirty-six months,

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subject to continued service. Upon Ms. Friar’s hire, she received an initial restricted stock award that provided for monthly vesting over a forty-eight month period, subject to continued service.
In each subsequent year, we generally provide “refresh” grants following the Compensation and People Development Committee’s consideration of competitive market data provided by our compensation consultant, our named executive officers’ unvested equity holdings, and expected appreciation in our stock price over time, as well as other factors described above in “Compensation Determination Process.” Refresh grants can generally be comprised of “boxcar,” “adjustment,” or “bridge” awards:
Boxcar Awards are long-term awards designed to ensure that an employee has a runway of at least two to three years of unvested equity. Boxcar awards typically commence vesting approximately two years following the date of grant and vest on a monthly basis in the case of options, or quarterly basis in the case of RSUs, in each case generally over twelve months.
Adjustment Awards are designed to bring an employee’s equity compensation in-line with the equity range for their specific position and level, based on market data and other factors described above in “Compensation Determination Process.” Adjustment awards typically commence vesting immediately upon grant and vest on a monthly basis for options, or a quarterly basis for RSUs, generally over twelve months.
Bridge Awards are short-term awards designed to provide an employee with a limited amount of equity in order to ensure that he or she has an appropriate amount of unvested equity during the period following vesting of his or her equity awards until the next compensation cycle. The vesting period of bridge awards varies based on an employee’s unvested equity and time until the next compensation cycle, but is generally less than twelve months. In 2023, we did not make any bridge awards.
Our intention is that the value of the refresh grants reflect the value we place on each named executive officer’s contribution to our long-term success, and considers each named executive officer’s existing equity holdings, including the current economic value and vesting schedules of unvested equity awards, to ensure we maintain an appropriate portion of long-term incentive compensation in unvested equity. We believe this approach provides us flexibility in our current growth stage to ensure each named executive officer receives competitive compensation in line with growth in our stock price while ensuring he or she maintains a meaningful amount of unvested equity on the horizon. Because boxcar awards do not vest immediately, they also serve our retention objectives assuming long-term appreciation in our stock price. In determining the size of the overall pool of available equity awards, the Compensation and People Development Committee also considers the dilutive effect of our equity incentive compensation practices and the overall impact that equity awards will have on stockholder value and stock-based compensation expense.
In February 2023, after taking into consideration the recommendations of our Chief Executive Officer (for all named executive officers other than herself) the Compensation and People Development Committee approved boxcar awards, a portion of which were in the form of stock options and a portion of which were in the form of RSUs, for all named executive officers, in recognition of our 2022 financial results and each named executive officer’s individual performance.
For 2023, each named executive officer (with the exception of Mr. Anderson who became our Chief Financial Officer in 2023) received, as part of the boxcar award program, two separate option awards, which were granted monthly as further described in the following sentence, and each with its own vesting schedule: one vesting on a monthly basis over a one-year period following the February 1, 2024 vesting commencement date, and the other vesting on a monthly basis over a two-year period, in each case, following February 1, 2025 vesting commencement date. For 2023, the Compensation and People Development Committee fixed the total number of shares subject to the boxcar award stock options on the date it approved the grants in February 2023 and we granted the shares subject to such awards in ten monthly installments (with the first installment covering 1/4th of the overall boxcar award and subsequent installments covering 1/12th of the overall boxcar award) on the first trading day of each month (with the exception of the first installment which was granted on the second business day following the filing of our Form 10-K for the year ended December 31, 2022 which occurred in the month following approval by the Compensation and People Development Committee of the awards in February 2023). We granted the boxcar stock options in 2023 monthly in order to

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produce a dollar cost averaging effect—unlike annual grants which are more subject to the vagaries of the market—which we believed helped to alleviate the arbitrariness of option grant timing and the potential for issues stemming from “underwater options.”
Also as part of this program, each named executive officer received two RSU grants, with vesting commencing one-year and two-years, respectively, from January 15, 2023. Following vesting commencement, the RSUs vest on a quarterly basis.
In November 2023, in connection with his appointment as our Chief Financial Officer, we granted the following adjustment awards to Mr. Anderson: (i) an RSU award covering 215,272 shares of our Class A common stock, and (ii) an option to purchase 341,702 shares of our Class A common stock, each which vest over approximately twenty-six (26) months. Mr. Anderson’s adjustment awards were designed to bring his equity compensation in-line with the equity range for his new role as our Chief Financial Officer and level, based on market data.
In December 2023, the Compensation and People Development Committee also approved adjustment awards to each of the then-employed named executive officers (other than the Chief Executive Officer), to bring the value of their then-unvested equity in-line with the target compensation for their respective roles. These were all in the form of RSUs which vest quarterly over a one-year period with vesting commencing January 15, 2024.
The table below illustrates the equity awards granted to each named executive officer in 2023:

Named Executive Officer	Type	No. of Options	No. of RSUs	Equity Value ($)*

Sarah Friar	Boxcar	984,967	571,281	2,765,000
Matt Anderson	Adjustment	341,702	900,936	1,946,698
Michael Doyle	Boxcar	228,579	144,628	700,000
Heidi Andersen	Boxcar	299,230	173,554	840,000
Heidi Andersen	Adjustment	—	810,176	1,296,281
John Orta	Boxcar	249,358	144,628	700,000
John Orta	Adjustment	—	685,563	1,096,901
* "Equity Value” represents the value used by the Compensation and People Development Committee to calculate the number of shares subject to each of the named executive officers’ equity awards. Equity Value does not necessarily correspond to the aggregate grant date fair value of the shares subject to these awards because the awards are granted on a date subsequent to the date on which the awards were approved by the Compensation and People Development Committee.
Changes to 2024 Compensation
In assessing the continued appropriateness of our compensation program structures and ability of those programs to achieve our retention and performance-related objectives, prior to setting 2024 compensation, the Compensation and People Development Committee carefully considered several features of our program, including the mix of cash and equity compensation, equity grant timing, and equity vehicles used. Following consideration, in February 2024, the Compensation and People Development Committee made compensation decisions for our executive officers that included the following structural changes for 2024:
•Increased the base salary for our named executive officers by approximately 16%.
•Granted RSUs to named executive officers for 2024 instead of options due to their higher retentive value and due to potential issues from "underwater" options.

Other Compensation Practices and Policies
Employee Stock Purchase Plan
All employees, including our named executive officers, may participate in our Employee Stock Purchase Plan (“ESPP”). Our ESPP provides employees with the opportunity to acquire Nextdoor common stock at a 15% discount, based on a 24-month look back

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period. Our ESPP is structured in the United States as a qualified plan under Section 423 of the Internal Revenue Code (“Code”) and is available in certain other countries as a non-Section 423 plan.
Retirement Savings and Health and Welfare Benefits
We currently maintain a 401(k) retirement savings plan for our U.S. employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We currently match 50% of a participant’s contributions to the 401(k) plan in cash, up to a maximum of 6% of the participant’s eligible earnings and further subject to an annual maximum limit of $2,300 per employee. An employee’s interest in our match of a participant’s contributions is fully vested when contributed. We do not provide any non-qualified deferred compensation benefits and do not have any defined benefit pension or supplemental executive retirement plans.
All of our full-time U.S. employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; commuter benefits; short-term and long-term disability insurance; and life and AD&D insurance. Our non-U.S. employees may participate in different benefit plans and/or statutory benefits depending on their jurisdictions.
Perquisites and Other Personal Benefits
We do not view perquisites as important to achieving our compensation objectives. As such, with limited exception of the provision of car services on behalf of certain of our named executive officers as disclosed in the Summary Compensation table and which we intend to discontinue in 2023, we currently do not provide material perquisites or other personal benefits to our named executive officers beyond those made generally available to our other employees. In the future, our Board of Directors or Compensation and People Development Committee may provide additional perquisites to our named executive officers in the event it determines that it is necessary or appropriate to incentivize or fairly compensate them.
Offer Letters
We entered into offer letters with each of our named executive officers when their employment with Nextdoor commenced. Each offer letter provides for “at will” employment (meaning either we or the named executive officers may terminate the employment relationship at any time with or without cause and with or without notice), sets forth the initial title, base salary, and equity award for the executive, and summarizes the other terms and conditions applicable to the executive’s employment with us.
Nirav Tolia Offer Letter. We entered into an offer letter with Nirav Tolia (the “Tolia Offer Letter”) on February 26, 2024, in connection with Mr. Tolia’s appointment as Chief Executive Officer, President and Chairperson of the Board of Directors effective as of May 8, 2024. Prior to Mr. Tolia's appointment, he was not an executive officer of the company. Pursuant to the Tolia Offer Letter, Mr. Tolia began serving as our Executive Chair effective as of March 18, 2024. Pursuant to the Tolia Offer Letter, Mr. Tolia will receive: an initial annual base salary of $500,000, a target bonus opportunity of 100% of his base salary, and remain eligible to participant in company-sponsored benefits to the extent that he is eligible pursuant to the terms of our benefit plans. Additionally, Mr. Tolia was granted a RSU award covering $10.0 million of our Class A common stock (the “Tolia RSUs”), which will vest quarterly over a four year period. Mr. Tolia was also granted a performance stock unit award covering $10.0 million of our Class A common stock (the “Tolia PSUs,” and together with the Tolia RSUs, the “Tolia Equity Awards”). The number of shares subject to the Tolia Equity Awards will be determined by dividing $20.0 million by the average of the closing sale price of our Class A common stock in the calendar month immediately preceding the first of the month in which the Initial Appointment Date (as defined in the Tolia Offer Letter) occurs and the calendar month in which the Initial Appointment Date occurs. The Tolia PSUs will vest based on stock price targets achieved over a four year period, with 25% vesting if we achieve 30% stock price growth between the first anniversary of the Initial Appointment Date and the fifth anniversary of the Initial Appointment Date,

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an additional 25% vesting if we achieve 50% stock price growth between the second anniversary of the Initial Appointment Date and the fifth anniversary of the Initial Appointment Date, an additional 25% vesting if we achieve 75% stock price growth between the third anniversary of the Initial Appointment Date and the fifth anniversary of the Initial Appointment Date, and an additional 25% vesting if we achieve 100% stock price growth between the fourth anniversary of the Initial Appointment Date and the fifth anniversary of the Initial Appointment Date. Any Tolia PSUs that have not vested at the end of the applicable performance period will be forfeited. Achievement of the price targets is based on a 30-trading day average closing selling price of our Class A common stock. In the event of a change in control transaction, vesting of the Tolia PSUs will be based on the price per share payable in the transaction (with any contingent consideration valued by our Board of Directors); in the event of a CIC Qualifying Termination (as defined in our standard form of Change in Control and Severance Agreement) all time-based vesting requirements applicable to the Tolia PSUs will accelerate in full. The vesting of the Tolia Equity Awards is subject to Mr. Tolia’s continuous employment with us as Chief Executive Officer or Executive Chair and other customary provisions to be set forth in an award agreement pursuant to the 2021 EIP.
Severance and Change in Control Benefits
We have entered into severance agreements with each of our named executive officers. These agreements provide for severance benefits in connection with certain qualifying terminations. We believe that providing post-employment compensation arrangements is necessary to achieve our recruitment and retention goals, and to facilitate smooth transitions from Nextdoor when and if appropriate. We have designed our arrangements to provide reasonable continued salary and healthcare coverage in the event of terminations without cause or resignations for good reason. In addition, to align named executive officers’ interests with our stockholders in the event of a “change in control,” as defined in such agreement, of the company, we provide “double-trigger” arrangements that encourage executives to focus on corporate transactions that are in our best interests, regardless of whether those transactions may result in their own job loss. We also condition all severance payments upon receipt of a general release of claims to mitigate potential future disputes or litigation arising from an executive’s departure.
•For termination by us without “cause,” as defined in such agreement, or by an executive for “good reason,” as defined in such agreement, not connected to a change in control, named executive officers are entitled to payment of their base salaries, as well as payment of premiums for continued medical benefits, for six months following termination.
•For termination by us without cause or by an executive for good reason within a three-month period prior to (but after a legally binding and definitive agreement for a potential change of control has been executed), or within the twelve-month period following a change in control, named executive officers are entitled to: (i) a severance payment in an amount equal to twelve months’ base salary and then-current target bonus opportunity, if any, at 100% achievement of target (in each case, at the rates in effect immediately prior to the actions that resulted in the termination), paid in a cash lump sum, (ii) full acceleration of unvested time-vesting equity awards and accelerated vesting of performance vesting equity awards at the greater of (x) actual achievement through the date of termination or (y) target level (unless an individual equity award agreement provides otherwise), and (iii) payment of premiums for continued medical benefits for up to twelve months following termination.
For a full description of the terms of these agreements, as well as an estimate of the potential payments payable under these agreements, see “Potential Payments upon Termination or Change in Control” below.
Michael Doyle Separation Agreement. We entered into a transition and separation agreement with Michael Doyle (the “Doyle Transition Agreement”), effective as of November 7, 2023, pursuant to which Mr. Doyle agreed to a customary general release and waiver of claims and a covenant not to sue the company. The Doyle Transition Agreement entitled Mr. Doyle to: (i) a one-time cash payment of $237,500, which is equal to six months of Mr. Doyle’s former salary, less applicable state and federal payroll deductions; and (ii) upon his election to continue existing health benefits under COBRA, the company continuing to pay his insurance premium payments for six months following his Separation Date (as defined in the Doyle Transition Agreement).

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Sarah Friar Transition Agreement. We entered into a transition agreement with Sarah Friar (the “Friar Transition Agreement”), effective as of February 29, 2024. Pursuant to the Friar Transition Agreement, Ms. Friar will resign from her position as Chief Executive Officer and President effective as of May 8, 2024. The Friar Transition Agreement entitles Ms. Friar to receive certain severance benefits after signing a general release and waiver of claims and covenant not to sue on or following her Resignation Date (as defined in the Friar Transition Agreement), including but not limited to: (i) a one-time cash payment of $237,500, which is equal to six months of Ms. Friar’s former salary, less applicable state and federal payroll deductions; and (ii) upon her election to continue existing health benefits under COBRA, us continuing to pay her insurance premium payments for twelve months following her Resignation Date. Ms. Friar will also be able exercise any unexercised vested shares subject to stock option awards for 12 months following the Resignation Date. Ms. Friar resigned from her position as chairperson and as a member of our Board of Directors effective March 29, 2024.
Limitations on Liability and Indemnification Matters
Our Amended and Restated Certificate of Incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the DGCL. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•any breach of the director’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•any transaction from which the director derived an improper personal benefit.
Further, if the proposed amendments to our Amended and Restated Certificate of Incorporation described in Proposal No. 4 is adopted by our stockholders (and is not abandoned by our Board of Directors prior to the effectiveness thereof), our Amended and Restated Certification of Incorporation will contain provisions that eliminate the personal liability of certain of our officers to the corporation or our stockholders for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. Consequently, assuming the proposed amendments to our Amended and Restated Certificate of Incorporation described in Proposal No. 4 become effective, certain of our officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as officers, except liability for:
•any breach of the officer’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•any transaction from which the officer derived an improper personal benefit; or
•any claim brought by or in the right of the corporation, such as a derivative claim.
The officers whose personal liability would be eliminated as described above consist of (i) a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in public filings as one of the most highly compensated officers of the corporation; and (iii) an individual who, by written agreement with the corporation, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our other employees, in addition to the indemnification provided for in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. These agreements, among other things, require us to indemnify our directors, officers and key employees for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts actually and reasonably incurred by such director, officer or key employee in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. Subject to certain

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limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.

We believe that these provisions of our Amended and Restated Certificate of Incorporation and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws or in these indemnification agreements may discourage stockholders from bringing a lawsuit against our directors and officers for breaches of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Hedging and Pledging Policy
Our Board of Directors has adopted an Insider Trading Policy that prohibits our directors, officers, and employees, as well as persons and entities over which they have control, from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
We also prohibit the pledging of our securities by our employees, including our executive officers, and members of our Board of Directors, unless approved by our Head of Legal.
Compensation Recovery Policy
Our Board of Directors determined that it is in our best interests to ensure that all performance-based cash compensation and equity awards reflect actual performance. Consistent with such determination, our Board of Directors has adopted a Compensation Recovery Policy, effective November 2, 2023, in accordance with Rule 10D-1 of the Exchange Act and The New York Stock Exchange listing standards (the “Compensation Recovery Policy”).
Our Compensation Recovery Policy is administered by our Compensation and People Development Committee and enables us to recover from specified current and former our executives certain incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws. Our Compensation Recovery Policy covers current and former executive officers, including all officers for purposes of Section 16 of the Exchange Act and applies to their incentive-based cash compensation, that is granted, earned or vested based wholly or in part on the attainment of any company financial reporting measure.
If we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Compensation and People Development Committee shall require any executive officer covered by our Compensation Recovery Policy to reimburse or forfeit to us the amount of incentive-based compensation received by such executive officer based on the financial statements prior to the restatement that exceeds the amount such executive officer would have received had the incentive-based compensation been determined based on the financial restatement. The Compensation and People Development Committee will not consider the executive officer’s responsibility or fault or lack thereof in enforcing our Compensation Recovery Policy to recoup the amount

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described above. In addition, if the Compensation and People Development Committee determines that the executive officer engaged in any fraud or intentional misconduct that materially contributes to or causes economic loss to the company, this may be independently considered a triggering event for clawing back incentive compensation, and we will use reasonable efforts to recover from such executive officer up to 100% of the incentive-based compensation received by such executive officer.
Deductibility of Executive Compensation
Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes for remuneration in excess of $1 million paid to certain current and former executive officers who are “covered employees.” While the Compensation and People Development Committee considers the deductibility of awards as one factor in determining executive compensation, our Compensation and People Development Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.
Accounting Treatment
The Compensation and People Development Committee considers accounting implications when designing compensation plans and arrangements for our named executive officers and other employees. Chief among these is FASB ASC 718, the standard which governs the accounting treatment of certain stock-based compensation. Among other things, FASB ASC 718 requires us to record a compensation expense in our statement of operations for all equity awards granted to our named executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.
Compensation Risk Considerations
Our Compensation and People Development Committee has responsibility for establishing our compensation philosophy and objectives, determining the structure, components and other elements of our programs, and reviewing and approving the compensation of our named executive officers. We do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

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Executive Compensation
Report of the Compensation and People Development Committee
This report of the Compensation and People Development Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our Compensation and People Development Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation and People Development Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Members of the Compensation and People Development Committee:
Jason Pressman, Chair
Dana Evan
Mary Meeker
David Sze

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Executive Compensation Tables
2023 Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our named executive officers for the years ended December 31, 2023, 2022 and 2021, as applicable.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Nonequity Incentive Plan ($)(4)	All Other Compensation ($)(5)	Total ($)

Sarah Friar Chief Executive Officer and President	2023	450,000	—	1,091,147	1,369,618	—	24,801	2,935,566
	2022	367,708	75,000	—	7,878,714	—	24,216	8,345,638
	2021	350,000	—	—	19,760,434	—	—	20,110,434
Matt Anderson Chief Financial Officer and Treasurer	2023	363,674	—	1,513,401	317,339	—	2,828	2,197,242
Michael Doyle Former Chief Financial Officer and Treasurer	2023	412,216	—	276,239	325,070	—	239,656	1,253,181
	2022	367,708	75,000	—	1,730,002	—	2,300	2,175,010
	2021	350,000	—		2,094,463	—	—	2,444,463
John Orta Head of Legal & Corporate Development and Secretary	2023	450,000	—	1,427,985	347,451	—	3,200	2,228,636
	2022	367,708	75,000	—	1,220,797	—	2,300	1,665,805
	2021	350,000	—	—	1,300,520	—	—	1,650,520
Heidi Andersen Head of Revenue	2023	450,000	—	1,692,584	416,798	306,375	3,200	2,868,957
	2022	367,708	75,000	—	835,624	300,000	2,300	1,580,632
	2021	350,000	—	—	—	271,250	—	621,250
1.The amounts reported in the “Salary” column reflect the salary earned during the fiscal year. Amounts for 2023 reflect a salary increase from $375,000 to $475,000, which was approved by the Compensation and People Development Committee for all of the named executive officers (with the exception of Mr. Anderson) effective as of April 1, 2023. The amount for Mr. Anderson in 2023 reflects his annual salary of $360,000 for 2023, as adjusted to $475,000 in connection with his promotion to Chief Financial Officer, effective as of November 7, 2023. The amount for Mr. Doyle in 2023 reflects his annual salary of $450,000 until his resignation as Chief Financial Officer, effective as of November 7, 2023.
2.The amounts reported in the "Bonus" column reflect the discretionary bonuses paid to our named executive officers in December 2022.
3.Amounts in the “Stock Awards” and “Option Awards” column represent the aggregate grant date fair value of the equity awards awarded to the named executive officers during 2023, 2022 or 2021, as applicable, calculated in accordance with FASB ASC 718. The assumptions used in calculating the grant date fair value of the stock options reported in the “Stock Awards” and “Option Awards” column are set forth in Note 2 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. Note that the amounts reported in this column reflect the accounting cost for these stock awards and do not correspond to the actual economic value that may be received by our named executive officers from the stock awards. For more information regarding these awards, including vesting information, see the “Outstanding Equity Awards at 2023 Fiscal Year-End” table below.
4.The amount reported represents the actual amount of commissions earned in 2023 under the Nextdoor 2023 Incentive Compensation Plan or the 2019 Incentive Compensation Plan based on achievement of designated performance metrics. See "Compensation Discussion and Analysis—2023 Compensation Elements & Decisions—Cash Incentives" above.
5.For Matthew Anderson, John Orta, and Heidi Andersen, the amount reported reflects our matching contribution of $2,300 to our 401(k) Plan; additionally, they each received reimbursements in connection with our wellness stipend program. For Sarah Friar, the amount reported reflects our matching contribution of $2,300 to our 401(k) Plan and $22,501 in reimbursements for car services paid by us. For Michael Doyle, the amount reported reflects our matching contribution of $1,406 to our 401(k), reimbursements under our wellness stipend program, and a severance payment of $237,500.

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2023 Grants of Plan-Based Awards Table
The following table provides information concerning each grant of an award made for the year ended December 31, 2023, for each of our named executive officers under any compensation plan. This information supplements the information about these awards set forth in the 2023 Summary Compensation Table.

Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares of Stock or Units (#)	Exercise Price of Stock Options ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(2)

			Threshold ($)	Target ($)	Maximum ($)

Sarah Friar	Stock Option	3/2/2023(3)	—	—	—	—	70,360	1.91	84,279.00
	Stock Option	3/2/2023(4)	—	—	—	—	175,887	1.91	211,708.36
	Stock Option	4/3/2023(5)	—	—	—	—	58,629	2.11	76,576.39
	Stock Option	4/3/2023(6)	—	—	—	—	23,451	2.11	30,629.77
	Stock Option	5/1/2023(5)	—	—	—	—	58,629	2.04	73,711.02
	Stock Option	5/1/2023(6)	—	—	—	—	23,451	2.04	29,483.65
	Stock Option	6/1/2023(5)	—	—	—	—	58,629	2.73	99,066.83
	Stock Option	6/1/2023(6)	—	—	—	—	23,451	2.73	39,625.72
	Stock Option	7/3/2023(5)	—	—	—	—	58,629	3.31	120,400.51
	Stock Option	7/3/2023(6)	—	—	—	—	23,451	3.31	48,158.97
	Stock Option	8/1/2023(5)	—	—	—	—	58,629	3.10	120,898.86
	Stock Option	8/1/2023(6)	—	—	—	—	23,451	3.10	48,358.31
	Stock Option	9/1/2023(5)	—	—	—	—	58,629	2.18	86,161.18
	Stock Option	9/1/2023(6)	—	—	—	—	23,451	2.18	34,463.59
	Stock Option	10/2/2023(5)	—	—	—	—	58,629	1.77	70,073.38
	Stock Option	10/2/2023(6)	—	—	—	—	23,451	1.77	28,028.64
	Stock Option	11/9/2023(5)	—	—	—	—	58,629	1.44	56,846.68
	Stock Option	11/9/2023(6)	—	—	—	—	23,451	1.44	22,738.09
	Stock Option	12/1/2023(5)	—	—	—	—	58,629	1.64	63,149.30
	Stock Option	12/1/2023(6)	—	—	—	—	23,451	1.64	25,259.07
	RSU	3/2/2023(7)	—	—	—	163,223	—	—	311,756.00
	RSU	3/2/2023(8)	—	—	—	408,058	—	—	779,391.00
Matt Anderson	RSU	5/10/2023(9)	—	—	—	70,540	—	—	170,001.00
	Stock Option	11/9/2023(10)	—	—	—	—	341,702	1.44	317,338.65
	RSU	11/9/2023(11)	—	—	—	215,272	—	—	309,992.00
	RSU	12/8/2023(7)	—	—	—	615,124	—	—	1,033,408.00

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Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares of Stock or Units (#)	Exercise Price of Stock Options ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(2)

			Threshold ($)	Target ($)	Maximum ($)

Michael Doyle	Stock Option	3/2/2023(4)	—	—	—	—	44,535	1.91	54,218.00
	Stock Option	3/2/2023(3)	—	—	—	—	17,812	1.91	21,335.78
	Stock Option	4/3/2023(5)	—	—	—	—	14,842	2.11	19,487.85
	Stock Option	4/3/2023(6)	—	—	—	—	5,937	2.11	7,754.42
	Stock Option	5/1/2023(5)	—	—	—	—	14,842	2.04	18,660.03
	Stock Option	5/1/2023(6)	—	—	—	—	5,937	2.04	7,464.26
	Stock Option	6/1/2023(5)	—	—	—	—	14,842	2.73	25,078.88
	Stock Option	6/1/2023(6)	—	—	—	—	5,937	2.73	10,031.89
	Stock Option	7/3/2023(5)	—	—	—	—	14,842	3.31	30,479.53
	Stock Option	7/3/2023(6)	—	—	—	—	5,937	3.31	12,192.22
	Stock Option	8/1/2023(5)	—	—	—	—	14,842	3.10	30,605.69
	Stock Option	8/1/2023(6)	—	—	—	—	5,937	3.10	12,242.69
	Stock Option	9/1/2023(5)	—	—	—	—	14,842	2.18	21,811.80
	Stock Option	9/1/2023(6)	—	—	—	—	5,937	2.18	8,725.02
	Stock Option	10/2/2023(5)	—	—	—	—	14,842	1.77	17,739.16
	Stock Option	10/2/2023(6)	—	—	—	—	5,937	1.77	7,095.90
	Stock Option	11/9/2023(5)	—	—	—	—	14,842	1.44	14,390.80
	Stock Option	11/9/2023(6)	—	—	—	—	5,937	1.44	5,756.52
	RSU	3/2/2023(7)	—	—	—	41,322	—	—	78,925.00
	RSU	3/2/2023(8)	—	—	—	103,306	—	—	197,314.00

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Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares of Stock or Units (#)	Exercise Price of Stock Options ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(2)

			Threshold ($)	Target ($)	Maximum ($)

John Orta	Stock Option	3/2/2023(3)	—	—	—	—	17,812	1.91	21,335.82
	Stock Option	3/2/2023(4)	—	—	—	—	44,535	1.91	54,217.58
	Stock Option	4/3/2023(5)	—	—	—	—	14,842	2.11	19,487.85
	Stock Option	4/3/2023(6)	—	—	—	—	5,937	2.11	7,754.42
	Stock Option	5/1/2023(5)	—	—	—	—	14,842	2.04	18,660.03
	Stock Option	5/1/2023(6)	—	—	—	—	5,937	2.04	7,464.26
	Stock Option	6/1/2023(5)	—	—	—	—	14,842	2.73	25,078.88
	Stock Option	6/1/2023(6)	—	—	—	—	5,937	2.73	10,031.89
	Stock Option	7/3/2023(5)	—	—	—	—	14,842	3.31	30,479.53
	Stock Option	7/3/2023(6)	—	—	—	—	5,937	3.31	12,192.22
	Stock Option	8/1/2023(5)	—	—	—	—	14,842	3.10	30,605.69
	Stock Option	8/1/2023(6)	—	—	—	—	5,937	3.10	12,242.69
	Stock Option	9/1/2023(5)	—	—	—	—	14,842	2.18	21,811.80
	Stock Option	9/1/2023(6)	—	—	—	—	5,937	2.18	8,725.02
	Stock Option	10/2/2023(5)	—	—	—	—	14,842	1.77	17,739.16
	Stock Option	10/2/2023(6)	—	—	—	—	5,937	1.77	7,095.90
	Stock Option	11/9/2023(5)	—	—	—	—	14,842	1.44	14,390.80
	Stock Option	11/9/2023(6)	—	—	—	—	5,937	1.44	5,756.52
	Stock Option	12/1/2023(5)	—	—	—	—	14,842	1.64	15,986.32
	Stock Option	12/1/2023(6)	—	—	—	—	5,937	1.64	6,394.74
	RSU	3/2/2023(7)	—	—	—	41,322	—	—	78,925.02
	RSU	3/2/2023(8)	—	—	—	103,306	—	—	197,314.46
	RSU	12/8/2023(7)	—	—	—	685,563	—	—	1,151,745.84

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Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares of Stock or Units (#)	Exercise Price of Stock Options ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(2)

			Threshold ($)	Target ($)	Maximum ($)

Heidi Andersen	Stock Option	3/2/2023(3)	—	—	—	—	21,378	1.91	25,607.25
	Stock Option	3/2/2023(4)	—	—	—	—	53,437	1.91	65,033.84
	Stock Option	4/3/2023(5)	—	—	—	—	17,811	2.11	23,263.27
	Stock Option	4/3/2023(6)	—	—	—	—	7,124	2.11	9,304.78
	Stock Option	5/1/2023(5)	—	—	—	—	17,811	2.04	22,392.79
	Stock Option	5/1/2023(6)	—	—	—	—	7,124	2.04	8,956.61
	Stock Option	6/1/2023(5)	—	—	—	—	17,811	2.73	30,095.67
	Stock Option	6/1/2023(6)	—	—	—	—	7,124	2.73	12,037.59
	Stock Option	7/3/2023(5)	—	—	—	—	17,811	3.31	36,576.67
	Stock Option	7/3/2023(6)	—	—	—	—	7,124	3.31	14,629.85
	Stock Option	8/1/2023(5)	—	—	—	—	17,811	3.10	36,728.06
	Stock Option	8/1/2023(6)	—	—	—	—	7,124	3.10	14,690.40
	Stock Option	9/1/2023(5)	—	—	—	—	17,811	2.18	26,175.05
	Stock Option	9/1/2023(6)	—	—	—	—	7,124	2.18	10,469.43
	Stock Option	10/2/2023(5)	—	—	—	—	17,811	1.77	21,287.71
	Stock Option	10/2/2023(6)	—	—	—	—	7,124	1.77	8,514.60
	Stock Option	11/9/2023(5)	—	—	—	—	17,811	1.44	17,269.55
	Stock Option	11/9/2023(6)	—	—	—	—	7,124	1.44	6,907.43
	Stock Option	12/1/2023(5)	—	—	—	—	17,811	1.64	19,184.23
	Stock Option	12/1/2023(6)	—	—	—	—	7,124	1.64	7,673.26
	RSU	3/2/2023(7)	—	—	—	49,587	—	—	94,711.00
	RSU	3/2/2023(8)	—	—	—	123,967	—	—	236,777.00
	RSU	12/8/2023(7)	—	—	—	810,176	—	—	1,361,096.00
	Cash	—	225,000	300,000	—	—	—	—	—
1.Reflects potential commission payouts under the Nextdoor 2019 Incentive Compensation Plan, as described in "Compensation Discussion and Analysis—2022 Compensation Elements & Decisions—Cash Incentives" above.
2.The amounts reported represent the fair value per share as of the grant date determined in accordance with FASB ASC 718, multiplied by the number of shares awarded. The assumptions used in calculating the grant date fair value of the stock options reported under the “Option Awards” column are set forth in Note 2 to the audited consolidated financial statements included in our Annual Report for the year ended December 31, 2023.
3.The stock option award will vest monthly on the 1st in ratable increments of 1/3rd of the total award, with the first vesting event occurring on February 1, 2024, subject to the executive’s continued service.
4.The stock option award will vest monthly on the 1st in ratable increments of 1/3rd of the total award, with the first vesting event occurring on February 1, 2025, subject to the executive’s continued service.
5.The stock option award will vest on the 1st of the month following the two year anniversary of the date of grant, subject to the executive’s continued service.
6.The stock option award will vest on the 1st of the month following the one year anniversary of the date of grant, subject to the executive’s continued service.
7.The RSU award will vest in four equal quarterly installments on each of: (i) April 15, 2024; (ii) July 15, 2024; (iii) October 15, 2024; and (iv) January 15, 2025 subject to the executive’s continued service.
8.The RSU award will vest in four equal quarterly installments on each of: (i) April 15, 2025; (ii) July 15, 2025; (iii) October 15, 2025; and (iv) January 15, 2026 subject to the executive’s continued service.

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9.The RSU award will vest in four equal quarterly installments on each of: (i) July 15, 2023; (ii) October 15, 2023; (iii) January 15, 2024; and (iv) April 15, 2024 subject to the executive’s continued service.
10.The stock option award will vest in equal monthly installments over twenty-six months, with the first vesting event occurring on December 7, 2023, subject to the executive’s continued service.
11.The RSU award will vest in nine equal quarterly installments each calendar year on each of: (i) April 15; (ii) July 15; (iii) October 15; and (iv) January 15, with the first vesting event occurring on January 15, 2024, subject to the executive’s continued service.

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Outstanding Equity Awards at 2023 Fiscal Year-End
The following table presents, for each of our named executive officers, information regarding outstanding stock options and RSUs as of December 31, 2023.

			Option Awards				Stock Awards

		Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Exercise Price ($)	Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Name	Grant Date(1)		Exercisable (#)(1)	Unexercisable (#)(1)

Sarah Friar	3/24/2021(2)	3/24/2021	808,097	—	$2.41	3/23/2031	—	$—
	3/24/2021(3)	11/1/2022	435,407	—	$2.41	3/23/2031	—	$—
	3/24/2021(4)	1/1/2023	2,394,749	217,705	$2.41	3/23/2031	—	$—
	3/25/2022(5)	12/31/2023	—	2,394,746	$6.06	3/24/2032	—	$—
	3/2/2023(6)	1/1/2025	—	175,887	$1.91	3/1/2033	—	$—
	3/2/2023(7)	1/1/2024	—	70,360	$1.91	3/1/2033	—	$—
	3/2/2023(8)	1/15/2024	—	—	—	—	163,223	$308,491
	3/2/2023(9)	1/15/2025	—	—	—	—	408,058	$771,230
	4/3/2023(10)	4/1/2024	—	23,451	$2.11	4/2/2033	—	$—
	4/3/2023(11)	4/1/2025	—	58,629	$2.11	4/2/2033	—	$—
	5/1/2023(10)	5/1/2024	—	23,451	$2.04	4/30/2033	—	$—
	5/1/2023(11)	5/1/2025	—	58,629	$2.04	4/30/2033	—	$—
	6/1/2023(10)	6/1/2024	—	23,451	$2.73	5/31/2033	—	$—
	6/1/2023(11)	6/1/2025	—	58,629	$2.73	5/31/2033	—	$—
	7/3/2023(10)	7/1/2024	—	23,451	$3.31	7/2/2033	—	$—
	7/3/2023(11)	7/1/2025	—	58,629	$3.31	7/2/2033	—	$—
	8/1/2023(10)	8/1/2024	—	23,451	$3.10	7/31/2033	—	$—
	8/1/2023(11)	8/1/2025	—	58,629	$3.10	7/31/2033	—	$—
	9/1/2023(10)	9/1/2024	—	23,451	$2.18	9/1/2033	—	$—
	9/1/2023(11)	9/1/2025	—	58,629	$2.18	9/1/2033	—	$—
	10/2/2023(10)	10/1/2024	—	23,451	$1.77	10/2/2033	—	$—
	10/2/2023(11)	10/1/2025	—	58,629	$1.77	10/2/2033	—	$—
	11/9/2023(10)	11/1/2024	—	23,451	$1.44	11/1/2024	—	$—
	11/9/2023(11)	11/1/2025	—	58,629	$1.44	11/1/2025	—	$—
	12/1/2023(10)	12/1/2024	—	23,451	$1.64	12/1/2024	—	$—
	12/1/2023(11)	12/1/2025	—	58,629	$1.64	12/1/2025	—	$—
Matt Anderson	8/7/2019(12)	7/8/2019	193,483	—	$2.19	8/6/2029	—	$—
	3/24/2021(13)	4/1/2023	27,752	13,876	$2.41	3/24/2031	—	$—
	3/24/2021(14)	4/1/2021	98,872	12,357	$2.41	3/24/2031	—	$—
	3/25/2022(15)	4/1/2024	—	31,683	$6.06	3/24/2032	—	$—
	3/25/2022(16)	4/1/2022	16,501	3,300	$6.06	3/24/2032	—	$—
	4/14/2022(17)	2/15/2022	—	—	—	—	3,021	$5,710
	4/14/2022(18)	2/15/2024	—	—	—	—	38,666	$73,079
	10/5/2022(19)	10/1/2024	—	148,000	$2.79	10/4/2032	—	$—
Matt Anderson	5/10/2023(20)	7/15/2023	—	—	—	—	35,270	$66,660
	11/9/2023(21)	11/7/2023	13,142	328,560	$1.44	11/9/2033	—	$—
	11/9/2023(22)	11/7/2023	—	—	—	—	215,272	$406,864
	12/8/2023(23)	1/15/2024	—	—	—	—	615,124	$1,162,584

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			Option Awards				Stock Awards

		Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Exercise Price ($)	Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Michael Doyle	8/29/2018(24)	8/27/2018	1,820,524	—	$1.18	8/28/2028	—	$—
	3/24/2021(25)	9/1/2022	41,629	—	$2.41	3/23/2031	—	$—
	3/24/2021(26)	1/1/2023	494,421	—	$2.41	3/23/2031	—	$—
	3/25/2022(27)	12/31/2023	21,077	—	$6.06	3/24/2032	—	$—
	3/25/2022(28)	12/31/2021	61,426	—	$6.06	3/24/2032	—	$—
John Orta	8/29/2018(29)	8/6/2018	171,629	—	$1.18	8/28/2028	—	$—
	6/17/2019(30)	4/1/2019	84,110	—	$2.19	6/16/2029	—	$—
	3/24/2021(31)	5/1/2023	23,659	3,378	$2.41	3/23/2031	—	$—
	3/24/2021(26)	1/1/2023	223,419	20,311	$2.41	3/23/2031	—	$—
	3/24/2021(32)	1/1/2022	81,244	—	$2.41	3/23/2031	—	$—
	3/25/2022(28)	12/31/2021	66,667	33,333	$6.06	3/24/2032	—	$—
	3/25/2022(27)	12/31/2023	—	271,020	$6.06	3/24/2032	—	$—
	3/2/2023(7)	1/1/2024	—	17,812	$1.91	3/1/2033	—	$—
	3/2/2023(6)	1/1/2025	—	44,535	$1.91	3/1/2033	—	$—
	3/2/2023(8)	1/15/2024	—	—	—	—	41,322	$78,099
	3/2/2023(9)	1/15/2025	—	—	—	—	103,306	$195,248
	4/3/2023(10)	4/1/2024	—	5,937	$2.11	4/2/2033	—	$—
	4/3/2023(11)	4/1/2025	—	14,842	$2.11	4/2/2033	—	$—
	5/1/2023(10)	5/1/2024	—	5,937	$2.04	4/30/2033	—	$—
	5/1/2023(11)	5/1/2025	—	14,842	$2.04	4/30/2033	—	$—
	6/1/2023(10)	6/1/2024	—	5,937	$2.73	5/31/2033	—	$—
	6/1/2023(11)	6/1/2025	—	14,842	$2.73	5/31/2033	—	$—
	7/3/2023(10)	7/1/2024	—	5,937	$3.31	7/2/2033	—	$—
	7/3/2023(11)	7/1/2025	—	14,842	$3.31	7/2/2033	—	$—
	8/1/2023(10)	8/1/2024	—	5,937	$3.10	7/31/2033	—	$—
	8/1/2023(11)	8/1/2025	—	14,842	$3.10	7/31/2033	—	$—
	9/1/2023(10)	9/1/2024	—	5,937	$2.18	9/1/2033	—	$—
	9/1/2023(11)	9/1/2025	—	14,842	$2.18	9/1/2033	—	$—
	10/2/2023(10)	10/1/2024	—	5,937	$1.77	10/2/2033	—	$—
	10/2/2023(11)	10/1/2025	—	14,842	$1.77	10/2/2033	—	$—
	11/9/2023(10)	11/1/2024	—	5,937	$1.44	11/9/2033	—	$—
	11/9/2023(11)	11/1/2025	—	14,842	$1.44	11/9/2033	—	$—
	12/1/2023(10)	12/1/2024	—	5,937	$1.64	12/1/2033	—	$—
	12/1/2023(11)	12/1/2025	—	14,842	$1.64	12/1/2033	—	$—
	12/8/2023(23)	1/15/2024	—	—	—	—	685,563	$1,295,714

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			Option Awards				Stock Awards

		Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Exercise Price ($)	Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Heidi Andersen	7/30/2020(33)	7/13/2020	1,262,719	215,587	$2.37	7/29/2030	—	$—
	3/25/2022(34)	7/13/2024	—	153,189	$6.06	3/24/2032	—	$—
	3/25/2022(28)	12/31/2021	66,667	33,333	$6.06	3/24/2032	—	$—
	3/2/2023(7)	1/1/2024	—	21,378	$1.91	3/1/2033	—	$—
	3/2/2023(6)	1/1/2025	—	53,437	$1.91	3/1/2033	—	$—
	3/2/2023(8)	1/15/2024	—	—	—	—	49,587	$93,719
	3/2/2023(9)	1/15/2025	—	—	—	—	123,967	$234,298
	4/3/2023(10)	4/1/2024	—	7,124	$2.11	4/2/2033	—	$—
	4/3/2023(11)	4/1/2025	—	17,811	$2.11	4/2/2033	—	$—
	5/1/2023(10)	5/1/2024	—	7,124	$2.04	4/30/2033	—	$—
	5/1/2023(11)	5/1/2025	—	17,811	$2.04	4/30/2033	—	$—
	6/1/2023(10)	6/1/2024	—	7,124	$2.73	5/31/2033	—	$—
	6/1/2023(11)	6/1/2025	—	17,811	$2.73	5/31/2033	—	$—
	7/3/2023(10)	7/1/2024	—	7,124	$3.31	7/2/2033	—	$—
	7/3/2023(11)	7/1/2025	—	17,811	$3.31	7/2/2033	—	$—
	8/1/2023(10)	8/1/2024	—	7,124	$3.10	7/31/2033	—	$—
	8/1/2023(11)	8/1/2025	—	17,811	$3.10	7/31/2033	—	$—
	9/1/2023(10)	9/1/2024	—	7,124	$2.18	9/1/2033	—	$—
	9/1/2023(11)	9/1/2025	—	17,811	$2.18	9/1/2033	—	$—
	10/2/2023(10)	10/1/2024	—	7,124	$1.77	10/2/2033	—	$—
	10/2/2023(11)	10/1/2025	—	17,811	$1.77	10/2/2033	—	$—
	11/9/2023(10)	11/1/2024	—	7,124	$1.44	11/9/2033	—	$—
	11/9/2023(11)	11/1/2025	—	17,811	$1.44	11/9/2033	—	$—
	12/1/2023(10)	12/1/2024	—	7,124	$1.64	12/1/2033	—	$—
	12/1/2023(11)	12/1/2025	—	17,811	$1.64	12/1/2033	—	$—
	12/8/2023(23)	1/15/2024	—	—	—	—	810,176	$1,531,233
1.All of the named executive officers’ outstanding equity awards granted prior to November 5, 2021 were originally granted under our 2018 Equity Incentive Plan. Each such award was exchanged in 2021, pursuant to the terms of our business combination, for a substitute award of equivalent economic value, exercisable for shares of our Class B common stock.
2.Ms. Friar was granted 2,308,097 performance-based stock options on March 24, 2021, with the completion of our business combination being the performance target. These performance-based stock options vested in full on November 5, 2021, upon completion of the business combination.
3.One-half of the stock option award vested on December 1, 2022, and the remainder vested on January 1, 2023, subject to the executive’s continued service.
4.The stock option award vests monthly on the 1st in ratable increments of 1/12th of the total award, with the first vesting event occurring on February 1, 2023, subject to the executive’s continued service.
5.The stock option award vests monthly on the 31st in ratable increments of 1/12th of the total award, with the first vesting event occurring on January 31, 2024, subject to the executive’s continued service.
6.The stock option award will vest monthly on the 1st in ratable increments of 1/3 of the total award, with the first vesting event occurring on February 1, 2025, subject to the executive’s continued service.
7.The stock option award will vest monthly on the 1st in ratable increments of 1/3 of the total award, with the first vesting event occurring on February 1, 2024, subject to the executive’s continued service.
8.The RSU award will vest in four equal quarterly installments on each of: (i) April 15, 2024; (ii) July 15, 2024; (iii) October 15, 2024; and (iv) January 15, 2025 subject to the executive’s continued service.
9.The RSU award will vest in four equal quarterly installments on each of: (i) April 15, 2025; (ii) July 15, 2025; (iii) October 15, 2025; and (iv) January 15, 2026 subject to the executive’s continued service.
10.The stock option award will vest on the 1st of the month following the 1 year anniversary of the date of grant, subject to the executive’s continued service.
11.The stock option award will vest on the 1st of the month following the 2 year anniversary of the date of grant, subject to the executive’s continued service.

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12.The stock option award vests monthly on the 8th following a one year cliff in ratable increments of 1/48th of the total award, with the first vesting event occurring on August 8, 2019, subject to the executive’s continued service.
13.The stock option award vests monthly on the 1st in ratable increments of 1/12th of the total award, with the first vesting event occurring on May 1, 2023, subject to the executive’s continued service.
14.The stock option award vests monthly on the 1st in ratable increments of 1/36th of the total award, with the first vesting event occurring on May 1, 2021, subject to the executive's continued service.
15.The stock option award vests monthly on the 1st in ratable increments of 1/12th of the total award, with the first vesting event occurring on May 1, 2024, subject to the executive’s continued service.
16.The stock option award vests monthly on the 1st in ratable increments of 1/24th of the total award, with the first vesting event occurring on May 1, 2022, subject to the executive’s continued service.
17.The RSU award vests in eight equal quarterly installments each calendar year on each of: (i) February 15; (ii) May 15; (iii) August 15; and (iv) November 15, with the first vesting event occurring on May 15, 2022, subject to the executive’s continued service.
18.The RSU award vests in four equal quarterly installments each calendar year on each of: (i) February 15; (ii) May 15; (iii) August 15; and (iv) November 15, with the first vesting event occurring on May 15, 2024, subject to the executive’s continued service.
19.The stock option award vests monthly on the 1st in ratable increments of 1/12th of the total award, with the first vesting event occurring on October 1, 2024, subject to the executive’s continued service.
20.The RSU award vests in four equal quarterly installments each calendar year on each of: (i) January 15; (ii) April 15; (iii) July 15; and (iv) October 15, with the first vesting event occurring on July 15, 2023, subject to the executive’s continued service.
21.The stock option award will vest in equal monthly installments over twenty-six months, with the first vesting event occurring on December 7, 2023, subject to the executive’s continued service.
22.The RSU award will vest in nine equal quarterly installments each calendar year on each of: (i) April 15; (ii) July 15; (iii) October 15; and (iv) January 15, with the first vesting event occurring on January 15, 2024, subject to the executive’s continued service.
23.The RSU award will vest in four equal quarterly installments each calendar year on each of: (i) April 15; (ii) July 15; (iii) October 15; and (iv) January 15, with the first vesting event occurring on April 15, 2024, subject to the executive’s continued service.
24.The stock option award vests monthly on the 27th following a one year cliff in ratable increments of 1/48th of the total award, with the first vesting event occurring on August 27, 2019, subject to the executive’s continued service.
25.The stock option award vested monthly in ratable increments of 1/4th of the total award, with the first vesting event occurring on October 1, 2022, subject to the executive’s continued service.
26.The stock option award vests monthly on the 31st in ratable increments of 1/12th of the total award, with the first vesting event occurring on February 1, 2023, subject to the executive’s continued service.
27.The stock option award vests monthly on the 31st in ratable increments of 1/12th of the total award, with the first vesting event occurring on January 31, 2024, subject to the executive’s continued service.
28.The stock option award vests monthly on the 31st in ratable increments of 1/36th of the total award, with the first vesting event occurring on January 31, 2022, subject to the executive's continued service.
29.The stock option award vests monthly on the 6th following a one year cliff in ratable increments of 1/48th of the total award, with the first vesting event occurring on August 6, 2019, subject to the executive’s continued service.
30.The stock option award vests monthly on the 1st in ratable increments of 1/48th of the total award, with the first vesting event occurring on May 1, 2019, subject to the executive’s continued service.
31.The stock option award vests monthly in ratable increments of 1/8th of the total award, with the first vesting event occurring on June 1, 2023, subject to the executive’s continued service.
32.The stock option award vests monthly on the 1st in ratable increments of 1/12th of the total award, with the first vesting event occurring on February 1, 2022, subject to the executive’s continued service.
33.The stock option award vests monthly on the 13th following a one year cliff in ratable increments of 1/48th of the total award, with the first vesting event occurring on July 13, 2021, subject to the executive’s continued service.
34.The stock option award vests monthly on the 13th in ratable increments of 1/4th of the total award, with the first vesting event occurring on August 13, 2024, subject to the executive’s continued.

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2023 Stock Option Exercises and Stock Vested Table
The following table presents, for each of our named executive officers, the number of shares of our common stock acquired upon the exercise of stock options during 2023 and the aggregate value realized upon the exercise of stock options.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)

Sarah Friar	1,500,000	$697,500	—	—
Matt Anderson	—	—	47,353	$115,036
Michael Doyle	—	—	—	—
John Orta	—	—	—	—
Heidi Andersen	—	—	—	—
1.These values assume that the fair market value of the Class B common stock underlying certain of the stock options, which is not listed or approved for trading on or with any securities exchange or association, is equal to the fair market value of our Class A common stock. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder or upon certain transfers of such shares.
2.The aggregate value realized upon the exercise of a stock option represents the difference between the aggregate market price of the shares of our Class B common stock, assumed to be equal to our Class A common stock as described in footnote (1) above, on the date of exercise and the aggregate exercise price of the stock option.
3.The aggregate value realized upon vesting of a share represents the closing price of our common stock on each vesting date, or if the vesting date fell on a non-trading day, the closing price on the trading day immediately preceding the vesting date, multiplied by the number of shares that vested on that date.

Potential Payments Upon Termination or Change in Control
We entered into individual Change in Control and Severance Agreements (each, a "Severance Agreement") with each of our executive officers. Under each Severance Agreement, if the applicable executive officer is terminated by us without "cause" or who resigns for "good reason" outside of a "change in control" (each such term as defined in each Severance Agreement), he or she will receive, in exchange for a customary release of claims: (i) a severance payment of six months’ base salary in a cash lump sum and (ii) payment of premiums for continued medical benefits for up to six months following termination.
If the applicable executive officer’s employment is terminated by us without cause or by an executive for good reason within the three months preceding a change in control (but after a legally binding and definitive agreement for a potential change of control has been executed) or within the twelve months following a change in control, the Severance Agreements provide the following benefits in exchange for a customary release of claims: (i) a severance payment of twelve months’ base salary and then-current target bonus opportunity at 100% achievement of target (in each case, at the rates in effect immediately prior to the actions that resulted in the termination) paid in a cash lump sum, (ii) full acceleration of time-vesting equity awards and accelerated vesting of performance vesting equity awards at the greater of (x) actual achievement through the date of termination or (y) target level (unless an individual equity award agreement provides otherwise), and (iii) payment of premiums for continued medical benefits for up to twelve months following termination.
Each Severance Agreement will remain in effect until the earlier of the third anniversary of the effective date of such Severance Agreement or the date the applicable executive officer’s employment with us terminates for a reason other than a Qualifying Termination or CIC Qualifying Termination (each as defined in the Severance Agreements); provided however, if a definitive agreement relating to a change in control has been signed by us on or before the expiration date, then the Severance Agreement shall remain in effect until (i) the termination of the executive officer’s employment other than in a situation described above and

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(ii) the date that we have met all our obligations under the Severance Agreement following the termination of the executive officer’s employment due to a situation described above (each capitalized term as defined in each Severance Agreement). Each Severance Agreement shall renew automatically and continue in effect for three year periods measured from the initial expiration date, unless we provide the relevant executive officer with a notice of non-renewal at least three months prior to the date on which the relevant Severance Agreement would otherwise renew.
The benefits under the Severance Agreements supersede all other cash severance and vesting acceleration arrangements under any agreement governing equity awards, severance and salary continuation arrangements, programs and plans which were previously offered by us to the applicable executive officers, including under any employment agreement or offer letter.
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our named executive officers in accordance with the Severance Agreements in effect on December 31, 2023. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on December 31, 2023, and the price per share of our Class A common stock is $1.89, the closing price on the New York Stock Exchange as of December 29, 2023, the final trading day in the year ended December 31, 2023. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

Named Executive Officer	Qualifying Termination of Employment - No Change-of-Control				Qualifying Termination of Employment - Change-of-Control
	Cash Severance Payment ($)(1)	Medical Benefits Continuation ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)	Cash Severance Payment ($)(1)	Commission Payment(4)	Medical Benefits Continuation ($)(5)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)

Sarah Friar(6)	237,500	17,788	—	255,288	475,000	—	35,577	1,147,027	1,657,604
Matt Anderson	237,500	17,788	—	255,288	475,000	—	35,577	1,862,749	2,373,326
John Orta	237,500	11,655	—	249,155	475,000	—	23,309	1,586,100	2,084,409
Heidi Andersen	237,500	11,655	—	249,155	475,000	68,625	23,309	1,879,697	2,446,631
Michael Doyle(7)	—	—	—	—	—	—	—	—	—
1.The cash severance payment amount was determined based on the base salaries in effect on December 31, 2023.
2.Represents six months of cash payments equal to the monthly employer COBRA payments for continuation of health insurance.
3.The value of option acceleration was calculated by multiplying (i) the number of accelerated shares of common stock underlying the unvested, in-the-money options by (ii) $1.89, the closing stock price per share of our common stock on December 29, 2023, the final trading day in the year ended December 31, 2023, less the exercise price. Where the unvested stock options by the named executive officers as of December 31, 2023 were not in-the-money, there was no value associated with the acceleration of equity awards as of December 31, 2023. The value of RSU acceleration was calculated by multiplying (i) the number of shares of common stock underlying the unvested RSUs by (ii) $1.89, the closing stock price per share of our common stock on December 29, 2023, the final trading day in the year ended December 31, 2023. Accelerated vesting occurs only in the event of a qualifying termination during a change in control period.
4.The severance amount related to the bonus payment was determined based on the annual target bonus in effect on December 31, 2023. The amount for Ms. Andersen reflects 100% of her target commission amount for 2023 minus amounts that had already been paid toward her commission as of December 31, 2023.
5.Represents twelve months of cash payments equal to the monthly employer COBRA payments for continuation of health insurance.
6.We entered into the Friar Transition Agreement with Mr. Friar on February 29, 2024, pursuant to which Ms. Friar will resign from her position as Chief Executive Officer effective May 8, 2024. For a description of amounts paid to Mr. Doyle in connection with his resignation, see “Compensation Discussion and Analysis—Other Compensation Practices and Policies—Severance and Change in Control Benefits—Sarah Friar Transition Agreement.”

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7.Mr. Doyle resigned as CFO effective as of November 7, 2023. In connection with his resignation, we paid to Mr. Doyle a one-time cash payment of $237,500, which is equal to six months of Mr. Doyle’s former salary, before applicable state and federal payroll deductions, and approximately $7,000 in continued health benefits under COBRA. For further information regarding Mr. Doyle's separation agreement, see “Compensation Discussion and Analysis—Other Compensation Practices and Policies—Severance and Change in Control Benefits—Michael Doyle Separation Agreement.”
CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K under the Securities Act and Section 953(b) of the Dodd-Frank Act, presented below is the ratio of the annualized total compensation of Ms. Friar to the annual total compensation of our median employee (excluding the CEO) (the "CEO Pay Ratio").
For 2023:
•The annual total compensation of our CEO, Ms. Friar, was $2,935,566, as reported in the "Total" column of the Summary Compensation table;
•The median of the annual total compensation of all of our employees (except for our CEO) was $227,051; and
•The CEO Pay Ratio was 13 to 1.
The CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(U) of Regulation S-K.
To identify our median employee, we used the following methodology:
•We selected December 31, 2023, the last day of our most recently completed fiscal year, as the date upon which we identified the median employee. We did not include contractors or other non-employee workers in our employee population.
•We identified the median employee by using the aggregate value of each employee's 2023 base salary, employee variable cash payments in 2023, and the fair value of equity awards granted in 2023.
•We calculated the aggregate grant date fair value of 2023 equity awards in accordance with FASB ASC 718.
•Compensation paid in foreign currencies was converted to U.S. dollars based on the exchange rates in effect on December 31, 2023.
Once the median employee was identified, their annual total compensation for 2023 was calculated using the same methodology used for calculating the annual total compensation of our named executive officers in accordance with the requirements of the Summary Compensation Table.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”), and our other named executive officers (“Non-PEO NEOs”), and company performance for the fiscal years listed below. Our Compensation and People Development Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to “Executive Compensation—Compensation Discussion and Analysis” (the "CD&A"). The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers for any of the periods listed. These amounts reflect Summary Compensation Table total compensation with certain adjustments as described in the following table and footnotes.

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Year	Summary Compensation Table Total for PEO ($)(1)(2)	Compensation Actually Paid for PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(2)	Average Compensation Actually Paid for Non-PEO NEOs ($)(1)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)(7)	Company-Selected Measure: Revenue ($)(8)

					Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)

2023	2,935,566	3,383,305	2,137,004	2,179,224	15	75	(147,765,000)	218,309,000
2022	8,345,638	(25,774,942)	1,807,149	(2,667,549)	16	50	(137,916,000)	212,765,000
2021	20,110,434	72,326,440	2,047,492	5,423,173	61	91	(95,325,000)	192,197,000
1.Sarah Friar served as our PEO for the entirety of 2021, 2022, and 2023.
Our Non-PEO NEOs for the applicable years were as follows:
•2021: Michael Doyle and John Orta
•2022: Michael Doyle, John Orta and Heidi Andersen
•2023: Michael Doyle, Matthew Anderson, Heidi Andersen and John Orta
2.Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for our Non-PEO NEOs.
3.Amounts reported in this column represent the compensation actually paid to the PEO, based on her total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

PEO		2023 ($)

Summary Compensation Table - Total Compensation	(a)	2,935,566
–
Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	2,460,765
+
Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Options Awards Granted in Fiscal Year	(c)	2,119,419
+
Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	(113,421)
+
Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	—
+
Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	902,506
–
Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—
=
Compensation Actually Paid		3,383,305
a.Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
b.Represents the aggregate grant date fair value of the stock awards and option awards granted to the PEO during the indicated fiscal year, computed in accordance with FASB ASC 718.
c.Represents the aggregate fair value as of the indicated fiscal year-end of the PEO's outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.

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d.Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the PEO as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.
e.Represents the aggregate fair value at vesting of the stock awards and option awards that were granted to the PEO and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
f.Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by the PEO that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
g.Represents the aggregate fair value as of the last day of the prior fiscal year of the PEO's stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.
There were no dividends or other earnings paid on stock awards or option awards in the covered fiscal years.
4.Amounts reported in this column represent the compensation actually paid to the Non-PEO NEOs in the indicated fiscal year, based on the average total compensation for such Non-PEO NEOs reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

NEO Average		2023 ($)

Summary Compensation Table - Average Total Compensation	(a)	2,137,004
–
Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	1,579,217
+
Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Options Awards Granted in Fiscal Year	(c)	1,580,354
+
Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	(17,249)
+
Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	25,616
+
Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	102,317
–
Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	69,601
=
Compensation Actually Paid		2,179,224
a.Please see footnote 1 for the Non-PEO NEOs included in the average for each indicated fiscal year.
b.Represents the average Total Compensation as reported in the Summary Compensation Table for the Non-PEO NEOs in the indicated fiscal year, computed in accordance with FASB ASC 718.
c.Represents the average aggregate grant date fair value of the stock awards and option awards granted to the Non-PEO NEOs during the indicated fiscal year, computed in accordance with FASB ASC 718.
d.Represents the average aggregate fair value as of the indicated fiscal year-end of the Non-PEO NEOs’ outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.
e.Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the Non-PEO NEOs as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.
f.Represents the average aggregate fair value at vesting of the stock awards and option awards that were granted to the Non-PEO NEOs and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
g.Represents the average aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by the Non-PEO NEOs that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
h.Represents the average aggregate fair value as of the last day of the prior fiscal year of the Non-PEO NEOs’ stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.

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Executive Compensation
There were no dividends or other earnings paid on stock awards or option awards in the covered fiscal years.
5.Pursuant to rules of the SEC, the comparison assumes $100 was invested on November 8, 2021 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.
6.The TSR Peer Group consists of the Dow Jones Internet Composite Index, an independently prepared index composed of the 40 largest U.S. companies in the internet industry, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested in our Class A common stock on November 8, 2021, through the end of the year listed in our of our Class A common stock and in the Dow Jones Internet Composite Index (same period as used in footnote 5). Historic stock price performance is not necessarily indicative of future stock price performance.
7.The dollar amounts represent the amount of net income (loss) reflected in our audited financial statements for the applicable fiscal year.
8.We determined revenue to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs because revenue is a key driver of our performance and stockholder value creation and, given our stage, our focus on growing our revenue. The dollar amounts represent the amount of revenue reflected in our audited financial statements for the applicable fiscal year.
Relationship Between Pay and Performance
Compensation Actually Paid, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices and various accounting valuation assumptions, but does not reflect actual amounts paid out for those awards. Compensation Actually Paid generally fluctuates due to stock price performance. We believe the “Compensation Actually Paid” in each of the years reported above and over the three-year cumulative period are reflective of the Compensation and People Development Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and the introduction of RSUs to the annual equity award in 2023. Below are graphs showing the relationship of Compensation Actually Paid to our PEO and Non-PEO NEOs for 2021, 2022, and 2023 to (1) TSR of both our common stock and the Dow Jones Internet Composite Index, (2) our net loss, and (3) our revenue:

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Executive Compensation

Tabular List of Financial Performance Measures
We consider the following to be the most important financial performance measures used to link compensation actually paid to our named executive officers, for fiscal year 2023, to our performance:

Financial Performance Measures
1	Revenue
2	Adjusted EBITDA
3	WAU

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Equity Compensation Plan Information
The following table presents information as of December 31, 2023 with respect to compensation plans under which shares of our Class A common stock or Class B common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (#)
	(a)	(b)	(c)

Equity compensation plans approved by security holders(2)	81,373,343 (3)	$2.58	52,297,108(4)
Equity compensation plans not approved by security holders	—	—	—
Total	81,373,343	$2.58	52,297,108
1.The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
2.Includes our (i) 2021 EIP, (ii) 2021 Employee Stock Purchase Plan (the “2021 ESPP”), (iii) 2008 Equity Incentive Plan (the “2008 EIP”) and (iv) 2018 Equity Incentive Plan (the “2018 EIP”).
3.Includes (i) 45,986,481 shares subject to outstanding awards granted under the 2021 EIP, of which 12,819,892 shares were subject to outstanding options and 33,166,589 shares were subject to outstanding RSU awards, (ii) 5,486,540 shares subject to outstanding awards granted under the 2008 EIP, of which 5,486,540 shares were subject to outstanding options, and (iii) 29,900,322 shares subject to outstanding awards granted under the 2018 EIP, of which 29,551,640 shares were subject to outstanding options and 348,682 shares were subject to outstanding RSU awards, and excludes outstanding rights to purchase shares under our 2021 ESPP.
4.As of December 31, 2023, there were 37,423,613 shares of Class A common stock available for issuance under the 2021 EIP. The number of shares reserved for issuance under our 2021 EIP increased automatically by 19,418,753 shares on January 1, 2024 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 5% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding December 31 or a lower number approved by our Board of Directors. As of December 31, 2023, there were 14,873,495 shares of Class A common stock available for issuance under the 2021 ESPP. The number of shares reserved for issuance under our 2021 ESPP increased automatically by 3,883,750 shares on January 1, 2024 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 1% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding December 31 or a lower number approved by our Board of Directors. As of December 31, 2023, there were no shares of Class B common stock available for future issuance under the 2008 EIP. As of December 31, 2023, there were no shares of Class B common stock available for future issuance under the 2018 EIP. To the extent outstanding awards under the 2008 EIP or 2018 EIP are forfeited, lapse unexercised, or would otherwise have been returned to the share reserve under either plan, the shares of Class B common stock subject to such awards instead will be available for future issuance as Class A common stock under the 2021 Plan.

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Certain Relationships and
Related Party Transactions
From January 1, 2023 to the present, there have been no transactions, and there are currently no proposed transactions, to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest, except the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Non-Employee Director Compensation,” respectively.
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the post-combination company or any of its subsidiaries was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•any person who is, or at any time since the beginning of our last fiscal year was a director or executive officer of our company or a nominee to become a director;
•any person who is known by us to be the beneficial owner of more than 5% of our voting stock; and
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, director nominee, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, director nominee, executive officer or beneficial owner of more than 5% of our voting stock.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its Audit and Risk Committee charter, the Audit and Risk Committee has the responsibility to review related party transactions.

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Additional Information
Stockholder Proposals to be Presented at Next Annual Meeting
Our Amended and Restated Bylaws provide that, for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Nextdoor Holdings, Inc., 420 Taylor Street, San Francisco, California 94102, Attn: Secretary.
To be timely for our 2025 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on February 18, 2025, and not later than 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on March 20, 2025. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Amended and Restated Bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2025 annual meeting of stockholders must be received by us not later than [ ], in order to be considered for inclusion in our proxy materials for that meeting.
Available Information
We will mail, without charge, upon written request, a copy of our Annual Report for the fiscal year ended December 31, 2023, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Nextdoor Holdings, Inc.
420 Taylor Street
San Francisco, California 94102
Attn: Head of Legal & Corporate Development and Secretary
The Annual Report is also available at https://investors.nextdoor.com under “SEC Filings” in the “Financials” section of our website.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
Registered Owner (you hold our common stock in your own name through our transfer agent, Equiniti Trust Company, LLC, or you are in possession of stock certificates): visit https://equiniti.com/us/ast-access and log into your account to enroll.
Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Equiniti Trust Company, LLC, our transfer agent, by phone at +1 (800) 937-5449, visit https://equiniti.com/us/ast-access, or send an email by selecting Get Help from the website with questions about electronic delivery.

80	2024 Proxy Statement

Additional Information
“Householding”—Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our Annual Report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, Annual Report and other proxy materials, you may write our Secretary at 420 Taylor Street, San Francisco, California 94102, Attn: Secretary, telephone number (415) 344-0333.
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or Annual Report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

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Other Matters
Our Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors

John Orta
Head of Legal & Corporate Development and Secretary

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Appendix A-1
Amended and Restated Certificate of Incorporation
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NEXTDOOR HOLDINGS, INC.

ARTICLE I:     NAME

The name of this corporation is Nextdoor Holdings, Inc. (the “Corporation”).

ARTICLE II:     AGENT FOR SERVICE OF PROCESS

The address of the registered office of the Corporation in the State of Delaware is 2140 South Dupont Highway, City of Camden, County of Kent, Delaware 19934. The name of the registered agent of the Corporation in the State of Delaware at such address is Paracorp Incorporated.

ARTICLE III:     PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

ARTICLE IV:     AUTHORIZED STOCK
1.    Total Authorized.
1.1.    The total number of shares of all classes of stock that the Corporation has authority to issue is 3,050,000,000 shares, consisting of two classes: Common Stock and Preferred Stock. The total number of shares of Common Stock authorized to be issued is 3,000,000,000 shares of Common Stock, par value $0.0001 per share, which shall be divided into the following series: one series comprised of 2,500,000,000 shares and denominated Class A Common Stock (“Class A Common Stock”); and one series comprised of 500,000,000 shares and denominated Class B Common Stock (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”). The total number of shares of Preferred Stock authorized to be issues is 50,000,000 shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”).
1.2.    The number of authorized shares of Common Stock (including the Class A Common Stock or Class B Common Stock) may be increased or decreased (but not below the number of shares thereof then-outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Common Stock voting separately as a class (and/or the Class A Common Stock or Class B Common Stock voting separately as a series) shall be required therefor.
2.    Preferred Stock.
2.1.    The Corporation’s Board of Directors (the “Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other special rights (and the qualifications, limitations or restrictions thereof) of the shares of each such series and, except where otherwise provided in the applicable Certificate of Designation, to increase (but not above the total number of authorized shares of the Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Preferred Stock voting separately as a

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class shall be required therefor, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation.
2.2.    Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation (this “Restated Certificate of Incorporation”) (including any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV), (i) any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of the Class A Common Stock or the Class B Common Stock or the holders of the Preferred Stock, or any series thereof, and (ii) any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Class A Common Stock or Class B Common Stock, any series of the Preferred Stock, or any future class or series of capital stock of the Corporation.
3.    Rights of Class A Common Stock and Class B Common Stock.
3.1.    Equal Status. Except as otherwise provided in this Restated Certificate of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Corporation, but excluding voting and other matters as described in Article IV Section 3.2 below), share ratably and be identical in all respects and as to all matters.
3.2.    Voting Rights. Except as otherwise expressly provided by this Restated Certificate of Incorporation or as required by law, the holders of shares of Class A Common Stock and Class B Common Stock shall (i) at all times vote together as a single class and not as separate series or classes on all matters (including the election of directors) submitted to a vote of the stockholders of the Corporation, (ii) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) and (iii) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by law or this Restated Certificate of Incorporation, holders of shares of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock). Except as otherwise expressly provided herein or required by applicable law, each holder of Class A Common Stock shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to ten (10) votes per share of Class B Common Stock held of record by such holder.
3.3.    Dividends and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the Corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire such shares, as the case may be) and holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if (i) such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class or (ii) such disparate dividend or distribution is paid in the form of securities (or the right to receive securities) of another entity, and (A) the holders of Class A Common Stock receive securities entitling the holder thereof to cast one vote per security (or the right to receive such securities, as applicable) and (B) the holders of Class B Common Stock receive securities entitling the holder thereof to cast ten (10) votes per security (or the right to receive such securities, as applicable).

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The terms of any securities distributed to stockholders pursuant to the preceding clause (ii) shall be substantially identical, other than with respect to voting rights.
3.4.    Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.5.    Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably, on a per share basis, all assets of the Corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be assets of the Corporation available for distribution to its stockholders for the purpose of this Section 3.5.
3.6.    Merger or Consolidation. In the case of any distribution or payment made or other consideration paid in respect, or upon conversion or exchange, of the shares of Class A Common Stock or Class B Common Stock upon the merger or consolidation of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, such distribution or payment shall be made, or other consideration shall be paid, ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of one such class may receive different or disproportionate distributions, payments, or other consideration in connection with such merger, consolidation or other transaction if (i) the only difference in the per share distribution, payment, or other consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities that a holder of a share of Class B Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class B Common Stock shall have ten (10) times the voting power of any securities that a holder of a share of Class A Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class A Common Stock, or (ii) such merger, consolidation or other transaction is approved by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, further, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any such merger, consolidation or other transaction pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be consideration paid in respect, or upon conversion or exchange, of shares of Common Stock for the purpose of this Section 3.6.
3.7.    Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Section 3 or in the meaning of any term or definition set forth in this Section 3, the Board of Directors, but not a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors, and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.

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ARTICLE V:     CLASS B COMMON STOCK CONVERSION

1.    Optional Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. Before any holder of Class B Common Stock shall be entitled to convert any of such holder’s shares of such Class B Common Stock into shares of Class A Common Stock, such holder shall deliver an instruction, duly signed and authenticated in accordance with any procedures set forth in the Bylaws or any policies of the Corporation then in effect (which will be available upon request therefor made to the Secretary), at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall give written notice to the Corporation at its principal corporate office of such holder’s election to convert the same and shall state therein the name or names in which the shares of Class A Common Stock issuable on conversion thereof are to be registered on the books of the Corporation. The Corporation shall, as soon as practicable thereafter, register on the Corporation’s books ownership of the number of shares of Class A Common Stock to which such record holder of Class B Common Stock, or to which the nominee or nominees of such record holder, shall be entitled as aforesaid. Such conversion shall be deemed to have occurred immediately prior to the close of business on the date such notice of the election to convert is received by the Corporation, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date. The Corporation shall not be required to register a conversion of a share of Class B Common Stock pursuant to this Section 1 of Article V unless it is permitted to do so by law.
2.    Automatic Conversion. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock immediately prior to the close of business on the earlier of (i) ten (10) years from the Closing Date (as defined below) and (ii) the date specified by the affirmative vote of the holders of Class B Common Stock representing not less than two-thirds (2/3) of the voting power of the outstanding shares of Class B Common Stock, voting separately as a single class (each of the events referred to in (i) through (ii) are referred to herein as an “Automatic Conversion”). The Corporation shall provide notice of an Automatic Conversion of shares of Class B Common Stock pursuant to this Section 2 of Article V to record holders of such shares of Class B Common Stock as soon as practicable following the Automatic Conversion. Such notice shall be provided by any means then permitted by the General Corporation Law; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of an Automatic Conversion. Upon and after an Automatic Conversion, the person registered on the Corporation’s books as the record holder of the shares of Class B Common Stock so converted immediately prior to an Automatic Conversion shall be registered on the Corporation’s books as the record holder of the shares of Class A Common Stock issued upon Automatic Conversion of such shares of Class B Common Stock, without further action on the part of the record holder thereof. Immediately upon the effectiveness of an Automatic Conversion, the rights of the holders of the shares of Class B Common Stock, converted pursuant to an Automatic Conversion shall cease, and the holders shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock into which such shares of Class B Common Stock were converted.
3.    Conversion on Transfer. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock, upon the occurrence of a Transfer (as defined below), other than a Permitted Transfer (as defined below), of such share of Class B Common Stock.
4.    Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or this Restated Certificate of Incorporation or the Bylaws, relating to the conversion of shares of the Class B Common Stock into shares of Class A Common Stock as it may deem necessary or advisable. If the Corporation has reason to believe that a Transfer that is not a Permitted Transfer has occurred, the Corporation may request that the purported transferor furnish affidavits or other evidence to the Corporation as it reasonably deems necessary to determine whether a Transfer that is not a Permitted Transfer has occurred, and if such transferor does not within ten (10) days after the date of such request furnish sufficient (as determined by the Board of Directors (but not a committee thereof)) evidence to the Corporation (in the manner provided in the request) to enable the Corporation to determine that no such Transfer has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock on a one to one basis, and such conversion shall thereupon be registered on the books and records of the Corporation. In connection with any action of stockholders taken at a meeting, the stock ledger of the

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Corporation shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders and the classes of shares held by each such stockholder and the number of shares of each class held by such stockholder.
5.    Definitions.
(a)    “Convertible Security” shall mean any evidences of indebtedness, shares of Preferred Stock or other securities (other than shares of Class B Common Stock) convertible into or exchangeable for Class B Common Stock, either directly or indirectly.
(b)    “Family Member” shall mean with respect to any natural person who is a Qualified Stockholder, the spouse, domestic partner or similarly statutorily recognized life partner, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of such Qualified Stockholder. Lineal descendants shall include adopted persons, but only so long as they are adopted while a minor.
(c)    “Closing Date” shall mean November 5, 2021.
(d)    “Option” shall mean rights, options, restricted stock units or warrants to subscribe for, purchase or otherwise acquire Class B Common Stock or Convertible Securities (as defined above).
(e)    “Parent” of an entity shall mean any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity or is otherwise entitled to elect a majority of the members of the board of directors, or entitled to appoint or act as the governing body, of such entity.
(f)    “Permitted Entity” shall mean with respect to a Qualified Stockholder: (i) a Permitted Trust solely for the benefit of (A) such Qualified Stockholder, (B) one or more Family Members of such Qualified Stockholder, or (C) any other Permitted Entity of such Qualified Stockholder; or (ii) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by (A) such Qualified Stockholder, (B) one or more Family Members of such Qualified Stockholder, or (C) any other Permitted Entity of such Qualified Stockholder.
(g)    “Permitted Foundation” shall mean with respect to a Qualified Stockholder: a trust or private non-operating foundation that is tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), so long as such Qualified Stockholder has dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust or organization and the Transfer to such trust does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust or organization) to such Qualified Stockholder.
(h)    “Permitted IRA” shall mean an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which a Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided that in each case such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust.
(i)    “Permitted Transfer” shall mean, and be restricted to, any Transfer of a share of Class B Common Stock:
(i)    by a Qualified Stockholder to (A) one or more Family Members of such Qualified Stockholder, (B) any Permitted Entity of such Qualified Stockholder, (C) any Permitted Foundation of such Qualified Stockholder, or (D) any Permitted IRA of such Qualified Stockholder; or
(ii)    by a Permitted Entity, Permitted Foundation or Permitted IRA of a Qualified Stockholder to (A) such Qualified Stockholder or one or more Family Members of such Qualified Stockholder, or (B) any other Permitted Entity, Permitted Foundation or Permitted IRA of such Qualified Stockholder.
(j)    “Permitted Transferee” shall mean a transferee of shares of Class B Common Stock received in a Permitted Transfer.

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(k)    “Permitted Trust” shall mean a bona fide trust where each trustee is (i) a Qualified Stockholder, (ii) a Family Member of such Qualified Stockholder, (iii) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments, or (iv) an individual who may be removed and replaced at the sole discretion of a Qualified Stockholder or a Family Member of such Qualified Stockholder.
(l)    “Qualified Stockholder” shall mean: (i) the record holder of a share of Class B Common Stock as of the Closing Date; (ii) the initial record holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Closing Date pursuant to the exercise, settlement, exchange or conversion of any Option or Convertible Security that, in each case, was outstanding as of the Closing Date; (iii) each natural person who, prior to the Closing Date, transferred shares of capital stock of the Corporation (or a company that combined with the Corporation or a subsidiary of the Corporation) to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; (iv) each natural person who transferred shares of, or equity awards for, Class B Common Stock (including any Option exercisable or Convertible Security exchangeable for or convertible into shares of Class B Common Stock) to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; and (v) a Permitted Transferee.
(m)    “Transfer” of a share of Class B Common Stock shall mean any direct or indirect sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), in each case after 11:59 p.m. Eastern Time on the Closing Date, or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”:
(i)    the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;
(ii)    entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
(iii)    entering into a voting trust, agreement or arrangement (with or without granting a proxy) pursuant to a written agreement to which the Corporation is a party;
(iv)    the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee (including the exercise of any proxy authority granted to such pledgee pursuant to such pledge) shall constitute a Transfer unless such foreclosure or similar action qualifies as a Permitted Transfer;
(v)    the fact that, as of the Closing Date or at any time after the Closing Date, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a Transfer of such shares of Class B Common Stock;
(vi)    entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(vii)    any redemption, exercise of right of first refusal, purchase or acquisition by the Corporation of a share of Class B Common Stock or any issuance or reissuance by the Corporation of a share of Class B Common Stock; or

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(viii)    entering into a support, voting, tender or similar agreement or arrangement (in each case, with or without the grant of a proxy) in connection with a liquidation, dissolution or winding upon of the Corporation (whether voluntary or involuntary), a merger or consolidation of the Corporation with or into any other entity or any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation, or a transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred, or in connection with consummating the actions or transactions contemplated thereby (including, without limitation, tendering or voting shares of Class B Common Stock in connection with such a transaction, the consummation of such a transaction or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with such a transaction); provided that any sale, tender, assignment, transfer, conveyance, hypothecation or other transfer or disposition of Class B Common Stock or any legal or economic interest therein pursuant to such a transaction, or any grant of a proxy over Class B Common Stock with respect to such a transaction without specific instructions as to how to vote such Class B Common Stock, in each case, will constitute a “Transfer” of such Class B Common Stock unless such transaction was approved by the Board of Directors prior to the taking of such action.
A Transfer shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (A) an entity that is a Permitted Entity, Permitted Foundation or Permitted IRA, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity, Permitted Foundation or Permitted IRA or (B) an entity that is a Qualified Stockholder, if, in either case, there occurs a transfer on a cumulative basis, from and after the Closing Date, of a majority of the voting power of the voting securities, or securities that otherwise entitle a party to elect a majority of the members of the board of directors or governing body, of such entity or any direct or indirect Parent of such entity, other than a transfer to parties that are, as of the Closing Date, holders of voting securities of any such entity or Parent of such entity.

(n)    “Voting Control” shall mean, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
6.    Status of Converted Stock. In the event any shares of Class B Common Stock are converted into shares of Class A Common Stock pursuant to this Article V, the shares of Class B Common Stock so converted shall be cancelled, retired and eliminated and shall not be reissued by the Corporation.
7.    Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary in Sections 1, 2 or 3 of this Article V, if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of Sections 1, 2 or 3 of this Article V occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend or distribution to be paid on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such dividend or distribution on such payment date; provided, that, notwithstanding any other provision of this Restated Certificate of Incorporation, to the extent that any such dividend or distribution is payable in shares of Class B Common Stock, such shares of Class B Common Stock shall automatically be converted to Class A Common Stock on a one-to-one basis.
8.    Reservation. The Corporation shall at all times reserve and keep available, out of its authorized and unissued shares of Class A Common Stock, solely for the purpose of effecting conversions of shares of Class B Common Stock into Class A Common Stock, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock. If at any time the number of authorized and unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Corporation shall promptly take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, obtaining the requisite stockholder approval of any necessary amendment to this Restated Certificate of Incorporation. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable shares. The Corporation shall take all such action as may be necessary to ensure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation.
9.    Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Article V or in the meaning of any term or definition set forth in this Article V, the Board of Directors (but not a

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committee thereof), shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors, and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE VI:     AMENDMENT OF BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Whole Board. For purposes of this Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws, provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by at least two-thirds (2/3) of the Whole Board and submitted to the stockholders for adoption thereby, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any such provision of the Bylaws.

ARTICLE VII:     MATTERS RELATING TO THE BOARD OF DIRECTORS

1.    Director Powers. Except as otherwise provided by the General Corporation Law or this Restated Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
2.    Terms; Removal; Number of Directors; Vacancies and Newly Created Directorships.
2.1.    The directors shall be divided, with respect to the time for which they severally hold office, into three classes as nearly equal in size as is practicable, designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board. The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the Closing Date, the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the Closing Date, and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the Closing Date. At each annual meeting of stockholders following the Closing Date, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.
2.2.    Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission.
2.3.    No director may be removed from the Board of Directors except for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
2.4.    The total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director. In the event of any increase or decrease in the authorized number of

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directors, (a) each director then serving as such shall continue as a director of the class of which he or she is a member and (b) the newly created or eliminated directorship resulting from such increase or decrease shall be apportioned by the Board of Directors among the classes of directors so as to make all classes as nearly equal in number as is practicable.
2.5.    Any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.
2.6.    The foregoing provisions of this Section 2 of Article VII shall not apply to any directorship elected separately by one or more classes or series of Preferred Stock hereinafter designated pursuant to Article IV, Section 2.1 unless the terms of such designation so provide.
2.7.    In case of an ambiguity in the application of any provision set forth in this Section 2 of Article VII or in the meaning of any term or definition set forth in this Section 2 of Article VII (including any such term used in any other provision of this Restated Certificate of Incorporation), the Board of Directors, or a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
3.    Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.
ARTICLE VIII:     LIMITATION OF LIABILITY

1.    Limitation of Liability. To the fullest extent permitted by law, neither a director of the Corporation nor an officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.    Change in Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE IX:     MATTERS RELATING TO STOCKHOLDERS

1.    No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.
2.    Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the Lead Independent Director (as defined in the Bylaws) or the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, and may not be called by the stockholders or any other person or persons.

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3.    Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.
ARTICLE X:     SEVERABILITY

If any provision of this Restated Certificate of Incorporation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Restated Certificate of Incorporation (including without limitation, all portions of any section of this Restated Certificate of Incorporation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.

ARTICLE XI:     AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

1.    General. The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote (but subject to Section 2 of Article IV hereof), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), and subject to Sections 1 and 2.1 of Article IV, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Section 1 of this Article XI, Sections 1.2 and 2 of Article IV, or Article V, Article VI, Article VII, Article VIII, Article IX, Article X or Article XII (the “Specified Provisions”); provided, further, that, if two-thirds (2/3) of the Whole Board has approved such amendment or repeal of, or any provision inconsistent with, the Specified Provisions, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, including any Certificate of Designation), shall be required to amend or repeal, or adopt any provision inconsistent with, the Specified Provisions. Notwithstanding anything to the contrary herein, prior to an Automatic Conversion, and in addition to any other vote required pursuant to this Article XI, the Corporation shall not, without the prior affirmative vote of the holders of at least two-thirds (2/3) of the then-outstanding shares of Class B Common Stock, voting separately as a single class:
1.1.    directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of this Restated Certificate of Incorporation inconsistent with, or otherwise alter, any provision of this Restated Certificate of Incorporation relating to the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock;
1.2.    reclassify any outstanding shares of Class A Common Stock into shares having rights as to dividends or liquidation that are senior to the Class B Common Stock or the right to have more than one (1) vote for each share thereof; or
1.3.    authorize, or issue any shares of, any class or series of capital stock of the Corporation (other than Class B Common Stock) having the right to more than one (1) vote for each share thereof.
2.    Changes to or Inconsistent with Section 3 of Article IV. Notwithstanding any other provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), the affirmative vote of the holders of Class A Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class A Common Stock, voting separately as a single class, and the affirmative vote of the holders of Class B Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding

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shares of Class B Common Stock, voting separately as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Section 3 of Article IV or this Section 2 of this Article XI.
ARTICLE XII:     CHOICE OF FORUM; EXCLUSIVE FORUM

1.    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim that is based upon a breach of a fiduciary duty owed by, or other wrongdoing by, any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising pursuant to any provision of the General Corporation Law, this Restated Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (iv) any action to interpret, apply, enforce or determine the validity of this Restated Certificate of Incorporation or the Bylaws; (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine; or (vi) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the General Corporation Law.
2.    Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act, or any successor thereto.
3.    Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XII. Failure to enforce the foregoing provisions of this Article XII would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

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Appendix A-2

Marked Copy of Amended and Restated Certificate of Incorporation
~~Exhibit 3.1~~
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
~~KHOSLA VENTURES ACQUISITION CO. II~~
The present name of this corporation is Khosla Ventures Acquisition Co. II. The corporation was incorporated under the name “Khosla Ventures Acquisition Co. II” by the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware on January 29, 2021. This Amended and Restated Certificate of Incorporation (this “Restated Certificate”), which both restates and further amends the provisions of the corporation’s certificate of incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The certificate of incorporation of the ~~corporation is hereby amended and restated to read in its entirety as follows:~~
~~ARTICLE I:~~
NEXTDOOR HOLDINGS, INC.
ARTICLE I: NAME
The name of this corporation is Nextdoor Holdings, Inc. (the “Corporation”).
ARTICLE II: ~~ARTICLE II:~~ AGENT FOR SERVICE OF PROCESS
The address of the registered office of the Corporation in the State of Delaware is ~~3500~~2140 South Dupont Highway, City of ~~Dover~~Camden, County of Kent, Delaware ~~19901~~19934. The name of the registered agent of the Corporation in the State of Delaware at such address is ~~Incorporating Services, Ltd~~Paracorp Incorporated.
ARTICLE III: ~~ARTICLE III:~~ PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).
ARTICLE IV: ~~ARTICLE IV:~~ AUTHORIZED STOCK
1. ~~1.~~ Total Authorized.
1.1. ~~1.1.~~ The total number of shares of all classes of stock that the Corporation has authority to issue is 3,050,000,000 shares, consisting of two classes: Common Stock and Preferred Stock. The total number of shares of Common Stock authorized to be issued is 3,000,000,000 shares of Common Stock, par value $0.0001 per share, which shall be divided into the following series: one series comprised of 2,500,000,000 shares and denominated Class A Common Stock (“Class A Common Stock”); and one series comprised of 500,000,000 shares and denominated Class B Common Stock (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”). The total number of shares of Preferred Stock authorized to be issues is 50,000,000 shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”). ~~Upon the effectiveness of the~~ Amended and Restated Certificate of Incorporation first setting forth this sentence (the “Effective Time”) each share of the Class K Common Stock (as defined in the certificate of ~~incorporation of the Corporation in effect immediately prior to the Effective Time) issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holder thereof, be reclassified as an aggregate of 3,061,354 shares of Class B Common Stock (as defined herein).~~

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1.2. The number of authorized shares of Common Stock (including the Class A Common Stock or Class B Common Stock) may be increased or decreased (but not below the number of shares thereof then-outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Common Stock voting separately as a class (and/or the Class A Common Stock or Class B Common Stock voting separately as a series) shall be required therefor.
2. ~~2.~~ Preferred Stock.
2.1. ~~2.1.~~ The Corporation’s Board of Directors (the “Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other special rights (and the qualifications, limitations or restrictions thereof) of the shares of each such series and, except where otherwise provided in the applicable Certificate of Designation, to increase (but not above the total number of authorized shares of the Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Preferred Stock voting separately as a class shall be required therefor, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation.
2.2. ~~2.2.~~ Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation (this “Restated Certificate of Incorporation”) (including any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV), (i) any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of the Class A Common Stock or the Class B Common Stock or the holders of the Preferred Stock, or any series thereof, and (ii) any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Class A Common Stock or Class B Common Stock, any series of the Preferred Stock, or any future class or series of capital stock of the Corporation.
3. Rights of Class A Common Stock and Class B Common Stock.
3.1. ~~3.1.~~ Equal Status. Except as otherwise provided in this Restated Certificate of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Corporation, but excluding voting and other matters as described in Article IV Section 3.2 below), share ratably and be identical in all respects and as to all matters.
3.2. ~~3.2.~~ Voting Rights. Except as otherwise expressly provided by this Restated Certificate of Incorporation or as required by law, the holders of shares of Class A Common Stock and Class B Common Stock shall (i) at all times vote together as a single class and not as separate series or classes on all matters (including the election of directors) submitted to a vote of the stockholders of the Corporation, (ii) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) and (iii) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by law or this Restated Certificate of Incorporation, holders of shares of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock). Except as otherwise expressly provided herein or required by applicable law, each holder of Class A Common Stock shall have the right to one (1) vote per share of

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Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to ten (10) votes per share of Class B Common Stock held of record by such holder.
3.3. ~~3.3.~~ Dividends and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the Corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire such shares, as the case may be) and holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if (i) such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class or (ii) such disparate dividend or distribution is paid in the form of securities (or the right to receive securities) of another entity, and (A) the holders of Class A Common Stock receive securities entitling the holder thereof to cast one vote per security (or the right to receive such securities, as applicable) and (B) the holders of Class B Common Stock receive securities entitling the holder thereof to cast ten (10) votes per security (or the right to receive such securities, as applicable). The terms of any securities distributed to stockholders pursuant to the preceding clause (ii) shall be substantially identical, other than with respect to voting rights.
3.4. ~~3.4.~~ Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.5. ~~3.5.~~ Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably, on a per share basis, all assets of the Corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be assets of the Corporation available for distribution to its stockholders for the purpose of this Section 3.5.
3.6. ~~3.6.~~ Merger or Consolidation. In the case of any distribution or payment made or other consideration paid in respect, or upon conversion or exchange, of the shares of Class A Common Stock or Class B Common Stock upon the merger or consolidation of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, such distribution or payment shall be made, or other consideration shall be paid, ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of one such class may receive different or disproportionate distributions, payments, or other consideration in connection with such merger, consolidation or other transaction if (i) the only difference in the per share distribution, payment, or other consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities that a holder of a share of Class B Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class B Common Stock shall have ten (10) times the voting power of any securities that a holder of a share of Class A Common Stock receives

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as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class A Common Stock, or (ii) such merger, consolidation or other transaction is approved by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, further, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any such merger, consolidation or other transaction pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be consideration paid in respect, or upon conversion or exchange, of shares of Common Stock for the purpose of this Section 3.6.
3.7. ~~3.7.~~ Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Section 3 or in the meaning of any term or definition set forth in this Section 3, the Board of Directors, but not a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors, and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE V: ~~ARTICLE V:~~ CLASS B COMMON STOCK CONVERSION
1. ~~1.~~ Optional Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. Before any holder of Class B Common Stock shall be entitled to convert any of such holder’s shares of such Class B Common Stock into shares of Class A Common Stock, such holder shall deliver an instruction, duly signed and authenticated in accordance with any procedures set forth in the Bylaws or any policies of the Corporation then in effect (which will be available upon request therefor made to the Secretary), at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall give written notice to the Corporation at its principal corporate office of such holder’s election to convert the same and shall state therein the name or names in which the shares of Class A Common Stock issuable on conversion thereof are to be registered on the books of the Corporation. The Corporation shall, as soon as practicable thereafter, register on the Corporation’s books ownership of the number of shares of Class A Common Stock to which such record holder of Class B Common Stock, or to which the nominee or nominees of such record holder, shall be entitled as aforesaid. Such conversion shall be deemed to have occurred immediately prior to the close of business on the date such notice of the election to convert is received by the Corporation, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date. The Corporation shall not be required to register a conversion of a share of Class B Common Stock pursuant to this Section 1 of Article V unless it is permitted to do so by law.
2. ~~2.~~ Automatic Conversion. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock immediately prior to the close of business on the earlier of (i) ten (10) years from the Closing Date (as defined below) and (ii) the date specified by the affirmative vote of the holders of Class B Common Stock representing not less than two-thirds (2/3) of the voting power of the outstanding shares of Class B Common Stock, voting separately as a single class (each of the events referred to in (i) through (ii) are referred to herein as an “Automatic Conversion”). The Corporation shall provide notice of an Automatic Conversion of shares of Class B Common Stock pursuant to this Section 2 of Article V to record holders of such shares of Class B Common Stock as soon as practicable following the Automatic Conversion. Such notice shall be provided by any means then permitted by the General Corporation Law; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of an Automatic Conversion. Upon and after an Automatic Conversion, the person registered on the Corporation’s books as the record holder of the shares of Class B Common Stock so converted immediately prior to an Automatic Conversion shall be registered on the Corporation’s books as the record holder of the shares of Class A Common Stock issued upon Automatic Conversion of such shares of Class B Common Stock, without further action on the part of the record holder thereof. Immediately upon the effectiveness of an Automatic Conversion, the rights of the holders of the shares of Class B Common Stock, converted pursuant to an Automatic Conversion shall cease, and the holders shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock into which such shares of Class B Common Stock were converted.

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3. ~~3.~~ Conversion on Transfer. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock, upon the occurrence of a Transfer (as defined below), other than a Permitted Transfer (as defined below), of such share of Class B Common Stock.
4. ~~4.~~ Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or this Restated Certificate of Incorporation or the Bylaws, relating to the conversion of shares of the Class B Common Stock into shares of Class A Common Stock as it may deem necessary or advisable. If the Corporation has reason to believe that a Transfer that is not a Permitted Transfer has occurred, the Corporation may request that the purported transferor furnish affidavits or other evidence to the Corporation as it reasonably deems necessary to determine whether a Transfer that is not a Permitted Transfer has occurred, and if such transferor does not within ten (10) days after the date of such request furnish sufficient (as determined by the Board of Directors (but not a committee thereof)) evidence to the Corporation (in the manner provided in the request) to enable the Corporation to determine that no such Transfer has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock on a one to one basis, and such conversion shall thereupon be registered on the books and records of the Corporation. In connection with any action of stockholders taken at a meeting, the stock ledger of the Corporation shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders and the classes of shares held by each such stockholder and the number of shares of each class held by such stockholder.
5. ~~5.~~ Definitions.
(a) ~~(a)~~ “Convertible Security” shall mean any evidences of indebtedness, shares of Preferred Stock or other securities (other than shares of Class B Common Stock) convertible into or exchangeable for Class B Common Stock, either directly or indirectly.
(b) ~~(b)~~ “Family Member” shall mean with respect to any natural person who is a Qualified Stockholder, the spouse, domestic partner or similarly statutorily recognized life partner, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of such Qualified Stockholder. Lineal descendants shall include adopted persons, but only so long as they are adopted while a minor.
(c) ~~(c)~~ “Closing Date” shall mean ~~the closing date of the business combination~~November 5, 2021.
(d) ~~(d)~~ “Option” shall mean rights, options, restricted stock units or warrants to subscribe for, purchase or otherwise acquire Class B Common Stock or Convertible Securities (as defined above).
(e) ~~(e)~~ “Parent” of an entity shall mean any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity or is otherwise entitled to elect a majority of the members of the board of directors, or entitled to appoint or act as the governing body, of such entity.
(f) ~~(f)~~ “Permitted Entity” shall mean with respect to a Qualified Stockholder: (i) a Permitted Trust solely for the benefit of (A) such Qualified Stockholder, (B) one or more Family Members of such Qualified Stockholder, or
(C) any other Permitted Entity of such Qualified Stockholder; or (ii) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by (A) such Qualified Stockholder, (B) one or more Family Members of such Qualified Stockholder, or (C) any other Permitted Entity of such Qualified Stockholder.
(g) ~~(g)~~ “Permitted Foundation” shall mean with respect to a Qualified Stockholder: a trust or private non-operating foundation that is tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), so long as such Qualified Stockholder has dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust or organization and the Transfer to such trust does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust or organization) to such Qualified Stockholder.

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(h) “Permitted IRA” shall mean an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which a Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided that in each case such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust.
(i) ~~(i)~~ “Permitted Transfer” shall mean, and be restricted to, any Transfer of a share of Class B Common Stock:
(i) ~~(i)~~ by a Qualified Stockholder to (A) one or more Family Members of such Qualified Stockholder, (B) any Permitted Entity of such Qualified Stockholder, (C) any Permitted Foundation of such Qualified Stockholder, or (D) any Permitted IRA of such Qualified Stockholder; or
(ii) ~~(ii)~~ by a Permitted Entity, Permitted Foundation or Permitted IRA of a Qualified Stockholder to (A) such Qualified Stockholder or one or more Family Members of such Qualified Stockholder, or (B) any other Permitted Entity, Permitted Foundation or Permitted IRA of such Qualified Stockholder.
(j) ~~(j)~~ “Permitted Transferee” shall mean a transferee of shares of Class B Common Stock received in a Permitted Transfer.
(k) ~~(k)~~ “Permitted Trust” shall mean a bona fide trust where each trustee is (i) a Qualified Stockholder, (ii) a Family Member of such Qualified Stockholder, (iii) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments, or (iv) an individual who may be removed and replaced at the sole discretion of a Qualified Stockholder or a Family Member of such Qualified Stockholder.
(l) ~~(l)~~ “Qualified Stockholder” shall mean: (i) the record holder of a share of Class B Common Stock as of the Closing Date; (ii) the initial record holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Closing Date pursuant to the exercise, settlement, exchange or conversion of any Option or Convertible Security that, in each case, was outstanding as of the Closing Date; (iii) each natural person who, prior to the Closing Date, transferred shares of capital stock of the Corporation (or a company that combined with the Corporation or a subsidiary of the Corporation) to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; (iv) each natural person who transferred shares of, or equity awards for, Class B Common Stock (including any Option exercisable or Convertible Security exchangeable for or convertible into shares of Class B Common Stock) to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; and (v) a Permitted Transferee.
(m) ~~(m)~~ “Transfer” of a share of Class B Common Stock shall mean any direct or indirect sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), in each case after 11:59 p.m. Eastern Time on the Closing Date, or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”:
(i) ~~(i)~~ the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;
(ii) ~~(ii)~~ entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;

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(iii) ~~(iii)~~ entering into a voting trust, agreement or arrangement (with or without granting a proxy) pursuant to a written agreement to which the Corporation is a party;
(iv) ~~(iv)~~ the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee (including the exercise of any proxy authority granted to such pledgee pursuant to such pledge) shall constitute a Transfer unless such foreclosure or similar action qualifies as a Permitted Transfer;
(v) ~~(v)~~ the fact that, as of the Closing Date or at any time after the Closing Date, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a Transfer of such shares of Class B Common Stock;
(vi) ~~(vi)~~ entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(vii) ~~(vii)~~ any redemption, exercise of right of first refusal, purchase or acquisition by the Corporation of a share of Class B Common Stock or any issuance or reissuance by the Corporation of a share of Class B Common Stock; or
(viii) ~~(viii)~~ entering into a support, voting, tender or similar agreement or arrangement (in each case, with or without the grant of a proxy) in connection with a liquidation, dissolution or winding upon of the Corporation (whether voluntary or involuntary), a merger or consolidation of the Corporation with or into any other entity or any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation, or a transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred, or in connection with consummating the actions or transactions contemplated thereby (including, without limitation, tendering or voting shares of Class B Common Stock in connection with such a transaction, the consummation of such a transaction or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with such a transaction); provided that any sale, tender, assignment, transfer, conveyance, hypothecation or other transfer or disposition of Class B Common Stock or any legal or economic interest therein pursuant to such a transaction, or any grant of a proxy over Class B Common Stock with respect to such a transaction without specific instructions as to how to vote such Class B Common Stock, in each case, will constitute a “Transfer” of such Class B Common Stock unless such transaction was approved by the Board of Directors prior to the taking of such action. A Transfer shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (A) an entity that is a Permitted Entity, Permitted Foundation or Permitted IRA, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity, Permitted Foundation or Permitted IRA or
(B) an entity that is a Qualified Stockholder, if, in either case, there occurs a transfer on a cumulative basis, from and after the Closing Date, of a majority of the voting power of the voting securities, or securities that otherwise entitle a party to elect a majority of the members of the board of directors or governing body, of such entity or any direct or indirect Parent of such entity, other than a transfer to parties that are, as of the Closing Date, holders of voting securities of any such entity or Parent of such entity.
(n) ~~(n)~~ “Voting Control” shall mean, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
6. ~~6.~~ Status of Converted Stock. In the event any shares of Class B Common Stock are converted into shares of Class A Common Stock pursuant to this Article V, the shares of Class B Common Stock so converted shall be cancelled, retired and eliminated and shall not be reissued by the Corporation.

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7. ~~7.~~ Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary in Sections 1, 2 or 3 of this Article V, if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of Sections 1, 2 or 3 of this Article V occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend or distribution to be paid on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such dividend or distribution on such payment date; provided, that, notwithstanding any other provision of this Restated Certificate of Incorporation, to the extent that any such dividend or distribution is payable in shares of Class B Common Stock, such shares of Class B Common Stock shall automatically be converted to Class A Common Stock on a one-to-one basis.
8. ~~8.~~ Reservation. The Corporation shall at all times reserve and keep available, out of its authorized and unissued shares of Class A Common Stock, solely for the purpose of effecting conversions of shares of Class B Common Stock into Class A Common Stock, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock. If at any time the number of authorized and unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Corporation shall promptly take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, obtaining the requisite stockholder approval of any necessary amendment to this Restated Certificate of Incorporation. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable shares. The Corporation shall take all such action as may be necessary to ensure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation.
9. ~~9.~~ Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Article V or in the meaning of any term or definition set forth in this Article V, the Board of Directors (but not a committee thereof), shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors, and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE VI: ~~ARTICLE VI:~~ AMENDMENT OF BYLAWS
The Board of Directors shall have the power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Whole Board. For purposes of this Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws, provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by at least two-thirds (2/3) of the Whole Board and submitted to the stockholders for adoption thereby, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any such provision of the Bylaws.
ARTICLE VII: ~~ARTICLE VII:~~ MATTERS RELATING TO THE BOARD OF DIRECTORS
1. ~~1.~~ Director Powers. Except as otherwise provided by the General Corporation Law or this Restated Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2024 Proxy Statement	101

2. ~~2.~~ Terms; Removal; Number of Directors; Vacancies and Newly Created Directorships.
2.1. ~~2.1.~~ The directors shall be divided, with respect to the time for which they severally hold office, into three classes as nearly equal in size as is practicable, designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board. The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the Closing Date, the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the Closing Date, and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the Closing Date. At each annual meeting of stockholders following the Closing Date, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.
2.2. ~~2.2.~~ Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission.
2.3. ~~2.3.~~ No director may be removed from the Board of Directors except for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
2.4. ~~2.4.~~ The total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director. In the event of any increase or decrease in the authorized number of directors, (a) each director then serving as such shall continue as a director of the class of which he or she is a member and (b) the newly created or eliminated directorship resulting from such increase or decrease shall be apportioned by the Board of Directors among the classes of directors so as to make all classes as nearly equal in number as is practicable.
2.5. ~~2.5.~~ Any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.
2.6. ~~2.6.~~ The foregoing provisions of this Section 2 of Article VII shall not apply to any directorship elected separately by one or more classes or series of Preferred Stock hereinafter designated pursuant to Article IV, Section 2.1 unless the terms of such designation so provide.
2.7. ~~2.7.~~ In case of an ambiguity in the application of any provision set forth in this Section 2 of Article VII or in the meaning of any term or definition set forth in this Section 2 of Article VII (including any such term used in any other provision of this Restated Certificate of Incorporation), the Board of Directors, or a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
3. ~~3.~~ Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.
ARTICLE VIII: ~~ARTICLE VIII: DIRECTOR~~LIMITATION OF LIABILITY

102	2023 Proxy Statement

1. ~~1.~~ Limitation of Liability. To the fullest extent permitted by law, ~~no~~neither a director of the Corporation ~~no~~r an officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2. ~~2.~~ Change in Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE IX: ~~ARTICLE IX:~~ MATTERS RELATING TO STOCKHOLDERS
1. ~~1.~~ No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.
2. ~~2.~~ Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the Lead Independent Director (as defined in the Bylaws) or the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, and may not be called by the stockholders or any other person or persons.
3. ~~3.~~ Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.
ARTICLE X: ~~ARTICLE X:~~ SEVERABILITY
If any provision of this Restated Certificate of Incorporation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Restated Certificate of Incorporation (including without limitation, all portions of any section of this Restated Certificate of Incorporation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.
ARTICLE XI: ~~ARTICLE XI:~~ AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
1. ~~1.~~ General. The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote (but subject to Section 2 of Article IV hereof), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), and subject to Sections 1 and 2.1 of Article IV, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Section 1 of this Article XI, Sections 1.2 and 2 of Article IV, or Article V, Article VI, Article VII, Article VIII, Article IX, Article X or Article XII (the “Specified Provisions”); provided, further, that, if two-thirds (2/3) of the Whole Board has approved such amendment or repeal of, or any provision inconsistent with, the Specified Provisions, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class (in addition to any other vote of the holders of any class

2024 Proxy Statement	103

or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, including any Certificate of Designation), shall be required to amend or repeal, or adopt any provision inconsistent with, the Specified Provisions. Notwithstanding anything to the contrary herein, prior to an Automatic Conversion, and in addition to any other vote required pursuant to this Article XI, the Corporation shall not, without the prior affirmative vote of the holders of at least two-thirds (2/3) of the then-outstanding shares of Class B Common Stock, voting separately as a single class:
1.1. ~~1.1.~~ directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of this Restated Certificate of Incorporation inconsistent with, or otherwise alter, any provision of this Restated Certificate of Incorporation relating to the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock;
1.2. ~~1.2.~~ reclassify any outstanding shares of Class A Common Stock into shares having rights as to dividends or liquidation that are senior to the Class B Common Stock or the right to have more than one (1) vote for each share thereof; or
1.3. ~~1.3.~~ authorize, or issue any shares of, any class or series of capital stock of the Corporation (other than Class B Common Stock) having the right to more than one (1) vote for each share thereof.
2. ~~2.~~ Changes to or Inconsistent with Section 3 of Article IV. Notwithstanding any other provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), the affirmative vote of the holders of Class A Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class A Common Stock, voting separately as a single class, and the affirmative vote of the holders of Class B Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class B Common Stock, voting separately as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Section 3 of Article IV or this Section 2 of this Article XI.
~~ARTICLE XII:~~
ARTICLE XII: CHOICE OF FORUM; EXCLUSIVE FORUM
1. ~~1.~~ Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim that is based upon a breach of a fiduciary duty owed by, or other wrongdoing by, any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising pursuant to any provision of the General Corporation Law, this Restated Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (iv) any action to interpret, apply, enforce or determine the validity of this Restated Certificate of Incorporation or the Bylaws; (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine; or (vi) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the General Corporation Law.
2. ~~2.~~ Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act, or any successor thereto.
3. ~~3.~~ Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XII. Failure to enforce the foregoing provisions of this Article XII would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

104	2023 Proxy Statement

~~IN WITNESS WHEREOF, the undersigned has executed and acknowledged this Amended and Restated Certificate of Incorporation this 5th day of November, 2021.~~
~~KHOSLA VENTURES ACQUISITION CO. II~~
~~By: /s/ Sarah Friar Name: Sarah Friar~~
~~Title: President and Chief Executive Officer~~

2024 Proxy Statement	105

NEXTDOOR HOLDINGS, INC.
420 TAYLOR STREET
SAN FRANCISCO, CA 94102

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time / 8:59 p.m. Pacific Time on June 17, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KIND2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time / 8:59 p.m. Pacific Time on June 17, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V47141-P08079

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEXTDOOR HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. Election of Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Chris Varelas

The Board of Directors recommends you vote FOR Proposal 2:

	For	Against	Abstain
2. Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2024.	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 3:

	For	Against	Abstain
3. Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 4:

	For	Against	Abstain
4. Approval of the Amendment to the Company's Amended and Restated Certificate of Incorporation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

106	2023 Proxy Statement

V47142-P08079

NEXTDOOR HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 18, 2024 12:00 P.M. EASTERN TIME / 9:00 A.M. PACIFIC TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Nirav Tolia and John Orta, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEXTDOOR HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. Eastern Time / 9:00 a.m. Pacific Time on June 18, 2024, at www.virtualshareholdermeeting.com/KIND2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

2024 Proxy Statement	107

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
NEXTDOOR HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 17, 2023
To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Nextdoor Holdings, Inc. (the “Annual Meeting”), which will be held virtually at www.virtualshareholdermeeting.com/KIND2023 on Tuesday, June 6, 2023 at 9:00 a.m. Pacific Time / 12:00 p.m. Eastern Time. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore we have chosen this over an in-person meeting. This approach also lowers costs and enables participation from our global community. The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Annual Meeting materials include the Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to stockholders, each of which has been furnished to you over the internet or, if you have requested a paper copy of the materials, by mail.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet, telephone or, if you received a paper copy of the meeting materials by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

Sincerely,

Sarah Friar
Chief Executive Officer, President and Chairperson of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON TUESDAY, JUNE 6, 2023. The proxy statement and annual report are available at www.proxyvote.com.

2023 Proxy Statement	i

Notice of Annual Meeting of Stockholders

Time & Date Tuesday, June 6, 2023 at 9:00 a.m. Pacific Time / 12:00 p.m. Eastern Time	Place Virtually at www.virtualshareholder meeting.com/KIND2023. There is no physical location for the Annual Meeting.
Record Date
April 10, 2023, which we refer to as our Record Date. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to attend and vote at, the meeting and any adjournments thereof.

Items of Business

1.
Elect three Class II directors of Nextdoor Holdings, Inc., each to serve a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.

3.	Approve on a non-binding advisory basis, the compensation of our named executive officers.

4.	Select on a non-binding advisory basis whether future advisory votes on the compensation of our named executive officers should be every one, two, or three years.

5.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Participation in Annual Meeting
We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.virtualshareholdermeeting.com/KIND2023. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders–regardless of size, resources, or physical location, saves us and stockholders’ time and money, and reduces our environmental impact. Please see “General Information About the Meeting” for additional information.
Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Information About Solicitation and Voting” beginning on page 8 of this Proxy Statement.

ii	2023 Proxy Statement

Voting
Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents ten votes. For questions regarding your stock ownership, you may contact us through our website at https://investors.nextdoor.com or, if you are a registered holder, through our transfer agent, American Stock Transfer & Trust Company, LLC, through its website at www.astfinancial.com, by phone at (800) 937-5449 or (718) 921-8124, or by e-mail at HelpAST@equiniti.com.
This Notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about April 17, 2023.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy through the Internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

By Order of the Board of Directors,
John Orta
Head of Legal & Corporate Development and Secretary
Written April 17, 2023
NEXTDOOR HOLDINGS, INC.
420 Taylor Street
San Francisco, California 94102

2023 Proxy Statement	iii

Special Note Regarding
Forward-Looking Statements
This proxy statement (“Proxy Statement”) includes forward-looking statements, which are statements other than statements of historical facts and statements in the present tense. These statements include, but are not limited to, statements regarding our business, our business strategy and plans, our objectives and future operations and our social responsibility initiatives. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K (“Annual Report”) for the year ended December 31, 2022, and our other U.S. Securities and Exchange Commission (the “SEC”) filings, which are available on the Investor Relations page of our website at https://investors.nextdoor.com and on the SEC website at www.sec.gov.
All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.
Unless the context otherwise requires, references in this Proxy Statement to:
•“Nextdoor,” “we,” “us,” “our” or the “company” refer to Nextdoor Holdings, Inc., a Delaware corporation; and
•“business combination” refer to the transactions contemplated by the that certain Agreement and Plan of Merger, dated as of July 6, 2021, by and among Khosla Ventures Acquisition Co. II, Nextdoor, Inc. and Lorelei Merger Sub Inc., as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 30, 2021, including (i) the merger contemplated by the Agreement and Plan of Merger, whereby Lorelei Merger Sub Inc. merged with and into Nextdoor, Inc., with Nextdoor, Inc. surviving the merger as a wholly-owned subsidiary of Khosla Ventures Acquisition Co. II, and (ii) the private placement pursuant to which investors collectively subscribed for 27,000,000 shares of our Class A common stock at $10.00 per share, for an aggregate purchase price of $270,000,000.

Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting.
Proposals to be Voted On and Board Voting Recommendations

PROPOSAL NO. 1

Election of Directors
Our Board is currently comprised of ten members. In accordance with our Amended and Restated Certificate of Incorporation, our Board is divided into three staggered classes of directors. We are asking our stockholders to elect three Class II directors for a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. The table below sets forth information with respect to our three nominees standing for election. All of the nominees are currently serving as directors. Additional information about our director nominees and their respective qualifications can be found under the section titled “Proposal No. 1: Election of Directors—Nominees to Our Board of Directors”.

Name	Age	Director Since
Sarah Friar	50	November 2021
Leslie Kilgore	57	November 2021
David Sze	57	November 2021

Board Recommendation "FOR ALL NOMINEES" for this proposal

PROPOSAL NO. 2

Ratification of Appointment of Independent Registered Public Accounting Firm
We are asking our stockholders to ratify the Audit and Risk Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. Information regarding fees paid to Ernst & Young LLP during 2022 and 2021 can be found under the section titled “Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm—Independent Registered Public Accounting Firm Fees and Services.”

Board Recommendation "FOR" this proposal

2023 Proxy Statement	1

Proxy Statement Summary

PROPOSAL NO. 3

Advisory Vote on the Compensation of our Named Executive Officers
We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers. Additional information about the advisory vote on the compensation of our named executive officers can be found under the section titled “Proposal No. 3: Advisory Vote on the Compensation of Our Named Executive Officers.”

Board Recommendation "FOR" this proposal

PROPOSAL NO. 4

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers
We are asking our stockholders to vote, on a non-binding advisory basis, on the frequency of future stockholder advisory votes on the compensation of our named executive officers. Additional information about the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers can be found under the section titled “Proposal No. 4: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers.”

Board Recommendation "ONE YEAR" for this proposal

Key 2022 Business Highlights
At Nextdoor, our purpose is to cultivate a kinder world where everyone has a neighborhood they can rely on. Neighbors around the world turn to Nextdoor to receive trusted information, give and get help, get things done, and build real world connections with those nearby - neighbors, businesses, and public services. By fostering these connections, both online and in the real world, Nextdoor builds stronger, more vibrant, and more resilient neighborhoods.
2022 showcased the sustained relevance of Nextdoor as we expanded our neighbor footprint globally and deepened engagement from neighbors and organizations through a combination of utility and community.

2	2023 Proxy Statement

Proxy Statement Summary
Key business highlights include:

78M Global Verified Neighbors[1]	40M WAU

Increasing reach: As of December 31, 2022, Nextdoor reached 78 million global Verified Neighbors. Approximately 50% of Verified Neighbors were active weekly.	Strong engagement: Weekly Active Users ("WAU") reached 40 million in Q4 2022, increasing 11% year-over-year and 42% on a two-year basis. Greater than 50% of WAU are active daily.

$213M 2022 Total Revenue	$583M Cash, cash equivalents and marketable securities	305K+ Neighborhoods

Sustained revenue growth: 2022 total revenue reached $213 million, increasing 11% year-over-year.
Capitalized for the long-term: We ended 2022 with $583 million in cash, cash equivalents and marketable securities. Our strong balance sheet enables us to invest in initiatives to drive sustainable growth.
Wide-reaching and global relevance: As of December 31, 2022, Nextdoor was in more than 305,000 neighborhoods globally, 1 in 3 U.S. households and 1 in 4 UK households.

We monitor WAUs as a key operational metric to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions. Moreover, we believe revenue is the primary measure of the performance of our business, as it provides comparability against competitors and is aligned to our strategic focus on growth objectives.
Nextdoor Kind Foundation
The Nextdoor Kind Foundation (the “Foundation”), founded in 2021, was created with a mission to fund microgrants to individuals, nonprofits, and small businesses, enabling them to solve challenges and organize in their own neighborhoods and communities. The Foundation formally launched in November 2022 with the “Keep it Local Business Fund,” open to individuals, nonprofits, and small businesses who seek to support neighborhoods at the hyper-local level. In early 2023, the Foundation awarded grants in the total amount of $100,000 to small business owners of color, in partnership with the NAACP, the largest and most pre-eminent civil rights organization in the United States, and Hello Alice, a free platform helping over one million small businesses launch and grow. The Keep it Local Business Fund is the first phase of the Foundation’s commitment to providing local grants to help neighbors strengthen their local communities. In addition to the grant, recipients will receive resources and tools to grow their business and personalized training, including on the Nextdoor platform.
1 Verified Neighbors are individuals who have joined Nextdoor and completed the verification process for their account.

2023 Proxy Statement	3

Proxy Statement Summary

Corporate Governance Practices
We are committed to good corporate governance, which strengthens the accountability of our Board of Directors and promotes the long-term interests of our stockholders. Key elements of our independent Board and leadership practices are outlined below, and discussed further in this Proxy Statement:

Board Diversity
We strive to maintain a diverse Board of Directors and ensure diversity is a factor when identifying potential new directors. 40% of our current directors are diverse and 40% of our current directors are female.

Independent Board and Committee Oversight
A majority of our directors are independent (nine out of ten current directors). Our independent directors conduct regular executive sessions.
All committees of the Board of Directors are composed of independent directors.

Lead Independent Director
If the positions of chairperson of our Board of Directors and chief executive officer are held by the same person, our Board of Directors may, by a majority vote of our independent directors, designate a lead independent director. Our lead independent director has well-defined responsibilities that are set forth in our corporate governance guidelines.

Comprehensive Risk Oversight Practices
Our Audit and Risk Committee oversees our comprehensive risk oversight practices, including cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas.

Corporate Responsibility and Sustainability
Our Nominating, Corporate Governance and Corporate Responsibility Committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters.
Annual Board Evaluation Our Board of Directors and committees conduct self-evaluations annually to assess performance.

Related Party Transactions
Our Board of Directors has related party transaction standards for any direct or indirect involvement of a director or other related party in the company’s business activities.
Open Communication Our directors maintain open communication and strong working relationships among themselves and have regular access to management.

Our Commitment to Neighborhood Vitality
Nextdoor is committed to creating a welcoming platform, offering neighbors around the world a place to build authentic connections, both online and in real life. The need for connection is real and lasting, and Nextdoor is a place where neighbors can naturally come together to help make their local communities better.
A neighborhood with vitality can be characterized by a strong sense of community where neighbors, businesses, and public agencies can depend on each other to exchange valuable information, goods, and services. Nextdoor is committed to developing leading-edge product technology that encourages neighborly interactions and promotes neighborhood vitality.

4	2023 Proxy Statement

Proxy Statement Summary
Product Features
In 2022, we iterated on core features that prioritize the vitality of neighborhoods on Nextdoor and in the real world, implementing updates driven by predictive technology and machine learning to help cultivate a kinder world where everyone has a neighborhood to rely on. We also built new features to enhance the quality of engagement and increase the trust and fairness of our moderation system. We will continue to focus on product innovations that demonstrate our commitment to neighborhood vitality throughout 2023. Some of our active in-product features include:
•Verification of real people and real businesses: Since Nextdoor launched in 2011, we’ve required everyone to sign up with their real names and addresses to foster mutual accountability and ensure that connections and conversations are authentic. In 2022, we worked to accelerate our verification process to improve the neighbor experience while maintaining the safety and trust that neighbors expect. We also added similar improvements to the verification process for businesses who are an equally critical element of each neighborhood.
•Kind Neighbor Pledge: Upon joining Nextdoor, all neighbors must agree to our updated Kind Neighbor Pledge, which is a commitment to be helpful, treat everyone in the Nextdoor community with respect, and to do no harm. It’s an opportunity to establish norms and expectations for our platform, and encourage prosocial behavior.
•Kindness Reminder: The Kindness Reminder automatically detects offensive language that may violate Nextdoor’s Community Guidelines and encourages the author to edit their content before they publish. It was the first of our core product features to introduce moments of friction aimed at slowing people down and combating bias. The Kindness Reminder delivered even better results in 2022 than in the prior year: neighbors who received the reminder edited or withheld their post 36% of the time (up from 35% in 2021).
•Launched notifications for removed content and enabled in-product appeals: In early 2022, we introduced additional transparency and appeals processes for neighbors whose content was moderated by the community. Neighbors were notified if their post or comment was removed via community moderation, with insight into which guideline it violated and a chance to appeal the decision by submitting the same content or an edited version for additional review. 6.5% of those content moderation decisions were appealed, and 11.4% of those appeals were successful.
•Constructive Conversations Reminder: This new reminder utilizes predictive technology to cultivate kindness and increase civility. Machine learning completes a holistic review of comment threads and encourages neighbors looking to join the conversation to set a more constructive tone as they reply. This feature is rooted in social psychology and expands on Nextdoor’s previously launched features, like the Kindness Reminder, which add moments of friction within the platform and help slow people down, ultimately fostering more productive conversations. The technology was recognized as an honoree for the Fast Company’s Innovation by Design Award.
Community Guidelines and Moderation
Nextdoor’s Community Guidelines are designed to keep interactions on the platform safe and productive. They are enforced by real people who live in the local neighborhoods they moderate and are supplemented by our internal Nextdoor Operations team as well as technology, all of which work to detect three main categories of guideline-violating content:
•Hurtful: Content that neighbors consider uncivil, e.g., insults, rudeness, name-calling.
•Harmful: Content that Nextdoor considers fraudulent or unsafe, e.g., violent or graphic.
•Other: Non-local content, spam, content posted in error.
Efforts to address guideline-violating content include:
•Tools to automatically detect and report harmful content.
•Product features that enable neighbors to report guideline-violating content.
•Volunteer community moderators who monitor community discussions and help keep dialogue on the platform civil.
•Our internal Neighborhood Operations Team of trained specialists who review content and accounts that have been flagged and take appropriate action to support the neighbors involved.

2023 Proxy Statement	5

Proxy Statement Summary

Community moderation is essential to our platform because we want neighborhoods on Nextdoor to reflect the people who live in them in the real world. Many of our neighborhoods are made up of different people with differing viewpoints — we champion that and see Nextdoor as an essential building block for creating a stronger local community that promotes productive discourse.
Neighborhood Vitality Advisory Board
We work regularly with leading experts, including our Neighborhood Vitality Advisory Board, to iterate on our features and tools, and develop strategic research teams that further our work to create and maintain a welcoming platform.
An example of this research includes a study completed with The Justice Collaboratory at Yale Law School. The study explored whether social media platforms can be designed to encourage more civil conversations among neighbors while promoting individual and community well-being.2 The results validated one of Nextdoor’s core beliefs: that building human-centered products can positively shape the civility of conversations. Accordingly, we’ll continue to invest in quality engagement via our design and structure, enabling our platform to promote civility and other prosocial behaviors.
Our Approach to Human Capital Management
Our Culture and Core Values
Community is at the heart of Nextdoor and our growing community of employees is our lifeblood. Our employees have a wide range of experiences and perspectives, which fuel our purpose to cultivate a kinder world where everyone has a neighborhood they can rely on.
Our company core values are:
•Earn trust every day;
•Invest in community;
•Customer obsessed;
•Think big;
•Experiment and learn quickly; and
•Act like an owner.
We live these core values through our approach to our people practices, summarized below.
Diversity, Equity, Inclusion and Belonging
The principles of Diversity, Equity, Inclusion and Belonging (“DEIB”) are woven into the fabric of our organization and guide how we recruit, retain, and develop our talent.
Our commitment to DEIB begins at the top and is underscored by the importance of making diverse perspectives a business imperative. This is reflected in the racially diverse and gendered-balanced leaders that make up our Board of Directors, management team, and employees, and who all share in our passion for contributing to and effecting change in communities globally.
We thrive on creating a dynamic, inclusive environment that aims to support and value our employees, and contributes to our award-winning company culture. We have active and engaged Employee Resource Groups that are aligned around dimensions of diversity, such as gender, ethnicity, religion, sexual orientation and other shared attributes, which we believe help foster a sense of community, and a diverse and inclusive workplace. We also offer training sessions to our employees to emphasize awareness in self, bias and privilege, and inclusion.
Further, we focus our global recruitment efforts on ensuring that teams and hiring managers have the opportunity to consider qualified people from historically excluded groups for open roles. Moreover, we distribute a bi-annual employment engagement survey to measure our employees’ satisfaction at Nextdoor, including employees’ perspective on our current state of workplace inclusivity.
2 Journal of Online Trust and Safety. Promoting Online Civility Through Platform Architecture, September 2022.

6	2023 Proxy Statement

Proxy Statement Summary
Learning, Development, and Engagement
Our Employee Value Proposition, which articulates the value we offer to employees and the experience they can expect during their career at Nextdoor, has four core tenets:
•Purpose: Employees are deeply connected to Nextdoor's purpose of creating a kinder world where everyone has a neighborhood they can rely on. They have a strong sense of pride in both the company and their individual jobs.
•Opportunity: Everyone in the world is a potential neighbor and therefore the total addressable market for our platform is massive. Nextdoor is a company where employees have an opportunity to positively impact everyone on the planet. Employees at Nextdoor are motivated by this notion and are driven to create something greater than themselves and to leave a legacy that will forever improve the world.
•Growth: Employees at Nextdoor are provided an opportunity for transformative growth that benefits both their own career journey and has significant impact on the company. Employees have autonomy and are empowered to do work that has an outsized impact on their career growth, their personal growth as human beings, and their ability to drive the company’s success.
•Welcoming: Employees are welcomed into a friendly and kind community of colleagues. We are built in the spirit of a great neighborhood, with colleagues who are helpful and embrace collaboration. We lead with inclusivity and transparency which creates a high degree of trust.
We have a dedicated Talent Management and Development team that develops and delivers company-wide people programs and learning and development experiences to promote our Employee Value Proposition and help our employees grow in their careers. The programs include performance feedback and promotion cycles and recognition through our “Nextdoor Values Awards.” Our learning and development experiences focus on onboarding new hires as well as offering workshops focused on skills development and compliance training.
We are committed to making Nextdoor the best place to work by engaging with, and listening to, our community of employees. We maintain ongoing connection with our team members through weekly all hands meetings, our speaker series, and bi-annual engagement surveys.
Compensation, Benefits and Perks
We provide employees with competitive compensation packages that include base salaries, sales commissions for certain employees, and equity awards. Additional benefits programs (which vary by country and region) include a 401(k) Plan with a company match, healthcare, vision, and dental insurance benefits, health savings and flexible spending accounts, flexible paid time off, parental leave, and other benefits tailored to the specific needs of our employees such as family forming, caregiving and mental health resources. We also support and encourage our employees to give back to our communities by giving each employee “Volunteer Time Off” to dedicate to the causes that matter most to them. We continue to review and update our compensation and benefits programs.

2023 Proxy Statement	7

Proxy Statement for the 2023 Annual Meeting of Stockholders	NEXTDOOR HOLDINGS, INC. 420 Taylor Street San Francisco, California 94102 April 17, 2023

Information About Solicitation and Voting
The accompanying proxy is solicited on behalf of the Board of Directors of Nextdoor Holdings, Inc. for use at our 2023 Annual Meeting of Stockholders, or Annual Meeting, to be held virtually at www.virtualshareholdermeeting.com/KIND2023 on Tuesday, June 6, 2023 at 9:00 a.m. Pacific Time / 12:00 p.m. Eastern Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting, or Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 17, 2023. Our Annual Report for the fiscal year ended December 31, 2022 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.
Internet Availability of Proxy Materials
In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

8	2023 Proxy Statement

General Information About the Meeting
Purpose of the Annual Meeting
You are receiving this Proxy Statement because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
We intend to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any Internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders–regardless of size, resources, or physical location, saves us and our stockholders’ time and money, and reduces our environmental impact.
Record Date; Quorum
Only holders of record of our Class A common stock and Class B common stock at the close of business on April 10, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 158,959,459 shares of Class A common stock and 215,565,288 shares of Class B common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 15,020,399 shares of Class A common stock and 163,111,554 shares of Class B common stock at the Annual Meeting, or approximately 71.12% of the voting power of the shares of our Class A common stock and Class B common stock outstanding on such date. For at least ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 420 Taylor Street, San Francisco, California 94102.
The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.
Participating in the Annual Meeting
•Instructions on how to attend the Annual Meeting are posted at www.proxyvote.com.
•You may log in to the meeting platform beginning at 8:45 a.m. Pacific Time/ 11:45 a.m. Eastern Time on June 6, 2023. The meeting will begin promptly at 9:00 a.m. Pacific Time/ 12:00 p.m. Eastern Time.
•You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualshareholdermeeting.com/KIND2023.
•Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.
•If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/KIND2023, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to the business of Nextdoor, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting). A webcast replay of

2023 Proxy Statement	9

General Information About the Meeting

the Annual Meeting, including the Q&A session, will be archived on the “Investor Relations” section of our website, which is located at https://investors.nextdoor.com.
•If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/KIND2023. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.
Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A common stock represents one vote and each share of Class B common stock represents ten votes. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Each director will be elected by a plurality of the votes cast, which means that the three individuals nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES”, “WITHHOLD AUTHORITY FOR ALL NOMINEES”, or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Approval, on a non-binding advisory basis, of the compensation of our named executive officers will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Stockholders have four options with respect to the non-binding advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. You may vote for holding the non-binding advisory vote to approve the compensation of our named executive officers every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS,” or vote for “ABSTAIN.” The frequency receiving the greatest number of votes cast by stockholders at the Annual Meeting will be deemed to be the preferred frequency option of our stockholders.

10	2023 Proxy Statement

General Information About the Meeting

Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation	Page Reference
Proposal No. 1	The election of the Class II directors named in this Proxy Statement	FOR all nominees	24
Proposal No. 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	33
Proposal No. 3	The approval, on a non-binding advisory basis, of the compensation of our named executive officers.	FOR	37
Proposal No. 4	The non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers	ONE YEAR	38
None of our non-employee directors have any substantial interest in any matter to be acted upon except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon other than Proposal No. 1, Proposal No. 3 and Proposal No. 4.
Abstentions; Broker Non-Votes
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions and proxies marked “withhold authority” will have no effect on Proposal No. 1, Proposal No. 2, Proposal No. 3 or Proposal No. 4.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention. The other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposal No. 1, Proposal No. 2, Proposal No. 3 or Proposal No. 4.

2023 Proxy Statement	11

General Information About the Meeting

Voting Instructions; Voting of Proxies

Vote By Internet	Vote By Telephone or Internet	Vote By Mail

You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KIND2023, where stockholders may vote and submit questions during the meeting. Stockholders may vote before the Annual Meeting by visiting www.proxyvote.com. The meeting starts at 9:00 a.m. Pacific Time / 12:00 p.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.
You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your proxy card.
You may vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 8:59 p.m. Pacific Time / 11:59 p.m. Eastern Time on June 5, 2023. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

12	2023 Proxy Statement

General Information About the Meeting

Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or through the Internet; or
•attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

2023 Proxy Statement	13

Board of Directors and Committees of the Board of Directors; Corporate Governance Standards and Director Independence
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of our company. Our Corporate Governance Guidelines are available on the “Investor Relations” section of our website, which is located at https://investors.nextdoor.com, by clicking “Governance Documents” in the “Governance” section of our website. Our Nominating, Corporate Governance and Corporate Responsibility Committee reviews the Corporate Governance Guidelines annually, and changes are recommended to our Board of Directors as warranted.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our Board of Directors, officers, and employees, and we expect our agents, representatives, consultants and contractors to conform to the standards of our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics is posted on the “Investor Relations” section of our website, which is located at https://investors.nextdoor.com under “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.
Independence of Directors
The listing rules of the New York Stock Exchange (“NYSE”) require that a majority of the members of a listed company’s Board of Directors be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a material relationship with the company, either directly or as an officer, partner or stockholder of the company, that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In addition, our Audit and Risk Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other committee of the Board of Directors: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.
Our Board of Directors conducts an annual review of the independence of our directors. In its most recent review, our Board of Directors determined that John Hope Bryant, J. William Gurley, Leslie Kilgore, Mary Meeker, Jason Pressman, David Sze, Nirav Tolia, Chris Varelas, and Andrea Wishom, representing nine of our ten directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of NYSE and the applicable rules and regulations promulgated by the SEC. Our Board of Directors has also determined that all members of our Audit and Risk Committee, Compensation and People Development Committee, and Nominating, Corporate Governance and Corporate Responsibility Committee satisfy the relevant independence requirements.

14	2023 Proxy Statement

Board of Directors and Committees of the Board of Directors
Board of Directors and Committee Self-Evaluations
We conduct an annual self-evaluation process for our Board of Directors and its committees. As part of this process, each member of our Board of Directors fills out a questionnaire prepared by our counsel to discuss their assessment of the performance of the Board of Directors and its committees, their own performance, and the performance of fellow members of the Board of Directors. Results from such assessment are aggregated and shared and discussed by our Nominating, Corporate Governance and Corporate Responsibility Committee and Board of Directors.
Our Board evaluation process is used:
•by our Board of Directors and Nominating Corporate Governance and Corporate Responsibility Committee to assess the current composition of our Board of Directors and its committees and make recommendations for the qualifications, expertise, and characteristics we should seek in identifying potential new directors;
•by our Board of Directors and Nominating, Corporate Governance and Corporate Responsibility Committee to identify the strengths and areas of opportunity of each member of our Board of Directors and to provide insight into how each member of our Board of Directors can be most valuable;
•to improve agenda topics of the Board of Directors and its committees so that information they receive enables them to effectively address the issues they consider most critical; and
•by our Nominating, Corporate Governance and Corporate Responsibility Committee as part of its annual review of each director’s performance when considering whether to nominate the director for re-election to the Board of Directors.
Board of Directors Leadership Structure
The Nominating, Corporate Governance and Corporate Responsibility Committee periodically considers the leadership structure of our Board of Directors and makes such recommendations to our Board of Directors with respect thereto as appropriate. When the positions of chairperson and chief executive officer are held by the same person, our Board of Directors may, by a majority vote of our independent directors, designate a “lead independent director.” In cases in which the chairperson and chief executive officer are the same person, the chairperson schedules and sets the agenda for meetings of our Board of Directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings.
The responsibilities of the lead independent director include:
•calling separate meetings of the independent directors;
•facilitating discussion and open dialogue among the independent directors during meetings of the Board of Directors, executive sessions and outside of meetings of the Board of Directors;
•serving as the principal liaison between the chairperson and the independent directors;
•communicating to the chairperson and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by the independent directors in executive sessions or outside of meetings of the Board of Directors;
•providing the chairperson with feedback and counsel concerning the chairperson’s interactions with the Board of Directors;
•coordinating with the chairperson to set the agenda for meetings of the Board of Directors, taking into account input from other independent directors;
•providing the chairperson and management with feedback on meeting schedules and the appropriateness, including the quality and quantity, and timeliness of information provided to the Board of Directors;
•recommending the retention of advisors and consultants who report directly to the Board of Directors when appropriate;

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Board of Directors and Committees of the Board of Directors

•providing leadership to the Board of Directors if circumstances arise in which the role of the chairperson may be, or may be perceived to be, in conflict;
•if appropriate, and in coordination with management, being available for consultation and direct communication with major stockholders; and
•performing such other functions and responsibilities as requested by the Board of Directors from time to time.
Currently, our Board of Directors believes that it should maintain flexibility to select the chairperson of our Board of Directors and adjust our Board of Directors leadership structure from time to time. Ms. Friar, our Chief Executive Officer and President, is also the Chairperson of our Board of Directors. Our Board of Directors determined that having our Chief Executive Officer also serve as the Chairperson of our Board of Directors provides us with optimally effective leadership and is in our best interests and those of our stockholders. Our Board of Directors believes that Ms. Friar’s strategic vision for our business, her in-depth knowledge of our operations and our industry, and her experience serving on our Board of Directors and as Chief Executive Officer since 2018 make her well qualified to serve as both Chairperson of our Board of Directors and Chief Executive Officer.
Because Ms. Friar serves in both these roles, our Board of Directors appointed Chris Varelas to serve as our lead independent director. As lead independent director, Mr. Varelas presides over periodic meetings of our independent directors, serves as a liaison between the chairperson of our Board of Directors and the independent directors, and performs such additional duties as our Board of Directors may otherwise determine and delegate.
Our Board of Directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board of Directors, and sound corporate governance policies and practices.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our lead independent director, currently Mr. Varelas, is the presiding director at these meetings.
Committees of Our Board of Directors
Our Board of Directors has established an Audit and Risk Committee, a Compensation and People Development Committee, and a Nominating, Corporate Governance and Corporate Responsibility Committee. The composition and responsibilities of each committee are described below.
Each of these committees has a written charter approved by our Board of Directors. Copies of the charters for each committee are available, without charge, upon request in writing to Nextdoor Holdings, Inc., 420 Taylor Street, San Francisco, California 94102, Attn: Head of Legal & Corporate Development and Secretary, or in the “Investor Relations” section of our website, which is located at https://investors.nextdoor.com, by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

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Board of Directors and Committees of the Board of Directors

AUDIT AND RISK COMMITTEE
Our Audit and Risk Committee is
responsible for, among other things:
•selecting a firm to serve as our independent registered public accounting firm to audit our financial statements;
•ensuring the independence of the independent registered public accounting firm, reviewing the qualifications and performance of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•establishing procedures for employees to anonymously submit concerns about accounting, audit or other matters;
•considering the adequacy of internal controls and the design, implementation, and performance of the internal audit function;
•reviewing related party transactions that are material or otherwise implicate disclosure requirements;
•pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm; and
•reviewing legal, financial, technology, and enterprise risk exposures and the steps management has taken to monitor and control such exposures.

Members: David Sze (Chair) Jason Pressman Chris Varelas (ACFE)
Independence: Each member of our Audit and Risk Committee is independent under the current NYSE and SEC rules and regulations.
Financial Literacy: Each member of our Audit and Risk Committee is financially literate as required by the current NYSE listing standards.

Audit Committee Financial Expert: Our Board of Directors has also determined that Mr. Varelas is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our Audit and Risk Committee and our Board of Directors.

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Board of Directors and Committees of the Board of Directors

COMPENSATION AND PEOPLE DEVELOPMENT COMMITTEE
Our Compensation and People Development Committee is responsible for, among other things:
•evaluating, recommending to the Board of Directors, approving and reviewing its executive officer and director compensation arrangements, plans, policies, and programs;
•reviewing and recommending to the Board of Directors the form and amount of its compensation of its non-employee directors;
•reviewing, at least annually, the goals and objectives to be considered in determining the compensation of our chief executive officer and other executive officers;
•reviewing with management its organization and people activities;
•administering and interpreting our cash and equity incentive compensation plans;
•reviewing and approving, or making recommendations to the Board of Directors with respect to, cash and equity incentive compensation; and
•establishing our overall compensation philosophy.

Members: Leslie Kilgore (Chair) Mary Meeker Andrea Wishom
Independence: Each member of our Compensation and People Development Committee is independent under the current NYSE and SEC rules and regulations.
Non-Employee Directors: Each member of our Compensation and People Development Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

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Board of Directors and Committees of the Board of Directors

NOMINATING, CORPORATE GOVERNANCE AND CORPORATE RESPONSIBILITY COMMITTEE
Our Nominating, Corporate Governance and Corporate Responsibility Committee is responsible for, among other things:
•identifying, considering, and recommending candidates for membership on the Board of Directors, and recommending to the Board of Directors the desired qualifications, expertise, and characteristics of members of the Board of Directors;
•developing and recommending corporate governance guidelines and policies;
•periodically consider and make recommendations to the Board of Directors regarding the size, structure and composition of the Board of Directors and its committees;
•reviewing and recommending to the Board of Directors any changes to the corporate governance guidelines;
•reviewing any corporate governance related matters required by the federal securities laws;
•reviewing proposed waivers of the code of conduct for directors and executive officers;
•assisting the Board of Directors in overseeing its programs related to corporate responsibility and sustainability;
•overseeing the process of evaluating the performance of the Board of Directors and its committees; and
•advising the Board of Directors on corporate governance matters.

Members: Chris Varelas (Chair) John Hope Bryant
Independence: Each member of our Nominating, Corporate Governance and Corporate Responsibility Committee is independent under the current NYSE and SEC rules and regulations

Our Board of Directors’ Role in Risk Oversight
Our Board of Directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our Board of Directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes. Our management reporting processes are designed to provide our Board of Directors and our personnel responsible for risk assessment with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity, compensation-related risk, and tax), human capital, legal, regulatory, cybersecurity and data privacy and reputational risks. Our Board of Directors reviews strategic and operational risk in the context of discussions, question-and-answer sessions, and reports from the management team at each regular Board meeting, receives reports on all significant committee activities at each regular Board meeting, and evaluates the risks inherent in significant transactions.
Each committee of the Board of Directors meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board of Directors leadership structure supports this approach. The Audit and Risk Committee reviews (i) our major financial risks and enterprise exposures and the steps management has taken to monitor or mitigate such risks and exposures, including our risk assessment and risk management policies, as well as cybersecurity and data privacy risks and risk exposures in other areas, as the Audit and Risk Committee deems

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Board of Directors and Committees of the Board of Directors

appropriate from time to time; (ii) our programs for promoting and monitoring compliance with applicable legal and regulatory requirements, as well as major legal regulatory compliance risk exposures and the steps management has taken to monitor or mitigate such exposures; and (iii) the status of any significant legal and regulatory matters and any material reports or inquiries received from regulators or government agencies that reasonably could be expected to have a significant impact on our financial statements. The Compensation and People Development Committee reviews major compensation- and human capital-related risk exposures and the steps management has taken to monitor or mitigate such exposures. The Nominating, Corporate Governance and Corporate Responsibility Committee reviews and assesses risks relating to our corporate governance practices, reviews and assesses our performance, risks, controls, and procedures relating to corporate responsibility and sustainability, including ESG, reviews the independence of our Board of Directors, and reviews and discusses our Board of Directors’ leadership structure and role in risk oversight.
Cybersecurity Risk Oversight
Protecting the confidentiality, integrity, and availability of our systems and data, and securing the information of our users, team members, vendors, and other third parties is important to us. We have adopted physical, technological, and administrative controls for our data and systems, defined policies and procedures for cyber incident detection, containment, response, and remediation, and are continuing to take steps to further mature our program. While everyone at our company, including our management, plays a part in managing these risks, oversight responsibility is shared by our Board of Directors and our Audit and Risk Committee.
Our Chief Information Security Officer provides regular cybersecurity updates in the form of written reports and presentations to our Audit and Risk Committee at every quarterly meeting. Our Audit and Risk Committee regularly reviews metrics about cyber incidents, program maturity milestones, risk mitigation status, and the current and emerging threat landscape. Additionally, we leverage industry standard frameworks to drive strategic direction and maturity improvement, and maintain information security risk insurance coverage.
Management Succession Planning
Our Board of Directors recognizes that one of its most important duties is its oversight of succession planning for our Chief Executive Officer. Our Board of Directors has delegated primary oversight responsibility for succession planning for our Chief Executive Officer to the Compensation and People Development Committee and the Nominating, Corporate Governance and Corporate Responsibility Committee. Our Board of Directors, with the assistance of the Nominating, Corporate Governance and Corporate Responsibility Committee, if requested by the Board of Directors, is responsible for identifying, evaluating, and selecting potential successors for our Chief Executive Officer’s direct reports. Our Board of Directors continues to regularly evaluate its succession planning to ensure that we are well-positioned to continue to execute on our corporate strategy.
Oversight of Corporate Strategy
Our Board of Directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our Board of Directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board of Directors’ diverse skill set and experience enhances our Board of Directors’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our Board of Directors also hold regularly scheduled executive sessions at which strategy is discussed.
Compensation and People Development Committee Interlocks and Insider Participation
The members of our Compensation and People Development Committee during 2022 included Mr. Sze and Mses. Kilgore, Meeker, and Wishom. No member of our Compensation and People Development Committee in 2022 was at any time during 2022 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under the Exchange Act, or Regulation S-K. During 2022, none of our executive officers served as a member of the Board of Directors, or as a member of the Compensation and People Development Committee or similar

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Board of Directors and Committees of the Board of Directors
committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation and People Development Committee.
Anti-Hedging
We have adopted an Insider Trading Policy that applies to all of our employees, contractors, consultants, directors, and officers, including our Chief Executive Officer and other executive officers, which prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sales contracts, or from contributing our securities to exchange funds in a manner that could be interpreted as hedging.
Board of Directors and Committee Meetings and Attendance
Our Board of Directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. Our Board of Directors met six times and acted by unanimous written consent five times, the Compensation and People Development Committee met ten times and acted by unanimous written consent two times, the Audit and Risk Committee met four times and acted by unanimous written consent one time, and the Nominating, Corporate Governance and Corporate Responsibility Committee met three times and acted by unanimous written consent zero times. Each member of our Board of Directors attended at least 75% of the aggregate of all meetings of our Board of Directors and of all meetings of committees of our Board of Directors on which such member served that were held during the period in which such director served.
Board of Directors Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. Five members of our Board of Directors were present at our 2022 Annual Meeting of Stockholders.
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors, or a specific member of our Board of Directors (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Secretary.
All communications are reviewed by the Secretary and provided to the members of our Board of Directors as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board of Directors will not be provided to directors.
The address for these communications is:
Nextdoor Holdings, Inc.
c/o Head of Legal & Corporate Development and Secretary
420 Taylor Street
San Francisco, California 94102

2023 Proxy Statement	21

Nominations Process and Director Qualifications
Nomination to the Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating, Corporate Governance and Corporate Responsibility Committee in accordance with the committee’s charter, our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, and the criteria approved by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Nominating, Corporate Governance and Corporate Responsibility Committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Additional Information—Stockholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications; Diversity
With the goal of developing a diverse, experienced and highly qualified Board of Directors, the Nominating, Corporate Governance and Corporate Responsibility Committee is responsible for developing and recommending to our Board of Directors the desired qualifications, expertise, and characteristics of members of our Board of Directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board of Directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board of Directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of members to our Board of Directors that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the Board of Directors does not establish specific goals with respect to diversity, the Board of Directors’ overall diversity is a significant consideration in the director nomination process.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory requirements and the provisions of our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and charters of the committees of our Board of Directors. In addition, neither our Board of Directors nor our Nominating, Corporate Governance and Corporate Responsibility Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the Nominating, Corporate Governance and Corporate Responsibility Committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our Board of Directors in the context of its existing composition. Through the nomination process, the Nominating, Corporate Governance and Corporate Responsibility Committee seeks to promote membership to the Board of Directors that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our Board of Directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

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Nominations Process and Director Qualifications

The following charts reflect the age, gender, racial and ethnic diversity, and independence of the ten members of our Board of Directors continuing in office following the annual meeting, assuming the election of all nominees:
Gender

■ Female ■ Male ■ Did Not Disclose

Demographic Background

■ White ■ Black or African American ■ Asian ■ 2 or More Races ■ Did Not Disclose

Independence

■ Independent ■ Not-Independent

Age

■ <51 ■ 51-61 ■ 61+

2023 Proxy Statement	23

Proposal No. 1: Election of Directors
Our Board of Directors currently consists of ten directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders held in 2024 and 2025, respectively. At the recommendation of our Nominating, Corporate Governance and Corporate Responsibility Committee, our Board of Directors proposes that each of the three Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast, which means that the three individuals nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
The nominees and their ages, occupations, and length of service on our Board of Directors as of the date of this Proxy Statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director/Nominee	Age	Position	Director Since

Sarah Friar	50	Chairperson	November 2021
Leslie Kilgore(1)	57	Director	November 2021
David Sze(2)	57	Director	November 2021
1.Chairperson of the Compensation and People Development Committee
2.Chairperson of the Audit and Risk Committee

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Proposal No. 1

Sarah Friar
CHIEF EXECUTIVE OFFICER, PRESIDENT AND CHAIRPERSON OF THE BOARD OF DIRECTORS
Previously, Ms. Friar served as Nextdoor, Inc.’s Chief Executive Officer and President and as a member of Nextdoor Inc.’s Board of Directors from December 2018 until November 2021. Prior to joining Nextdoor, Inc., Ms. Friar served as the Chief Financial Officer at Square, Inc., a financial technology company, from July 2012 to December 2018, Senior Vice President of Finance & Strategy at salesforce.com, inc., a customer relationship management technology company, from April 2011 to July 2012, and Lead Software Analyst and Business Unit Leader at Goldman Sachs, a multinational investment bank, from 2000 to April 2011. She currently serves on the Board of Directors for Walmart Inc. and Dragoneer Growth Opportunities Corp. III. Ms. Friar previously served on the Board of Directors of Slack Technologies, Inc., Dragoneer Growth Opportunities Corp., Dragoneer Growth Opportunities Corp. II, and New Relic, Inc. Ms. Friar holds a M.Eng. from the University of Oxford and an M.B.A. from Stanford University Graduate School of Business.
We believe that Ms. Friar is qualified to serve on the Board of Directors based on the important perspective she brings as our Chief Executive Officer, in addition to her significant industry experience.

Age: 50

Director Since: November 2021

Committees: None

Leslie Kilgore
DIRECTOR
Ms. Kilgore served as the Chief Marketing Officer for Netflix, Inc., an online streaming service, from 2000 to 2012, and previously served as Director of Marketing for Amazon, a technology company, from 1999 to 2000. Ms. Kilgore currently serves on the Board of Directors of Netflix, Inc., and Pinterest, Inc. She previously served on the Board of Directors of LinkedIn and Medallia, Inc. Ms. Kilgore holds a B.S. in Economics from the Wharton School at the University of Pennsylvania and a M.B.A. from Stanford University Graduate School of Business.
We believe that Ms. Kilgore is qualified to serve on the Board of Directors because of her experience as a marketing executive with internet retailers and her strategic and operational expertise.

Age: 57

Director Since: November 2021

Committees: Compensation and People Development Committee (Chair)

2023 Proxy Statement	25

Proposal No. 1

David Sze
DIRECTOR
Mr. Sze has served as a general partner at Greylock Partners, a venture capital firm, which he joined in 2000, where he primarily oversees investments in entrepreneurial and consumer technology companies. Previously, he was the Senior Vice President of Product Strategy at Excite and Excite@Home, a web portal for content. He previously served on the boards of directors of LinkedIn and Pandora Media, Inc. Additionally, he is a member of the Board of Trustees at Yale University and Rockefeller University. Mr. Sze also serves on the boards of directors for several private companies in the consumer technology sector. He holds a B.A. in Economics and Political Science from Yale University and an M.B.A. from Stanford University Graduate School of Business.
We believe that Mr. Sze is qualified to serve on the Board of Directors because of his extensive background investing and advising consumer-facing internet and technology companies.

Age: 57

Director Since: November 2021

Committees: Audit and Risk Committee (Chair)

Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our Board of Directors as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since

Class I Directors:
J. William Gurley	56	Director	November 2021
Jason Pressman(1)	49	Director	November 2021
Nirav Tolia	51	Director	November 2021
Class III Directors:
John Hope Bryant(2)	57	Director	November 2021
Mary Meeker(3)	63	Director	November 2021
Chris Varelas*(1)(4)	59	Director	November 2021
Andrea Wishom(3)	53	Director	November 2021
*    Lead Independent Director
1.Member of the Audit and Risk Committee
2.Member of the Nominating, Corporate Governance and Corporate Responsibility Committee
3.Member of the Compensation and People Development Committee
4.Chairperson of the Nominating, Corporate Governance and Corporate Responsibility Committee

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Proposal No. 1

J. William Gurley
DIRECTOR
Mr. Gurley serves as a general partner of Benchmark Capital, a venture capital firm, which he joined in 1999. Previously, he served as a partner of Hummer Windblad Venture Partners, a venture capital firm, a research analyst for Credit Suisse First Boston, an investment bank, and a design engineer at Compaq Computer Corporation, a manufacturer of computers and related components. Mr. Gurley currently serves on the board of directors of Stitch Fix, Inc. Mr. Gurley previously served on the board of directors of Zillow Group, Inc., GrubHub, Inc., OpenTable, Inc., and Ubiquiti Networks, Inc. Mr. Gurley holds a B.S. in Computer Science from the University of Florida and an M.B.A. from the University of Texas.
We believe Mr. Gurley is qualified to serve as a member of the Board of Directors due to his extensive experience with technology companies, including his experience as a member of the boards of directors of public technology companies and as a venture capitalist investing in technology companies.

Age: 56

Director Since: November 2021

Committees: None

Jason Pressman
DIRECTOR
Mr. Pressman has been a managing director at Shasta Ventures, a venture capital firm, since 2005. Previously, Mr. Pressman was Vice President of Strategy and Operations at Walmart.com, an e-commerce company and subsidiary of Walmart Inc., from 2000 to 2004. Mr. Pressman currently serves on the board of directors for Zuora, Inc. He also serves on the boards of directors of a number of private companies, particularly in the software-as-a-service ("SAAS") and online service industries. He holds a B.S. in Finance from the University of Maryland, College Park and a M.B.A. from Stanford University Graduate School of Business.
We believe that Mr. Pressman is qualified to serve on the Board of Directors because of his operations and strategy experience gained from the retail industry and his corporate finance experience gained in the venture capital industry, garnered through his service on the boards of directors of various technology companies.

Age: 49

Director Since: November 2021

Committees: Audit and Risk Committee

2023 Proxy Statement	27

Proposal No. 1

Nirav Tolia
DIRECTOR
Mr. Tolia is a co-founder of Nextdoor, Inc. and previously served as its Chief Executive Officer from September 2010 to December 2018. Since December 2019, Mr. Tolia has been primarily engaged as an advisor to and investor in early-stage internet companies. Before his tenure at Nextdoor, Inc., Mr. Tolia was an Entrepreneur in Residence at Benchmark Capital, a venture capital firm, Chief Operating Officer of Shopping.com, an online shopping website, and Chief Executive Officer and co-founder of Epinions.com Corporation, a consumer review website company. Mr. Tolia currently is Executive Chair of Hedosophia in addition to an advisor and investor to early stage internet companies. He earned a B.A. in English from Stanford University.
We believe that Mr. Tolia is qualified to serve on the Board of Directors based on the historical knowledge and experience he brings as Nextdoor Inc.’s co-founder and former Chief Executive Officer, along with his extensive experience creating and leading pioneering consumer internet companies.

Age: 51

Director Since: November 2021

Committees: None

John Hope Bryant
DIRECTOR
Mr. Bryant has served as the Founder, Chairman, and Chief Executive Officer of Operation HOPE Inc, a nonprofit financial services network for the underserved, since May 1992. Mr. Bryant has also served as the Chairman and Chief Executive Officer of Bryant Group Ventures, Inc., a private holding group, since 1991, and the Founder and Principal of the Promise Homes Company, a single-family residential rental property management company, since June 2017. He previously served on the board of directors for Ares Commercial Real Estate Corporation. Mr. Bryant was a participant at the Global Public Policy & Leadership Program at the Harvard University John F. Kennedy School of Government and attended Hollywood Professional School.
We believe that Mr. Bryant is qualified to serve on the Board of Directors because of his experience as an entrepreneur and his valuable combination of leadership and practical knowledge.

Age: 57

Director Since: November 2021

Committees: Nominating, Corporate Governance and Corporate Responsibility Committee

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Proposal No. 1

Mary Meeker
DIRECTOR
Ms. Meeker has been a general partner at BOND, a global technology investment firm, since January 2019. Prior to co-founding BOND, she was a partner at Kleiner Perkins Caufield & Byers, a venture capital firm, from December 2010 to December 2018. From 1991 to 2010, Ms. Meeker worked as a managing director at Morgan Stanley, an investment bank. Ms. Meeker serves on the board of directors of Block, Inc. She previously served on the boards of directors of Lending Club Corporation and DocuSign, Inc. Ms. Meeker earned a B.A. in psychology from DePauw University and an M.B.A. from the Johnson Graduate School of Management at Cornell University.
We believe that Ms. Meeker is qualified to serve on the Board of Directors because of her extensive experience as an investor in technology companies and also as a research analyst covering technology companies.

Age: 63

Director Since: November 2021

Committees: Compensation and People Development Committee

Chris Varelas
DIRECTOR
Mr. Varelas has served as co-founder of Riverwood Capital, a private equity firm, since January 2008. Prior to founding Riverwood Capital, he was a managing director at Citigroup Global Markets, Inc., an investment bank, where he also served as Global Head of Technology, Media & Telecom Investment Banking. Mr. Varelas serves on the boards of directors of a number of private companies and institutions. He also serves on the advisory boards for Streamlined Ventures and the RAND Corporation's Center for Global Risk and Security. Mr. Varelas earned a B.A. in Economics and Philosophy from Occidental College and an M.B.A. from the Wharton School at the University of Pennsylvania.
We believe that Mr. Varelas is qualified to serve on the Board of Directors because of his extensive business and financial experience in the technology sector.

Age: 59

Director Since: November 2021

Committees: Audit and Risk Committee; Chairperson of the Nominating, Corporate Governance and Corporate Responsibility Committee

2023 Proxy Statement	29

Proposal No. 1

Andrea Wishom
DIRECTOR
Ms. Wishom serves as the President of Skywalker Holdings, LLC, a private holding company, and before that as Chief Operations Officer since 2015. Before joining Skywalker, Ms. Wishom spent over 20 years at Harpo Productions, an American multimedia production company. At Harpo Productions she held various production, programming, development and executive roles for The Oprah Winfrey Show, Harpo Studios and OWN: The Oprah Winfrey Network and most recently as the Executive Vice President. Ms. Wishom currently serves on the board of directors of Pinterest, Inc. She earned a B.A. in English from the University of California, Berkeley.
We believe that Ms. Wishom is qualified to serve on the Board of Directors because of her management experience and extensive experience in the online media and retail industries.

Age: 53

Director Since: November 2021

Committees: Compensation and People Development Committee

There are no family relationships among our directors and executive officers.
Non-Employee Director Compensation Program
Our compensation arrangements for non-employee directors are reviewed periodically by our Compensation and People Development Committee and our Board of Directors. In addition, at the Compensation and People Development Committee’s direction, Compensia, Inc., the Compensation and People Development Committee’s independent compensation consultant, provides a competitive analysis of director compensation levels, practices, and design features as compared to the general market as well as our compensation peer group.
In 2022, our Compensation and People Development Committee reviewed and recommended, and following such recommendation, our Board of Directors approved a non-employee compensation program in May 2022. Under this program, our non-employee directors receive cash and equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. We also reimburse our non-employee directors for reasonable, customary and documented expenses for travel to and from board meetings. With respect to cash compensation, non-employee directors are entitled to an annual fee equal to $35,000, which is payable quarterly in arrears and pro-rated for partial quarters served. There are no cash fees for membership on the committees of the Board of Directors. With respect to equity, each new non-employee director is entitled to receive an initial stock option grant under our 2021 Equity Incentive Plan (the “2021 EIP”) with a grant date fair value of $350,000 (the “Initial Award”), which award vests monthly over a two-year period. Following initial appointment, each non-employee director who is serving on, and will continue to serve on the Board of Directors following each annual meeting of our stockholders, will be granted a stock option under our 2021 EIP with a grant date fair value of $175,000, which award vests monthly over a twelve-month period (the “Annual Award”). For 2022, the Annual Award was only granted to such non-employee directors who did not otherwise have equity subject to vesting on the grant date of the 2022 Annual Award. The Initial Award and each Annual Award accelerate in full upon consummation of a Corporate Transaction (as defined in the 2021 EIP).

30	2023 Proxy Statement

Proposal No. 1
Non-Employee Director Compensation
Other than with respect to Ms. Friar, who does not receive compensation in her capacity as a director, the following table provides information for the year ended December 31, 2022 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2022. The compensation received by Ms. Friar as Chief Executive Officer of the company is shown in “Executive Compensation—2022 Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)

John Hope Bryant	17,500	—	17,500
J. William Gurley	17,500	52,005	69,505
Leslie Kilgore	17,500	—	17,500
Mary Meeker	17,500	52,005	69,505
Jason Pressman	17,500	52,005	69,505
David Sze	17,500	52,005	69,505
Nirav Tolia	17,500	52,005	69,505
Chris Varelas	17,500	52,005	69,505
Andrea Wishom	17,500	—	17,500
1.    The amounts reported in this column represent the aggregate grant date value of stock option awards made to directors in the year ended December 31, 2022 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC 718”). This amount does not reflect the actual economic value realized by the director, which will vary depending on the performance of our Class A common stock.
2.    The following table sets forth information on stock options granted to non-employee directors during fiscal 2022, the aggregate number of shares underlying outstanding stock options held by our non-employee directors as of December 31, 2022, and the aggregate number of shares underlying outstanding unvested stock options held by our non-employee directors as of December 31, 2022:

Name	Number of Shares Underlying Stock Options Granted in Fiscal 2022 (#)	Number of Shares Underlying Stock Options Outstanding at Fiscal Year End (#)	Number of Shares Underlying Unvested Stock Options Outstanding at Fiscal Year End (#)

John Hope Bryant(a)	—	162,789	100,544
J. William Gurley(b)	24,647	24,647	12,324
Leslie Kilgore(c)	—	—	33,513
Mary Meeker(b)	24,647	24,647	12,324
Jason Pressman(b)	24,647	24,647	12,324
David Sze(b)	24,647	24,647	12,324
Nirav Tolia(b)	24,647	5,096,771	12,324
Chris Varelas(b)	24,647	24,647	12,324
Andrea Wishom(d)	—	229,820	100,544
a.This stock option vests at a rate of 1/48th of the shares underlying the stock option each month following the vesting commencement date of September 29, 2020, subject to continued service. The stock option is early exercisable.

2023 Proxy Statement	31

Proposal No. 1

b.This stock option vests at a rate of 1/12th of the shares underlying the stock option each month following the vesting commencement date of June 16, 2022, subject to continued service; provided that the award shall be fully vested on the date of the 2023 annual meeting of stockholders, so long as the non-employee director continues to provide services through such date.
c.Ms. Kilgore early exercised a stock option with respect to 229,820 shares of Class B common stock on August 21, 2019. As of December 31, 2022, 196,307 of such exercised shares were vested. The remaining 33,513 unvested shares of Class B common stock issued upon such exercise vest at a rate of 1/48th of the total shares subject to the exercised option each month following the vesting commencement date of July 22, 2019, subject to continued service.
d.This stock option vests at a rate of 1/48th of the shares underlying the stock option each month following the vesting commencement date of September 29, 2020, subject to continued service. The stock option is early exercisable.
Vote Required
The election of directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon which means that the three individuals nominated for election to our Board of Directors receiving the highest number of “FOR” votes will be elected. Abstentions, “withhold authority” votes and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation Our Board of Directors recommends a vote “FOR ALL NOMINEES” in the Election of the Class II Directors.

32	2023 Proxy Statement

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit and Risk Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2023, and recommends that stockholders vote for ratification of such selection. The ratification of the selection of EY as our independent registered public accounting firm for the year ending December 31, 2023, requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that EY is not ratified by our stockholders, the Audit and Risk Committee will review its future selection of EY as our independent registered public accounting firm.
EY audited our financial statements for the year ended December 31, 2022. Representatives of EY are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions. EY has served as the independent registered public accounting firm of Nextdoor, Inc. since 2018.
As previously disclosed in our Current Report on Form 8-K filed on November 11, 2021, our Audit and Risk Committee (i) approved the engagement of EY as our independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2021, and (ii) replaced Marcum LLP (“Marcum”) and BDO USA, LLP (“BDO”), the independent registered public accounting firms of Khosla Ventures Acquisition Co. II (“KVSB”) prior to the business combination, as our independent registered public accounting firm.
The reports of Marcum on KVSB’s financial statements as of February 1, 2021 and for the period from January 29, 2021 through February 1, 2021 and KVSB’s balance sheet as of March 26, 2021 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph relating to KVSB’s ability to continue as a going concern in KVSB’s audited financial statements as of February 1, 2021 and for the period January 29, 2021 through February 1, 2021.
During the period January 29, 2021 through February 1, 2021 and through the date of termination, August 8, 2021, there were no “disagreements” with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum would have caused Marcum to make reference thereto in its reports on the financial statements for such period. During the period January 29, 2021 through February 1, 2021 and through August 8, 2021, there have been no “reportable events” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Registration S-K) (a “Reportable Event”), other than a material weakness in internal controls over financial reporting related to the inaccurate accounting for the value of private placement shares, underwriting discounts and over-allotment public shares issued subsequent to the closing of KVSB’s initial public offering, as discussed further in KVSB’s amended Quarterly Report on Form 10-Q/A filed on July 19, 2021.
We provided Marcum with a copy of the foregoing disclosure in response to Item 304(a) of Regulation S-K, and requested Marcum furnish us with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Marcum agrees with the statements made by us above. A copy of Marcum’s letter, dated August 12, 2021, is attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on November 5, 2021.
The reports of BDO on KVSB’s financial statements as of September 30, 2021 and for the period from January 29, 2021 (KVSB’s inception) through June 30, 2021 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph relating to KVSB’s ability to continue as a going concern in KVSB’s audited financial statements as of September 30, 2021.
During the period from August 8, 2021 through September 30, 2021, there were no “disagreements” with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not

2023 Proxy Statement	33

Proposal No. 2

resolved to the satisfaction of BDO would have caused BDO to make reference thereto in its reports on the financial statements for such period. During the period from August 8, 2021 through September 30, 2021, there have been no Reportable Events.
We provided BDO with a copy of the foregoing disclosure in response to Item 304(a) of Regulation S-K, and requested BDO furnish the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not BDO agrees with the statements made by us above. A copy of BDO’s letter is attached as Exhibit 16.2 to our Current Report on Form 8-K filed with the SEC on November 5, 2021.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit and Risk Committee annually.
During the years ended December 31, 2021 and 2022, fees for services provided by EY were as follows:

	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2022

Fees Billed to Nextdoor	($)	($)

Audit fees(1)	$2,830,000	$2,358,635
Audit-related fees(2)	—	—
Tax fees(3)	—	—
Other fees(4)	—	—
Total fees	$2,830,000	$2,358,635
1.“Audit fees” consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements and services that are normally provided by the auditor in connection with regulatory filings. The aggregate fees billed in 2021 also include fees related to audit services provided by EY in connection with the business combination.
2. “Audit-related fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.
3. “Tax fees” consist of fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits.
4.“Other fees” consist of fees for services other than the services reported in audit fees, audit-related fees and tax fees.
Policy on Audit and Risk Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit and Risk Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit and Risk Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our Audit and Risk Committee.

34	2023 Proxy Statement

Proposal No. 2

Vote Required
The ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2023 requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation
Our Board of Directors recommends a vote “FOR” the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2023.

2023 Proxy Statement	35

Report of the Audit and Risk Committee
The information contained in the following report of our Audit and Risk committee is not considered to be “soliciting material,” “filed,” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
The principal purpose of the Audit and Risk committee is to assist the Board of Directors in its general oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. The Audit and Risk committee is responsible for appointing and retaining our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit and Risk committee’s function is more fully described in its charter.
Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP (“EY”), our independent registered public accounting firm for 2022, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting.
Our Audit and Risk committee has reviewed and discussed with management and EY our audited consolidated financial statements for the year ended December 31, 2022. Our Audit and Risk committee has also discussed with EY the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301, regarding “Communications with Audit Committees.”
Our Audit and Risk committee has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with our Audit and Risk committee concerning independence, and has discussed with EY its independence.
Based on the review and discussions described above, our Audit and Risk committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the U.S. Securities and Exchange Commission.
Members of the Audit and Risk Committee
David Sze, Chair
Jason Pressman
Chris Varelas

36	2023 Proxy Statement

Proposal No. 3: Advisory Vote on the Compensation of our Named Executive Officers
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation and People Development Committee and Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation and People Development Committee, which are responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Vote Required
The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation Our Board of Directors recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

2023 Proxy Statement	37

Proposal No. 4: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers
In accordance with the rules of the SEC, we are providing our stockholders with an opportunity to make a non-binding, advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on frequency” vote and must be submitted to stockholders at least once every six years.
You have four choices for voting on this proposal. You can choose whether future non-binding advisory votes on the compensation of our named executive officers should be conducted every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS.” You may also “ABSTAIN” from voting.
After careful consideration, our Board of Directors recommends that future non-binding advisory votes on the compensation of our named executive officers be held every year so that stockholders may express annually their views on our executive compensation program.
Stockholders are not voting to approve or disapprove the Board of Directors’ recommendation. Instead, stockholders may indicate their preference regarding the frequency of future non-binding advisory votes on the compensation of our named executive officers by selecting one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes may abstain from voting on the proposal.
As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation and People Development Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation of our named executive officers. However, because this is an advisory vote and therefore not binding on our Board of Directors or our company, our Board of Directors may decide that it is in the best interests of our stockholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by our stockholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our Board of Directors.
Vote Required
The alternative among one year, two years, or three years that receives the highest number of votes cast from the holders of shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation Our Board of Directors recommends a vote to hold future stockholder advisory votes on the compensation of our named executive officers every "ONE YEAR".

38	2023 Proxy Statement

Executive Officers
The names of our executive officers, their ages as of the date of this Proxy Statement, and their positions are shown below.

Executive Officers	Age	Position

Sarah Friar	50	Chief Executive Officer, President and Chairperson of our Board of Directors
Michael Doyle	52	Chief Financial Officer and Treasurer
Heidi Andersen	45	Head of Revenue
John Orta	55	Head of Legal & Corporate Development and Secretary
Our Board of Directors chooses executive officers, who then serve at the discretion of our Board of Directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
For information regarding Ms. Friar, please refer to “Proposal No. 1—Election of Directors.”
Michael Doyle has served as our Chief Financial Officer and Treasurer since November 2021. Previously, Mr. Doyle served as Nextdoor, Inc.’s Chief Financial Officer from August 2018 until November 2021. Before joining Nextdoor, Inc., Mr. Doyle served as Chief Financial Officer at Despegar.com, Corp., a Latin American travel agency, from June 2013 to August 2018. He was also Chief Financial Officer at eLong, Inc., a Chinese online travel agency, the Asia Pacific region of Expedia Group, Inc., an online travel agency, and Teledesic, LLC, a commercial broadband satellite internet company. Mr. Doyle earned a B.B.A. in Finance and Real Estate from Southern Methodist University and an M.B.A. from Harvard Business School.
Heidi Andersen has served as our Head of Revenue since November 2021. Previously, Ms. Andersen served as Nextdoor, Inc.’s Head of Revenue from July 2020 until November 2021. Prior to joining Nextdoor, Inc., Ms. Andersen served in several roles of progressively increasing responsibility at LinkedIn, Inc., a business and employment-oriented social media company which was acquired by Microsoft Corporation in December 2016, including as a Vice President of Global Sales from January 2018 to July 2020; Senior Director, Global Sales, LinkedIn Marketing Solutions from December 2015 to July 2020; Senior Director, NA Sales, LinkedIn Marketing Solutions from December 2014 to December 2015; Director, Emerging and Core Marketing Solutions from December 2013 to December 2014; and Director, Mid-Market Marketing Solutions from August 2011 to December 2013. Ms. Andersen earned her B.A. in Marketing and M.A. in International Business from the University of Southern Denmark.
John Orta has served as Head of Legal & Corporate Development and Secretary since November 2021. Previously, Mr. Orta served as Nextdoor, Inc.’s Head of Legal and Corporate & Business Development from August 2018 until November 2021. Before joining Nextdoor, Inc., Mr. Orta was General Counsel at Metromile, Inc., a technology-based insurance company, from January 2016 to August 2018, and Senior Vice President & General Counsel at OpenTable, Inc., an online restaurant reservation company, from December 2006 to October 2015. Mr. Orta earned a B.A. in Business, Economics from University of California, Santa Barbara, an M.B.A. from University of California, Berkeley, Haas School of Business, and a J.D. from University of San Francisco School of Law.

2023 Proxy Statement	39

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023, by:
•each of our named executive officers;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 158,917,703 shares of Class A common stock and 215,596,344 shares of Class B common stock outstanding as of March 31, 2023. Shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2023 or RSUs that may vest and settle within 60 days of March 31, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Nextdoor Holdings, Inc., 420 Taylor Street, San Francisco, California 94102.

40	2023 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

	Class A Common Stock		Class B Common Stock

Name and Address of Beneficial Owner(1)	Number of Shares (#)	(%)	Number of Shares (#)	(%)	Combined Voting Power (%)

5% or Greater Stockholders:
Entities affiliated with Khosla Ventures(2)	12,114,957	7.62%	8,580	*	*
Entities affiliated with Benchmark(3)	—	—	52,649,930	24.42%	22.74%
Shasta Ventures II, L.P.(4)	—	—	27,360,232	12.69%	11.82%
Entities affiliated with Greylock(5)	12,130,572	7.63%	21,196,977	9.83%	9.68%
Affiliates of Tiger Global(6)	2,500,000	1.57%	16,491,032	7.65%	7.23%
Entities affiliated with The Vanguard Group, Inc.(7)	10,698,426	6.73%	—	—	*
Executive Officers and Directors:
Sarah Friar(8)	505,000	*	17,045,025	7.78%	7.27%
Michael Doyle(9)	41,999	*	2,182,425	1.00%	*
Heidi Andersen(10)	49,444	*	1,047,135	*	*
John Orta(11)	608,367	*	418,228	*	*
J. William Gurley(12)	22,593	*	52,649,930	24.42%	22.74%
John Hope Bryant(13)	—	—	229,820	*	*
Leslie Kilgore(14)	—	—	720,335	*	*
Mary Meeker(15)	1,420,964	*	6,957,234	3.23%	3.07%
Jason Pressman(16)	173,681	*	27,360,232	12.69%	11.83%
David Sze(17)	12,153,165	7.65%	21,196,977	9.83%	9.68%
Nirav Tolia(18)	22,593	*	33,074,393	14.99%	13.98%
Christopher Varelas(19)	22,593	*	—	—	*
Andrea Wishom(20)	—	—	229,820	*	*
All current directors and executive officers as a group (13 persons)	15,020,399	9.44%	163,111,554	71.45%	67.41%
*    Less than one percent.
1.Unless otherwise noted, the business address of each of those listed in the table above is c/o Nextdoor Holdings, Inc., 420 Taylor Street San Francisco, California 94102.
2.Consists of: (i) 11,364,957 shares of Class A common stock held by Khosla Ventures SPAC Sponsor II, or the Sponsor; (ii) 750,000 shares of Class A common stock held by Khosla Ventures Opportunity I, L.P., or KV Opp; (iii) 8,121 shares of Class B common stock held by Khosla Ventures Seed B, L.P., or KV Seed B; and (iv) 459 shares of Class B common stock held by Khosla Ventures Seed B (CF), L.P., or KV Seed B CF. Khosla Ventures SPAC Sponsor Services LLC is the owner of Sponsor. VK Services, LLC, or VK Services and SK SPAC Services, LLC are the joint owners of Khosla Ventures SPAC Sponsor Services LLC. Khosla Ventures Opportunity Associates I, LLC, or KVA Opp, is the general partner of KV Opp. Khosla Ventures Seed Associates B, LLC, or KVA Seed B, is the general partner of KV Seed B and KV Seed B CF. Vinod Khosla is the managing member of VK Services, which is the sole manager of KVA Opp and KVA Seed B. Vinod Khosla and Samir Kaul are the managing members of VK Services and SK SPAC Services, LLC, respectively. As such, each of KVA Seed B, KVA Opp, VK Services, and Mr. Khosla may be deemed to share beneficial ownership of the shares held directly by Sponsor, KV Opp, KV Seed B and KV Seed B CF, and each of SK SPAC Services, LLC and Mr. Kaul may be deemed to share beneficial ownership of the shares held directly by Sponsor. Each of KVA Opp, KVA Seed B, VK Services, SK SPAC Services, LLC and Messrs. Khosla and Kaul disclaim any beneficial ownership of such shares other than to the extent of their pecuniary interest therein.

2023 Proxy Statement	41

Security Ownership of Certain Beneficial Owners and Management
3.As reported in a statement on Schedule 13D filed with the SEC on November 15, 2021, by Benchmark Capital Partners VI, L.P., or BCP VI, and its affiliates, collectively, the Benchmark Affiliates. Consists of the following shares of Class B common stock: (i) 41,576,081 shares owned by BCP VI; (ii) 2,600,214 shares owned by Benchmark Founders’ Fund VI, L.P., or BFF VI; (iii) 1,706,516 shares owned by Benchmark Founders’ Fund VI-B, L.P., or BFF VI-B; (iv) 4,481,902 shares held in nominee form for the benefit of persons associated with Benchmark Capital Management Co. VI, L.L.C., or BCMC VI; (v) 1,739,275 shares owned by Benchmark Capital Partners VIII, L.P., or BCP VIII; (vi) 276,751 shares owned by Benchmark Founders’ Fund VIII, L.P., or BFF VIII; and (vii) 269,191 shares owned by Benchmark Founders’ Fund VIII -B, L.P., or BFF VIII-B. BCMC VI is the general partner of BCP VI, BFF VI, and BFF VI-B, and BCMC VI may be deemed to have sole voting and investment power over shares held by the entities for which it serves as general partner. Alexandre Balkanski, Matthew R. Cohler, Bruce W. Dunlevie, Peter H. Fenton, J. William Gurley, who is a member of our Board of Directors, Kevin R. Harvey, Robert C. Kagle and Mitchell H. Lasky are the managing members of BCMC VI. Benchmark Capital Management Co. VIII, L.L.C., or BCMC VIII, is the general partner of BCP VIII, BFF VIII, and BFF VIII-B, and BCMC VIII may be deemed to have sole voting and investment power over shares held by the entities for which it serves as general partner. Matthew R. Cohler, Peter H. Fenton, J. William Gurley, who is a member of our Board of Directors, An-Yen Hu, Mitchell H. Lasky, Chetan Puttagunta, Sarah E. Tavel and Eric Vishria are the managing members of BCMC VIII. The principal business address for the Benchmark entities is 2965 Woodside Road, Woodside, California 94062.
4.As reported in a statement on Schedule 13D filed with the SEC on November 15, 2021, by Shasta Ventures II, L.P., or Shasta LP, and its general partner, Shasta Ventures II GP, LLC, or SVII GP. Pursuant to the aforementioned statement, SVII GP is the general partner of Shasta LP. Voting and dispositive decisions with respect to the shares held by Shasta LP are made collectively by the managing members of SVII GP: Jason Pressman, who is a member of our Board of Directors, Robert Coneybeer, and Tod Francis. The address for the Shasta Ventures II is 3130 Alpine Road, Ste 288-446, Portola Valley, CA 94028.
5.As reported in a statement on Schedule 13D/A filed with the SEC on August 23, 2022 by Greylock and its affiliates. Consists of: (i) 10,917,514 shares of Class A common stock held directly by Greylock 16 Limited Partnership; (ii) 388,179 shares of Class A common stock held directly by Greylock 16-A Limited Partnership; (iii) 824,879 shares of Class A common stock held directly by Greylock 16 Principals Limited Partnership; (iv) 8,490 shares of Class B common stock held directly by Greylock Discovery Fund LLC, or GDF; (v) 14,661 shares of Class B common stock held directly by Greylock Discovery Fund II LLC, or GDFII; (vi) 18,871,388 shares of Class B common stock held directly by Greylock XIII Limited Partnership, or Greylock XIII; (vii) 603,453 shares of Class B common stock held by Greylock XIII Principals LLC, or Greylock XIII Principals; (viii) 1,698,985 shares of Class B common stock held directly by Greylock XIII-A Limited Partnership, or Greylock XIII-A. Greylock XIII is the majority member of GDF and may be deemed to beneficially own shares directly held by GDF. Greylock XIII GP LLC, or Greylock XIII GP, is the general partner of Greylock XIII and Greylock XIII-A, and may be deemed to beneficially own the shares of stock held directly by GDF, Greylock XIII and Greylock XIII-A. Greylock XIV GP LLC, or Greylock XIV GP, is the general partner of Greylock XIV Limited Partnership, which is the majority member of GDFII, and may be deemed to have voting and investment discretion over the shares held directly by GDFII. Reid Hoffman is a managing member of Greylock XIV GP and may be deemed to beneficially own the shares of stock held directly by GDFII. William W. Helman, Aneel Bhusri, Donald A. Sullivan and David Sze, who is a member of our Board of Directors, are managing members of Greylock XIII GP and Greylock XIV GP, and each of them may be deemed to hold shared voting and dispositive power over shares held by GDFII, GDF, Greylock XIII, Greylock XIII-A and Greylock XIII Principals. Greylock 16 GP LLC is the general partner of Greylock 16 Limited Partnership, Greylock 16-A Limited Partnership and Greylock Principals 16 Limited Partnership, and may be deemed to beneficially own the shares of stock held directly by Greylock 16 Limited Partnership, Greylock 16-A Limited Partnership and Greylock Principals 16 Limited Partnership. The address for the Greylock entities is 2550 Sand Hill Road Menlo Park, California 94025.
6.Consists of: (i) 16,491,032 shares of Class B common stock held by Tiger Global Private Investment Partners VII, L.P., Tiger Global PIP VII Holdings, L.P. and other entities or persons affiliated with Tiger Global Management, LLC, or, collectively, the Tiger Class B Holders; (ii) 1,700,000 shares of Class A common stock held by Tiger Global Investments, L.P.; and (iii) 800,000 shares of Class A common stock held by Tiger Global Long Opportunities Master Fund, L.P. The Tiger Class B Holders are restricted from converting their shares of Class B common stock into shares of Class A common stock to the extent such Tiger Class B Holder would beneficially own upon such conversion, a number of shares of Class A common stock which would exceed 4.99% of the outstanding shares of Class A common stock of Nextdoor. Tiger Global Management, LLC is controlled by Chase Coleman and Scott Shleifer. The business address for each of these entities is c/o Tiger Global Management, LLC, 9 West 57th Street, 35th Floor, New York, New York 10019.
7.As reported in a statement on Schedule 13G filed with the SEC on February 9, 2023, by The Vanguard Group, Inc., or Vanguard. Vanguard reported sole dispositive power with respect to 10,616,230 shares, shared dispositive power with respect to 82,196 shares, sole voting power with respect to 0 shares and shared voting power with respect to 0 shares. Vanguard's clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported therein. No one other person's interest in the securities reported herein is more than 5%. Vanguard’s address is: 100 Vanguard Blvd., Malvern, PA 193553.
8.Consists of: (i) 5,000 shares of Class A common stock and 11,675,917 shares of Class B common stock held by Sarah Friar; (ii) 1,754,784 shares of Class B common stock held by Sarah Friar 2019 NXTDR Grantor Retained Annuity Trust dated November 20, 2019; (iii) 500,000 shares of Class A common stock held by the David Riley & Sarah Friar Revocable Trust; (iv) 3,178,913 shares underlying options to purchase Class B common stock that are fully vested as of March 31, 2023; and (v) an additional 435,411 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2023.
9.Consists of: (i) 5,000 shares of Class A common stock; (ii) 42,888 shares of Class B common stock; (iii) 30,499 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2023; (iv) an additional 6,500 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2023; (v) 2,077,529 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2023; and (vi) an additional 62,008 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2023.
10.Consists of: (i) 5,000 outstanding shares of Class A common stock; (ii) 41,667 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2023; (iii) an additional 2,777 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2023; (iv) 985,537 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2023; and (v) an additional 61,598 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2023.
11.Consists of: (i) 563,923 outstanding shares of Class A common stock; (ii) 41,667 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2023; (iii) an additional 2,777 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2023; (iv) 374,369 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2023; and (v) an additional 43,859 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2023.
12.Consists of (i) 18,485 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2023; (ii) an additional 4,108 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2023 and (iii) shares held by the Benchmark Affiliates identified in footnote (3) above.

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Security Ownership of Certain Beneficial Owners and Management
13.Consists of: (i) 67,031 shares of Class B common stock; (ii) 76,609 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2023; and (iii) an additional 86,180 shares underlying options to purchase shares of Class B common stock that are early exercisable as of March 31, 2023.
14.Consists of: (i) 106,577 shares of Class B common stock held by JLK Revocable Trust dtd October 13, 2003; and (ii) 613,758 shares of Class B common stock held by The JLK Family Legacy Trust, including 19,150 shares issued pursuant to early exercise of options, which are unvested and subject to repurchase as of March 31, 2023.
15.Consists of (i) 18,485 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2023; (ii) an additional 4,108 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2023; and (iii) shares held by Bond Capital Fund, LP, and its affiliates as reported in a statement on Schedule 13D/A filed with the SEC on June 9, 2022, which consists of: (a) 1,396,489 shares of Class A common stock and 6,947,870 shares of Class B common stock held by Bond Capital Fund L.P. and (b) 1,882 shares of Class A common stock and 9,364 shares of Class B common stock held directly by BOND Capital Founders Fund, LP, or, together, the Bond Funds. Daegwon Chae, Juliet de Baubigny, Noah Knauf, Mary Meeker, Mood Rowghani, Jay Simons, and Paul Vronsky are managing members of Bond Capital Associates, LLC, the general partner of the Bond Funds, and share voting and dispositive power over the shares held for the account of the Bond Funds. The address of each of these entities is 100 The Embarcadero, San Francisco, California 94105.
16.Consists of (i) 151,088 shares of Class A common stock held by The 2016 Jason Pressman Trust U/D/T March 8, 2016; (ii) 18,485 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2023; (iii) an additional 4,108 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2023; and (iv) shares held by Shasta LP identified in footnote (4) above.
17.Consists of (i) 18,485 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2023; (ii) an additional 4,108 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2023; and (iii) shares held by GDF, GDFII, Greylock XIII, Greylock XIII-A, Greylock XIII Principals, Greylock 16 Limited Partnership, Greylock 16-A Limited Partnership and Greylock Principals 16 Limited Partnership, respectively, identified in footnote (5) above.
18.Consists of: (i) 24,185,310 shares of Class B common stock held by Nirav Tolia; (ii) 18,485 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2023; (iii) an additional 4,108 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2023; (iv) 5,072,124 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2023; (v) 1,263,840 shares of Class B common stock held by Megha Tolia; (vi) 155,284 shares of Class B common stock held by Nalin Tolia; (vii) 2,077,897 shares of Class B common stock held by the Tolia Family Children’s Trust dated March 13, 2014, of which Nalin Tolia is the trustee; and (viii) 319,938 shares of Class B common stock held by the Tolia Family Trust dated June 30, 2008, of which Nalin Tolia is the trustee.
19.Consists of (i) 18,485 shares underlying options to purchase shares of Class A common stock that are fully vested as of March 31, 2023; and (ii) an additional 4,108 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2023. These securities are held by Mr. Varelas for the benefit of one or more affiliates of the Riverwood Entities, or Riverwood. Mr. Varelas is obligated to transfer these securities or any proceeds from the sale thereof as directed by Riverwood. Mr. Varelas disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein. As reported in a statement on Schedule 13D filed with the SEC on March 21, 2022, Riverwood Capital Partners II L.P. holds 5,433,819 shares of Class B common stock and Riverwood Capital Partners II (Parallel-B) L.P. holds 1,421,830 shares of Class B common stock. These entities are collectively referred to as the Riverwood Entities. The general partner of the Riverwood Entities is Riverwood Capital II L.P. Riverwood Capital GP II Ltd. is the general partner of Riverwood Capital II L.P. Riverwood Capital GP II Ltd. and Riverwood Capital II L.P. may be deemed to have shared voting and dispositive power over, and to be indirect beneficial owners of, shares directly held by the Riverwood Entities. All investment decisions with respect to the shares held by the Riverwood Entities are made by a majority vote of an investment committee comprised of several members. All voting decisions over the shares held by the Riverwood Entities are made by a majority vote of Riverwood Capital GP II Ltd.’s several shareholders. Christopher Varelas disclaims beneficial ownership with respect to the shares held by the Riverwood Entities except to the extent of his pecuniary interest therein. No single person controls investment or voting decisions with respect to the shares held by the Riverwood Entities. Mr. Varelas' business address is is c/o Riverwood Capital, 70 Willow Road, Suite 100, Menlo Park, California, 94025.
20.Consists of: (i) 143,640 shares underlying options to purchase shares of Class B common stock that are fully vested as of March 31, 2023; and (ii) an additional 86,180 shares underlying options to purchase shares of Class B common stock that are early exercisable and subject to repurchase as of March 31, 2023.

2023 Proxy Statement	43

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our 2022 executive compensation program for our named executive officers, whose compensation is set forth in the Summary Compensation Table and accompanying compensation tables following this discussion. We also share our compensation philosophy, what compensation was paid to our named executive officers in 2022, and explain how and why our Compensation and People Development Committee made the specific compensation determinations that it did in 2022.

2022 Named Executive Officers
Our named executive officers for 2022 were:

Sarah Friar Chief Executive Officer, President & Chairperson of the Board of Directors	Michael Doyle Chief Financial Officer and Treasurer	John Orta Head of Legal & Corporate Development and Secretary	Heidi Andersen Head of Revenue

Compensation Philosophy and Objectives
The objective of our executive compensation program is to provide an attractive, market-based program that allows us to hire, reward, and retain the world-class talent that we need to execute on our strategy and, ultimately, achieve our purpose.
Although we consider a number of factors in our pay decisions, decision-making is guided by the five tenets of our compensation philosophy:

Performance Link pay decisions to company and individual performance. Reward behaviors that showcase our purpose, mission and core values.

Fairness Take a consistent approach to pay practices by role and geography. Achieve pay equity across gender, race and ethnicity.

Value Offer competitive base salary and ownership in the company employees are building, creating value for employees as Nextdoor increases in value.

Innovation Calibrate pay to attract product development talent that enables us to bring transformative products to our customers.

Community
Provide health, wellness and retirement benefits to support employees physical, emotional, mental and financial health. Incentivize community service, civic engagement and emphasize inclusivity.

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Executive Compensation
The Compensation and People Development Committee evaluates our compensation philosophy and objectives on at least an annual basis to ensure our program continues to appropriately encourage, motivate, and reward our named executive officers as we continue to grow.
Executive Compensation Policies and Practices
Our executive compensation policies and practices reinforce our performance-based philosophy and belief that employees should be rewarded for the value they are building at Nextdoor. Highlights of our executive compensation policies and practices include:

What We Do		What We Don't Do
☑	Provide straightforward pay generally comprised of base salary and equity, with an additional variable incentive compensation component for our sales employees, including our Head of Revenue	☒	Executive pension or supplemental retirement plans; our executives participate in the same benefit plans and arrangements as our other employees
☑	Ensure that the vast majority of our executive pay is in the form of equity and is “at risk”	☒	Excessive perquisites or personal benefits to our named executive officers not generally provided to all other employees
☑	“Double trigger” termination required for accelerated equity vesting in connection with a change in control	☒	Hedging of our company stock by all employees, including our non-employee directors, and pledging is allowed only in limited circumstances as approved by our Head of Legal
☑	Fully independent Compensation and People Development Committee and independent compensation consultant	☒	Reimbursements or “gross ups” for excise tax payments
☑	Grant significant equity-based compensation in a “boxcar” structure to promote a long-term orientation and focus on sustained growth	☒	Regular bonus program or formal cash incentive plan (except to employees in sales roles, including our Head of Revenue)
☑	Audit pay programs to achieve pay equity for similar roles across gender, race, and ethnicity	☒	Dividends or dividend equivalents on unvested equity awards
☑	Subject to feedback from our stockholders, we intend to annually conduct a say-on-pay vote	☒	No discounted stock option awards
☑	Require executives to trade through Rule 10b5-1 plans	☒	No employee single trigger accelerated vesting upon a change in control
On an annual basis, the Compensation and People Development Committee reviews and determines whether executive salary adjustments are appropriate taking into consideration a number of factors, including company and individual performance and applicable market survey and peer data as discussed in “Compensation Determination Process” below.
Compensation Determination Process
Our Compensation and People Development Committee regularly reviews our executive compensation program to assess its alignment with our compensation philosophy and objectives and to establish annual base salary levels and equity incentive opportunities of our named executive officers.

2023 Proxy Statement	45

Executive Compensation
In making decisions about the compensation of our named executive officers, the Compensation and People Development Committee takes a well-rounded approach that considers a number of factors, which may include:
•Our executive compensation program objectives.
•Our corporate growth and other elements of financial performance.
•The individual’s role and responsibilities, qualifications, knowledge, skills, experience, marketability and potential to take on additional scope and scale as our company matures.
•Relevant competitive market data and analyses prepared by our compensation consultant (see “Use of Market Data” below).
•The past and expected future contribution of each individual executive officer in furthering achievement of our financial, operational and strategic objectives, as well to our purpose, mission and core values.
•The current outlook of the technology executive labor market generally.
•The value and structure of historical compensation awards, including the amount and terms of outstanding unvested equity awards held by each executive officer.
•Internal pay equity, taking into consideration each individual’s impact on our business and performance.
•The recommendations of our chief executive officer with respect to compensation of our other named executive officers.
These factors provide a framework for decision-making regarding compensation opportunities and final compensation determinations for each named executive officer. No single factor is determinative in the Compensation and People Development Committee’s decision-making, or weighted in any predetermined manner.
In setting the form and amount of compensation for named executive officers going forward, the Compensation and People Development Committee also intends to consider the voting results from our say-on-pay vote, which we, subject to feedback from our stockholders, expect to hold annually, as well as any compensation-related feedback received from stockholders throughout the year.
Role of the Compensation and People Development Committee
Our Compensation and People Development Committee acts on behalf of the Board of Directors in overseeing the compensation structure, programs, policies, and practices applicable to our employees, executive officers, and directors. This includes review of our compensation strategy and programs, assessment of our compensation risk profile, establishing our compensation peer group, and review of our compensation structure and pay mix to ensure alignment with the compensation strategy it has established. The Compensation and People Development Committee also recommends to our Board of Directors the form and cash-based and equity-based compensation to be paid or awarded to our non-employee directors, and oversees succession planning, talent management and development, and diversity, equity, inclusion and belonging matters.
Role of the Chief Executive Officer and Management
In performing its responsibilities, the Compensation and People Development Committee consults with members of our management, including our Chief Executive Officer. Management assists the Compensation and People Development Committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The Compensation and People Development Committee solicits and reviews our Chief Executive Officer’s recommendations and viewpoints with respect to adjustments to salary and equity incentive opportunities, program structures and other compensation-related matters for our executive officers, other than with respect to the Chief Executive Officer’s own compensation. The Compensation and People Development Committee considers these recommendations as one factor in determining the compensation of our executive officers, including our named executive officers. Our Chief Executive Officer is not present during any deliberations or decision-making regarding her own compensation.

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Executive Compensation
Role of the Compensation Consultant
In carrying out its responsibilities, the Compensation and People Development Committee has the authority to retain, and has retained, Compensia, a nationally recognized compensation consulting firm, to serve as its independent compensation consultant, supporting the Compensation and People Development Committee in its review and oversight of our executive compensation programs. The Compensation and People Development Committee has assessed, and periodically confirms, the necessary criteria and has determined that the engagement of Compensia does not raise any conflicts of interest or other similar concerns. Compensia reports directly to our Compensation and People Development Committee and does not provide any non-compensation related services to us. Compensia does not make specific compensation-related recommendations, although it does use competitive market data to provide compensation ranges, taking into consideration our compensation peer group and compensation philosophy, for our Compensation and People Development Committee to consider. Compensia attends certain Compensation and People Development Committee meetings, executive sessions, and preparatory meetings with the Compensation and People Development Committee chair and certain members of our management team, as requested by our Compensation and People Development Committee. Compensia also advises our Compensation and People Development Committee on public disclosures relating to our executive compensation programs.
Use of Market Data
The Compensation and People Development Committee reviews and considers the compensation levels and practices of a group of peer companies for purposes of assessing the competitive market positioning of our executive compensation program and guiding compensation levels and practices. The Compensation and People Development Committee reviews our peer group with the compensation consultant at least annually and assesses the need for any year-over-year changes in light of changes to either our business or the businesses of our peer companies.
The Compensation and People Development Committee developed a peer group for 2022 in consultation with our compensation consultant that included companies similar to us in terms of industry, revenue and market capitalization. In developing the compensation peer group used to make 2022 compensation determinations, we considered the following criteria to identify comparable peer companies. In evaluating the companies comprising the compensation peer group, Compensia specifically considered and weighed the following primary criteria, among other factors:

Primary Criteria for Peer Group Selection- May 2021
Geography	Publicly-traded companies primarily headquartered in the United States and traded on a major U.S. stock exchange
Industry
Consumer, software and internet companies with a focus on social networks, online marketplaces, advertising and similar services
Companies with a market capitalization within a range of approximately 0.25x to approximately 4.0x our then 30-day market capitalization of approximately $3.75 billion (approximately $900 million to approximately $15.0 billion)

Revenue	Companies with revenue within a range of approximately 0.25x to approximately 4.0x our revenue (based on estimates for fiscal year 2021) of approximately $182.5 million (approximately $46 million to approximately $730 million)
Market Capitalization	Companies with a market capitalization within a range of approximately 0.25x to approximately 4.0x our then 30-day market capitalization of approximately $3.75 billion (approximately $900 million to approximately $15.0 billion)
This work culminated in Compensation and People Development Committee approval of a peer group consisting of the following companies:

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Executive Compensation

2022 Peers
Affirm Holdings	Eventbrite	Porch Group	TripAdvisor
AppFolio	EverQuote	Poshmark	Upwork
Asana	Groupon	PubMatic	Yelp
Bill.com Holdings	Hims & Hers Health	Smartsheet	Zoominfo Technologies
Box	Lemonade	Sprout Social
Bumble	Momentive Global	The RealReal
As noted above, market data is one point of reference the Compensation and People Development Committee considers in assessing the competitive market for executive positions in our industry. The Compensation and People Development Committee does not target a specific percentile of pay within the peer group for any named executive officers position. Differences in total compensation among named executive officers are primarily driven by an individual’s role and responsibilities and impact on our business, skills and experience, marketability, potential to take on additional scope and scale as our company matures and retention profile as it relates to the runway of unvested equity for each individual. In addition to peer group data, the Compensation and People Development Committee may also review broader third-party survey data to inform its decision-making.
2022 Compensation Elements & Decisions
Our executive compensation program consists of two primary components: base salary and equity awards.

Element	Structure	Objective
Base Salary	Cash	To provide a market-competitive fixed level of compensation.
Long-Term Incentives	Time-vested stock options and, beginning in 2023, RSUs	To attract, retain, motivate and reward employees over an extended time horizon for achieving key objectives and building long-term value in alignment with our stockholders’ interests.
Except for employees in sales-related roles, including Ms. Andersen, who have a variable cash compensation component tied to annual performance against revenue goals, we currently do not provide variable cash compensation. During 2022, in light of broad-based market conditions, including the price of our stock, that made it important to further incentivize our named executive officers, the Compensation and People Development Committee granted one-time cash bonuses to our named executive officers. See “Cash Incentives” below for further information.
Base Salary
We provide a base salary as part of our executive compensation program to provide a market-competitive fixed level of baseline compensation to all named executive officers. Consistent with our long-term oriented philosophy and focus on internal pay equity, base salaries represent a small portion of named executive officers’ total direct compensation and all named executive officers receive the same salary, including our Chief Executive Officer. In March 2022, after considering market data for executives with similar roles and responsibilities within our peer group, as well as the named executive officers’ current and potential future contributions to our financial, operational and strategic objectives, the Compensation and People Development Committee conducted its annual review of compensation and approved salary increases for all of our named executive officers, effective April 1, 2022.

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Executive Compensation
The following table sets forth 2021 and 2022 base salaries for each of our named executive officers, effective, in each case, as of April 1:

Name	Position	2021 Base Salary ($)	2022 Base Salary ($)

Sarah Friar	Chief Executive Officer, President & Chairperson of the Board of Directors	350,000	375,000
Michael Doyle	Chief Financial Officer and Treasurer	350,000	375,000
John Orta	Head of Legal & Corporate Development and Secretary	350,000	375,000
Heidi Andersen	Head of Revenue	350,000	375,000
Cash Incentives
2022 Bonuses
During 2022, we utilized a one-time cash bonus program to further incentivize our executive team, including our named executive officers, to execute on near-term corporate objectives while making progress towards our longer-term growth despite challenging market conditions, including the price of our stock. These bonuses were used to supplement our primary salary and equity pillars as an additional vehicle to deliver appropriate total direct compensation opportunities to named executive officers necessary to satisfy near-term corporate objectives. After considering the company’s goals, as well as market data for similar roles, the Compensation and People Development Committee awarded each named executive officer, including our Chief Executive Officer, a $75,000 bonus in December 2022.
Sales Incentive Compensation Plan
Our sales-related employees, including Ms. Andersen, participate in our incentive compensation plan, which provides for a variable cash compensation component tied to achievement of certain corporate goals. In 2022, the Compensation and People Development Committee established target performance-based annual cash incentive opportunities for Ms. Andersen based solely on achievement of annual revenue goals, which were established by the Compensation and People Development Committee in March 2022 and revised in July 2022 because of adjustments to our product roadmap made mid-year. The Compensation and People Development Committee determined that revenue is the appropriate measure for Ms. Andersen's target cash incentive bonus because (i) revenue is a key driver of Nextdoor's creation of long-term value for our stockholders; and (ii) Ms. Andersen's position with the company and individual performance has a material impact on Nextdoor's revenue.
Performance below the threshold would result in no payment to Ms. Andersen and performance at or above target would result in payment at 100% or more of her target cash incentive opportunity. In establishing Ms. Andersen’s target award opportunity, the Compensation and People Development Committee considered the strength of her leadership, her expected contributions to our 2022 revenue generation objectives, and the market positioning of her compensation relative to peers. Ms. Andersen’s 2022 target cash incentive opportunity was set at 100% of her base salary, or $375,000, for the period commencing on January 1, 2022 and ending on December 31, 2022.
The threshold and target levels of achievement for our 2022 revenue goal, as well as 2022 actual revenue generated, and the resulting award payout to Ms. Andersen, were as follows:

Performance Measure	Threshold ($)(1)	Target* ($)	Actual 2022 Performance ($)(2)	2022 Payout – Ms. Andersen ($)(3)

Revenue	198,750,000	265,000,000	212,764,384	300,000
1. 75% of Target
2. 80% of Target
3. 80% of annual target incentive compensation amount of $375,000.

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Executive Compensation
Ms. Andersen’s 2022 sales incentive compensation plan allowed for commission payouts that were calculated based on her achievement of quarterly sales quotas and an annual sales quota. Her annual sales quota for 2022 was $265.0 million (“Annual Sales Quota”) as shown in the table above, and her quarterly sales target for the first, second, third and fourth quarters of 2022, as revised, were $53.0 million, $62.0 million, $66.0 million and $84.0 million, respectively. At the end of each of the first, second and third quarters of 2022, Ms. Andersen was eligible to receive a commission based on a quarterly achievement percentage, which was calculated by dividing our actual quarterly revenue divided by her quarterly sales target for the applicable quarter. Once our final fiscal year end results for 2022 were available, an annual achievement percentage was calculated, taking into account performance in the fourth quarter, by dividing our total revenue for 2022 by Ms. Andersen's Annual Sales Quota (the “Annual Achievement Percentage”). Ms. Andersen’s Annual Achievement Percentage, which was subject to increase by a multiplier for achievements in excess of her Annual Sales Quota, was used to determine Ms. Andersen’s actual annual commission payout earned (the “Annual Commission Payout”), and Ms. Andersen’s final commission payout for 2022 was calculated by subtracting each quarterly commission payout in the first, second, and third quarters of 2022 from her Annual Commission Payout. Ms. Andersen’s Annual Commission Payout for 2022 was $300,000 as shown in the table above.
Long-Term Equity Compensation Awards
Consistent with our compensation philosophy and focus on sustained growth, a significant portion of named executive officer compensation has historically been delivered in the form of stock options. We believe stock options encourage an ownership mindset and help align the interests of our named executive officers and our stockholders.
Upon hire, each named executive officer (other than Ms. Friar) received an initial stock option award that provided for a one year cliff upon his or her first anniversary of service and subsequent pro rata monthly vesting over the following thirty-six months, subject to continued service. Upon Ms. Friar’s hire, she received an initial restricted stock award that provided for monthly vesting over a forty-eight month period, subject to continued service.
In each subsequent year, we generally provide “refresh” grants following the Compensation and People Development Committee’s consideration of competitive market data provided by our compensation consultant, our named executive officers’ unvested equity holdings, and expected appreciation in our stock price over time, as well as other factors described above in “Compensation Determination Process.” Refresh grants can generally be comprised of “boxcar,” “adjustment,” or “bridge” awards:
Boxcar Awards are long-term awards designed to ensure that an employee has a runway of at least two to three years of unvested equity. Boxcar awards typically commence vesting approximately two years following the date of grant and vest on a monthly basis in the case of options, or quarterly basis in the case of RSUs, in each case generally over twelve months.
Adjustment Awards are designed to bring an employee’s equity compensation in-line with the equity range for their specific position and level, based on market data and other factors described above in “Compensation Determination Process.” Adjustment awards typically commence vesting immediately upon grant and vest on a monthly basis for options, or a quarterly basis for RSUs, generally over thirty-six months.
Bridge Awards are short-term awards designed to provide an employee with a limited amount of equity in order to ensure that he or she has an appropriate amount of unvested equity during the period following vesting of his or her equity awards until the next compensation cycle. The vesting period of bridge awards varies based on an employee’s unvested equity and time until the next compensation cycle, but is generally less than twelve months.
Our intention is that the value of the refresh grants reflect the value we place on each named executive officer’s contribution to our long-term success, and considers each named executive officer’s existing equity holdings, including the current economic value and vesting schedules of unvested equity awards, to ensure we maintain an appropriate portion of long-term incentive compensation in unvested equity. We believe this approach provides us flexibility in our current growth stage to ensure each named executive officer receives competitive compensation in line with growth in our stock price while ensuring he or she maintains a meaningful amount of unvested equity on the horizon. Because boxcar awards do not vest immediately, they also serve our retention objectives assuming long-term appreciation in our stock price. In determining the size of the overall pool of available equity awards, the Compensation and People Development Committee also considers the dilutive effect of our equity incentive compensation practices and the overall impact that equity awards will have on stockholder value and stock-based compensation expense.

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In March 2022, after taking into consideration the recommendations of our Chief Executive Officer (for all named executive officers other than herself) the Compensation and People Development Committee approved option awards for all named executive officers, in recognition of our 2021 financial results and each named executive officer’s individual performance, with a strike price equal to the closing price of our shares on the date of grant. The 2022 option awards consisted of “boxcar” and “adjustment” awards for each named executive officer, as well as a “bridge” award to Ms. Andersen. In order to satisfy our objective of maintaining a meaningful runway of unvested equity for each named executive officer, these annual grants do not follow a single vesting schedule, as described above.
As noted above, in making award determinations, the Compensation and People Development Committee aims to ensure that each named executive officer continues to maintain a meaningful runway of unvested equity awards. With respect to Ms. Friar, in determining her 2022 option award, the Compensation and People Development Committee considered that due to the historic timing of her previous equity awards the vast majority of her holdings had vested, and therefore provided no continuing retentive value to our company. Accordingly, in determining the size of Ms. Friar 2022 boxcar award it aimed to restore her unvested equity runway to approximately three years.
Mr. Doyle received a boxcar grant with a vesting commencement date of December 31, 2023 to extend his unvested equity runway to approximately three years. Mr. Doyle also received two adjustment awards with vesting commencement dates of December 31, 2022 and December 31, 2021, respectively, to bring his equity in-line with the target compensation for his role.
Mr. Orta received a boxcar award with a vesting commencement date of December 31, 2023 to extend his unvested equity runway to approximately three years. Mr. Orta also received an adjustment award to bring his equity in-line with the target compensation for his role.
Ms. Andersen did not receive a boxcar award because our Compensation and People Development Committee determined that, given the date of her new hire award, her unvested equity runway was sufficiently long. Ms. Andersen received a bridge award intended to smooth out vesting in 2022 and 2023 between her new hire grant and first boxcar grant granted in 2023, that begins to vest in 2024. Ms. Andersen also received an adjustment award to bring her equity in-line with the target compensation for her role.
The refresh grants were made to our named executive officers in March 2022. The table below illustrates the option awards granted to each named executive officer and their respective vesting schedules:

Named Executive Officer	Type	No. of Options	Vesting Commencement Date	Vesting Schedule

Sarah Friar	Boxcar	2,394,746	12/31/2023	1/12th per month
Michael Doyle	Boxcar	425,811	12/31/2023	1/12th per month
Michael Doyle	Adjustment	32,990	12/31/2021	1/36th per month
Michael Doyle	Adjustment	67,010	12/31/2022	1/12th per month
Heidi Andersen	Bridge	153,989	7/13/2024	1/4th per month
Heidi Andersen	Adjustment	100,000	12/31/2021	1/36th per month
John Orta	Boxcar	271,020	12/31/2023	1/12th per month
John Orta	Adjustment	100,000	12/31/2021	1/36th per month
While the Compensation and People Development Committee continues to believe that stock options provide a strong performance incentive, it also recognizes the need to satisfy our talent attraction and retention objectives, and accordingly introduced restricted stock unit (“RSU”) awards as a long-term equity incentive component beginning in 2023. See “Changes to 2023 Compensation” below for additional information.
Changes to 2023 Compensation
In assessing the continued appropriateness of our compensation program structures and ability of those programs to achieve our retention and performance-related objectives, prior to setting 2023 compensation the Compensation and People Development Committee carefully considered several features of our program, including the mix of cash and equity compensation, equity grant

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timing, and equity vehicles used. Following consideration, in February 2023, the Compensation and People Development Committee made compensation decisions for our executive officers that included the following structural changes for 2023:
•Increased the base salary for our named executive officers by approximately 27%.
•Introduced RSU awards for named executive officers in 2023, with named executive officers receiving 50% of 2023 equity awards in the form of stock options and 50% in the form of RSUs.
•Determined to grant stock options in monthly installments, rather than a single annual grant. We believe this dollar-cost averaging approach helps to alleviate the arbitrariness of option grant timing and the potential for issues stemming from “underwater” options.
Other Compensation Practices and Policies
Employee Stock Purchase Plan
All employees, including our named executive officers, may participate in our Employee Stock Purchase Plan (“ESPP”). Our ESPP provides employees with the opportunity to acquire Nextdoor common stock at a 15% discount, based on a 24-month look back period. Our ESPP is structured in the United States as a qualified plan under Section 423 of the Internal Revenue Code (“Code”) and is available in certain other countries as a non-Section 423 plan.
Retirement Savings and Health and Welfare Benefits
We currently maintain a 401(k) retirement savings plan for our U.S. employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We currently match 50% of a participant’s contributions to the Section 401(k) Plan in cash, up to a maximum of 6% of the participant’s eligible earnings and further subject to an annual maximum limit of $2,300 per employee. An employee’s interest in our match of a participant’s contributions is fully vested when contributed. We do not provide any non-qualified deferred compensation benefits and do not have any defined benefit pension or supplemental executive retirement plans.
All of our full-time U.S. employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; commuter benefits; short-term and long-term disability insurance; and life and AD&D insurance. Our non-U.S. employees may participate in different benefit plans and/or statutory benefits depending on their jurisdictions.
Perquisites and Other Personal Benefits
We do not view perquisites as important to achieving our compensation objectives. As such, with limited exception of the provision of car services on behalf of certain of our named executive officers as disclosed in the Summary Compensation table and which we intend to discontinue in 2023, we currently do not provide material perquisites or other personal benefits to our named executive officers beyond those made generally available to our other employees. In the future, our Board of Directors or Compensation and People Development Committee may provide additional perquisites to our named executive officers in the event it determines that it is necessary or appropriate to incentivize or fairly compensate them.
Offer Letters
We entered into offer letters with each of our named executive officers when their employment with Nextdoor commenced. Each offer letter provides for “at will” employment (meaning either we or the named executive officers may terminate the employment relationship at any time with or without cause and with or without notice), sets forth the initial title, base salary, and equity award for the executive, and summarizes the other terms and conditions applicable to the executive’s employment with us.
Severance and Change in Control Benefits
We have entered into severance agreements with each of our named executive officers. These agreements provide for severance benefits in connection with certain qualifying terminations. We believe that providing post-employment compensation arrangements is necessary to achieve our recruitment and retention goals, and to facilitate smooth transitions from Nextdoor when and if appropriate. We have designed our arrangements to provide reasonable continued salary and healthcare coverage in the event of terminations without cause or resignations for good reason. In addition, to align named executive officers’ interests with our stockholders in the event of a “change in control,” as defined in such agreement, of the company, we provide “double-

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trigger” arrangements that encourage executives to focus on corporate transactions that are in our best interests, regardless of whether those transactions may result in their own job loss. We also condition all severance payments upon receipt of a general release of claims to mitigate potential future disputes or litigation arising from an executive’s departure.
•For termination by us without “cause,” as defined in such agreement, or by an executive for “good reason,” as defined in such agreement, not connected to a change in control, named executive officers are entitled to payment of their base salaries, as well as payment of premiums for continued medical benefits, for six months following termination.
•For termination by us without cause or by an executive for good reason within a three-month period prior to (but after a legally binding and definitive agreement for a potential change of control has been executed), or within the twelve-month period following a change in control, named executive officers are entitled to: (i) a severance payment in an amount equal to twelve months’ base salary and then-current target bonus opportunity, if any, at 100% achievement of target (in each case, at the rates in effect immediately prior to the actions that resulted in the termination), paid in a cash lump sum, (ii) full acceleration of unvested time-vesting equity awards and accelerated vesting of performance vesting equity awards at the greater of (x) actual achievement through the date of termination or (y) target level (unless an individual equity award agreement provides otherwise), and (iii) payment of premiums for continued medical benefits for up to twelve months following termination.
For a full description of the terms of these agreements, as well as an estimate of the potential payments payable under these agreements, see “Potential Payments upon Termination or Change in Control” below.
Limitations on Liability and Indemnification Matters
Our Amended and Restated Certificate of Incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•any breach of the director’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•any transaction from which the director derived an improper personal benefit.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our other employees, in addition to the indemnification provided for in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. These agreements, among other things, require us to indemnify our directors, officers and key employees for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts actually and reasonably incurred by such director, officer or key employee in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these provisions of our Amended and Restated Certificate of Incorporation and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws or in these indemnification agreements may discourage stockholders from bringing a lawsuit against our directors and officers for breaches of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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Hedging and Pledging Policy
Our Board of Directors has adopted an Insider Trading Policy that prohibits our directors, officers, and employees, as well as persons and entities over which they have control, from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
We also prohibit the pledging of our securities by our employees, including our executive officers, and members of our Board of Directors, unless approved by our Head of Legal.
Compensation Recovery Policy
We intend to adopt a general compensation recovery, or “clawback,” policy covering our long-term and any future short-term incentive compensation plans and arrangements once The New York Stock Exchange adopts an SEC-approved listing standard that complies with Exchange Act Rule 10D-1 pursuant to the timeline required under applicable law.
Deductibility of Executive Compensation
Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes for remuneration in excess of $1 million paid to certain current and former executive officers who are “covered employees.” While the Compensation and People Development Committee considers the deductibility of awards as one factor in determining executive compensation, our Compensation and People Development Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.
Accounting Treatment
The Compensation and People Development Committee considers accounting implications when designing compensation plans and arrangements for our named executive officers and other employees. Chief among these is ASC 718, the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC 718 requires us to record a compensation expense in our statement of operations for all equity awards granted to our named executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.
Compensation Risk Considerations
Our Compensation and People Development Committee has responsibility for establishing our compensation philosophy and objectives, determining the structure, components and other elements of our programs, and reviewing and approving the compensation of our named executive officers. We do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.
Report of the Compensation and People Development Committee
This report of the Compensation and People Development Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our Compensation and People Development Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation and People Development Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Members of the Compensation and People Development Committee:
Leslie Kilgore, Chair
Mary Meeker
Andrea Wishom

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Executive Compensation Tables
2022 Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our named executive officers for the years ended December 31, 2022, 2021 and 2020.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Nonequity Incentive Plan ($)(4)	All Other Compensation ($)(5)	Total ($)

Sarah Friar Chief Executive Officer, President and Chairperson of our Board of Directors	2022	367,708	75,000	7,878,714	—	24,216	8,345,638
	2021	350,000	—	19,760,434	—	—	20,110,434
	2020	350,000	—	—	—	—	350,000
Michael Doyle Chief Financial Officer and Treasurer	2022	367,708	75,000	1,730,002	—	2,300	2,175,010
	2021	350,000	—	2,094,463	—	—	2,444,463
	2020	350,000	—	—	—	—	350,000
John Orta Head of Legal & Corporate Development and Secretary	2022	367,708	75,000	1,220,797	—	2,300	1,665,805
	2021	350,000	—	1,300,520	—	—	1,650,520
	2020	350,000	—	—	—	—	350,000
Heidi Andersen Head of Revenue	2022	367,708	75,000	835,624	300,000	2,300	1,580,632
	2021	350,000	—	—	271,250	—	621,250
	2020	160,417	—	3,503,360	156,511	—	3,820,288
1.The amounts reported in the “Salary” column reflect the salary earned during the fiscal year. Amounts for 2022 reflects a salary increase from $350,000 to $375,000, which was approved by the Compensation and People Development Committee for all of the named executive officers effective as of April 1, 2022.
2.The amounts reported in the "Bonus" column reflect the discretionary bonuses paid to our named executive officers in December 2022. For more information about our named executive officers’ discretionary bonuses, see "Compensation Discussion and Analysis—2022 Compensation Elements & Decisions—Cash Incentives" above.
3.Amounts in the “Option Awards” column represent the aggregate grant date fair value of the stock options awarded to the named executive officer during 2022, 2021 or 2020, as applicable, calculated in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported “Option Awards” column are set forth in Note 2 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our named executive officers from the stock options. For more information regarding these awards, including vesting information, see the “Outstanding Equity Awards at 2022 Fiscal Year-End” table below.
4.The amount reported represents the actual amount of commissions earned in 2022 under the Nextdoor 2019 Incentive Compensation Plan based on achievement of designated performance metrics. See "Compensation Discussion and Analysis—2022 Compensation Elements & Decisions—Cash Incentives" above.
5.For Michael Doyle, John Orta, and Heidi Andersen, the amount reported reflects our matching contribution of $2,300 to our 401(k) Plan. For Sarah Friar, the amount reported reflects our matching contribution of $2,300 to our 401(k) Plan and $21,916 in reimbursements for car services paid by us.

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2022 Grants of Plan-Based Awards Table
The following table provides information concerning each grant of an award made for the year ended December 31, 2022, for each of our named executive officers under any compensation plan. This information supplements the information about these awards set forth in the 2022 Summary Compensation Table.

Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares of Stock or Units (#)	Exercise Price of Stock Options ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(2)

			Threshold ($)	Target ($)	Maximum ($)

Sarah Friar	Stock Option	3/25/2022(3)	—	—	—	—	2,394,746	$6.06	$7,878,714
Michael Doyle	Stock Option	3/25/2022(3)	—	—	—	—	425,811	$6.06	$1,401,002
Michael Doyle	Stock Option	3/25/2022(4)	—	—	—	—	32,990	$6.06	$108,537
Michael Doyle	Stock Option	3/25/2022(5)	—	—	—	—	67,010	$6.06	$220,463
John Orta	Stock Option	3/25/2022(4)	—	—	—	—	100,000	$6.06	$329,000
John Orta	Stock Option	3/25/2022(3)	—	—	—	—	271,020	$6.06	$891,797
Heidi Andersen	Stock Option	3/25/2022(6)	—	—	—	—	153,989	$6.06	$506,624
Heidi Andersen	Stock Option	3/25/2022(4)	—	—	—	—	100,000	$6.06	$329,000
Heidi Andersen	Cash	—	281,250	375,000	—	—	—	—	—
1.Reflects potential commission payouts under the Nextdoor 2019 Incentive Compensation Plan, as described in "Compensation Discussion and Analysis—2022 Compensation Elements & Decisions—Cash Incentives" above.
2.The amounts reported represent the fair value per share as of the grant date determined in accordance with ASC Topic 718, multiplied by the number of shares awarded. The assumptions used in calculating the grant date fair value of the stock options reported under the “Option Awards” column are set forth in Note 2 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.
3.The stock option award will vest monthly on the 31st in ratable increments of 1/12th of the total award, with the first vesting event occurring on January 31, 2024, subject to the executive’s continued service.
4.The stock option award vests monthly on the 31st in ratable increments of 1/36th of the total award, with the first vesting event occurring on January 31, 2022, subject to the executive's continued service.
5.The stock option award vests monthly on the 31st in ratable increments of 1/12th of the total award, with the first vesting event occurring on January 31, 2023, subject to the executive’s continued service.
6.The stock option award vests monthly on the 13th in ratable increments of 1/4th of the total award, with the first vesting event occurring on August 13, 2024, subject to the executive's continued service.

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Outstanding Equity Awards at 2022 Fiscal Year-End
The following table presents, for each of our named executive officers, information regarding outstanding stock options and restricted stock as of December 31, 2022.

			Option Awards
			Number of Securities Underlying Unexercised Options		Exercise Price ($)	Expiration Date

Name	Grant Date(1)	Vesting Commencement Date	Exercisable (#)(1)	Unexercisable (#)(1)

Sarah Friar	3/24/2021(2)	3/24/2021	2,308,097	—	2.41	3/23/2031
	3/24/2021(3)	11/1/2022	217,705	217,702	2.41	3/23/2031
	3/24/2021(4)	1/1/2023	—	2,612,454	2.41	3/23/2031
	3/25/2022(5)	12/31/2023	—	2,394,746	6.06	3/24/2032
Michael Doyle	8/29/2018(6)	8/27/2018	1,820,524	—	1.18	8/28/2028
	3/24/2021(7)	9/1/2022	146,246	48,747	2.41	3/23/2031
	3/24/2021(4)	1/1/2023	—	372,060	2.41	3/23/2031
	3/25/2022(5)	12/31/2023	—	425,811	6.06	3/24/2032
	3/25/2022(8)	12/31/2021	10,080	22,910	6.06	3/24/2032
	3/25/2022(9)	12/31/2022	—	67,010	6.06	3/24/2032
John Orta	8/29/2018(10)	8/6/2018	171,629	—	1.18	8/28/2028
	6/17/2019(11)	4/1/2019	71,169	12,941	2.19	6/16/2029
	3/24/2021(4)	1/1/2023	—	243,730	2.41	3/23/2031
	3/24/2021(12)	5/1/2023	—	27,037	2.41	3/23/2031
	3/24/2021(13)	1/1/2022	74,474	6,770	2.41	3/23/2031
	3/25/2022(8)	12/31/2021	30,556	69,444	6.06	3/24/2032
	3/25/2022(5)	12/31/2023	—	271,020	6.06	3/24/2032
Heidi Andersen	7/30/2020(14)	7/13/2020	893,143	585,163	2.37	7/29/2030
	3/25/2022(15)	7/13/2024	—	153,189	6.06	3/24/2032
	3/25/2022(8)	12/31/2021	30,556	69,444	6.06	3/24/2032
1.All of the named executive officers’ outstanding equity awards granted prior to November 5, 2021 were originally granted under our 2018 Equity Incentive Plan. Each such award was exchanged in 2021, pursuant to the terms of our business combination, for a substitute award of equivalent economic value, exercisable for shares of our Class B common stock.
2.Ms. Friar was granted 2,308,097 performance-based stock options on March 24, 2021, with the completion of our business combination being the performance target. These performance-based stock options vested in full on November 5, 2021, upon completion of the business combination.
3.One-half of the stock option award vested on December 1, 2022, and the remainder vested on January 1, 2023, subject to the executive’s continued service.
4.The stock option award vests monthly on the 1st in ratable increments of 1/12th of the total award, with the first vesting event occurring on February 1, 2023, subject to the executive’s continued service.
5.The stock option award vests monthly on the 31st in ratable increments of 1/12th of the total award, with the first vesting event occurring on January 31, 2024, subject to the executive’s continued service.
6.The stock option award vests monthly on the 27th following a one year cliff in ratable increments of 1/48th of the total award, with the first vesting event occurring on August 27, 2019, subject to the executive’s continued service.

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7.The stock option award vested monthly in ratable increments of 1/4th of the total award, with the first vesting event occurring on October 1, 2022, subject to the executive’s continued service.
8.The stock option award vests monthly on the 31st in ratable increments of 1/36th of the total award, with the first vesting event occurring on January 31, 2022, subject to the executive's continued service.
9.The stock option award vests monthly on the 31st in ratable increments of 1/12th of the total award, with the first vesting event occurring on January 31, 2023, subject to the executive’s continued service.
10.The stock option award vests monthly on the 6th following a one year cliff in ratable increments of 1/48th of the total award, with the first vesting event occurring on August 6, 2019, subject to the executive’s continued service.
11.The stock option award vests monthly on the 1st in ratable increments of 1/48th of the total award, with the first vesting event occurring on May 1, 2019, subject to the executive’s continued service.
12.The stock option award vests monthly in ratable increments of 1/8th of the total award, with the first vesting event occurring on June 1, 2023, subject to the executive’s continued service.
13.The stock option award vests monthly on the 1st in ratable increments of 1/12th of the total award, with the first vesting event occurring on February 1, 2022, subject to the executive’s continued service.
14.The stock option award vests monthly on the 13th following a one year cliff in ratable increments of 1/48th of the total award, with the first vesting event occurring on July 13, 2021, subject to the executive’s continued service.
15.The stock option award vests monthly on the 13th in ratable increments of 1/4th of the total award, with the first vesting event occurring on August 13, 2024, subject to the executive’s continued service.

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2022 Stock Option Exercises and Stock Vested Table
The following table presents, for each of our named executive officers, the number of shares of our common stock acquired upon the exercise of stock options during 2022 and the aggregate value realized upon the exercise of stock options.

	Option Awards

Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)

Sarah Friar	—	—
Michael Doyle	42,888	198,586
John Orta	104,602	464,523
Heidi Andersen	—	—
1.These values assume that the fair market value of the Class B common stock underlying certain of the stock options, which is not listed or approved for trading on or with any securities exchange or association, is equal to the fair market value of our Class A common stock. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder or upon certain transfers of such shares.
2.The aggregate value realized upon the exercise of a stock option represents the difference between the aggregate market price of the shares of our Class B common stock, assumed to be equal to our Class A common stock as described in footnote (1) above, on the date of exercise and the aggregate exercise price of the stock option.
Potential Payments Upon Termination or Change in Control
We entered into individual Change in Control and Severance Agreements (each, a "Severance Agreement") with each of our executive officers. Under each Severance Agreement, if the applicable executive officer is terminated by us without "cause" or who resigns for "good reason" outside of a "change in control" (each such term as defined in each Severance Agreement), he or she will receive, in exchange for a customary release of claims: (i) a severance payment of six months’ base salary in a cash lump sum and (ii) payment of premiums for continued medical benefits for up to six months following termination.
If the applicable executive officer’s employment is terminated by us without cause or by an executive for good reason within the three months preceding a change in control (but after a legally binding and definitive agreement for a potential change of control has been executed) or within the twelve months following a change in control, the Severance Agreements provide the following benefits in exchange for a customary release of claims: (i) a severance payment of twelve months’ base salary and then-current target bonus opportunity at 100% achievement of target (in each case, at the rates in effect immediately prior to the actions that resulted in the termination) paid in a cash lump sum, (ii) full acceleration of time-vesting equity awards and accelerated vesting of performance vesting equity awards at the greater of (x) actual achievement through the date of termination or (y) target level (unless an individual equity award agreement provides otherwise), and (iii) payment of premiums for continued medical benefits for up to twelve months following termination.
Each Severance Agreement will remain in effect until the earlier of the third anniversary of the effective date of such Severance Agreement or the date the applicable executive officer’s employment with us terminates for a reason other than a Qualifying Termination or CIC Qualifying Termination (each as defined in the Severance Agreements); provided however, if a definitive agreement relating to a change in control has been signed by us on or before the expiration date, then the Severance Agreement shall remain in effect until (i) the termination of the executive officer’s employment other than in a situation described above and (ii) the date that we have met all our obligations under the Severance Agreement following the termination of the executive officer’s employment due to a situation described above (each capitalized term as defined in each Severance Agreement). Each Severance Agreement shall renew automatically and continue in effect for three year periods measured from the initial expiration date, unless we provide the relevant executive officer with a notice of non-renewal at least three months prior to the date on which the relevant Severance Agreement would otherwise renew.
The benefits under the Severance Agreements supersede all other cash severance and vesting acceleration arrangements under any agreement governing equity awards, severance and salary continuation arrangements, programs and plans which were previously offered by us to the applicable executive officers, including under any employment agreement or offer letter.

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Executive Compensation
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our named executive officers in accordance with the Severance Agreements in effect on December 31, 2022. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on December 31, 2022, and the price per share of our Class A common stock is $2.06, the closing price on the New York Stock Exchange as of December 30, 2022, the last business day in the year ended December 31, 2022. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

Named Executive Officer	Qualifying Termination of Employment - No Change-of-Control				Qualifying Termination of Employment - Change-of-Control
	Cash Severance Payment ($)(1)	Medical Benefits Continuation ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)	Cash Severance Payment ($)(1)	Commission Payment(4)	Medical Benefits Continuation ($)(5)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)

Sarah Friar	187,500	14,307.48	—	201,807.48	375,000	—	28,614.96	—	403,614.96
Michael Doyle	187,500	14,307.48	—	201,807.48	375,000	—	28,614.96	—	403,614.96
John Orta	187,500	8,980.80	—	196,480.80	375,000	—	17,961.60	—	392,961.60
Heidi Andersen	187,500	8,980.80	—	196,480.80	375,000	131,625	17,961.60	—	524,586.60
1.The cash severance payment amount was determined based on the base salaries in effect on December 31, 2022.
2.Represents six months of cash payments equal to the monthly employer COBRA payments for continuation of health insurance.
3.The value of option acceleration was calculated by multiplying (i) the number of accelerated shares of common stock underlying the unvested, in-the-money options by (ii) $2.06, the closing stock price per share of our common stock on December 31, 2022 less the exercise price. Accelerated vesting occurs only in the event of a qualifying termination during a change in control period. None of the unvested stock options by the named executive officers as of December 31, 2022 were in-the-money and, as a result, there was not value associated with the acceleration of equity awards as of December 31, 2022.
4.The severance amount related to the bonus payment was determined based on the annual target bonus in effect on December 31, 2022. The amount for Ms. Andersen reflects 100% of her target commission amount for 2022 minus amounts that had already been paid toward her commission as of December 31, 2022.
5.Represents twelve months of cash payments equal to the monthly employer COBRA payments for continuation of health insurance.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”), and our other named executive officers (“NEO”, or “Non-PEO NEOs”), and company performance for the fiscal years listed below. Our Compensation and People Development Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to “Executive Compensation—Compensation Discussion and Analysis,” or the CD&A. The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our NEOs for any of the periods listed. These amounts reflect Summary Compensation Table total compensation with certain adjustments as described in the following table and footnotes.

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Executive Compensation

Year	Summary Compensation Table Total for PEO ($)(1)(2)	Compensation Actually Paid for PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(2)	Average Compensation Actually Paid for Non-PEO NEOs ($)(1)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)	Company-Selected Measure: Revenue ($)

					Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)

2022	8,345,638	(25,774,942)	1,807,149	(2,667,549)	16	50	(137,916,000)	212,765,000
2021	20,110,434	72,326,440	2,047,492	5,423,173	61	91	(95,325,000)	192,197,000
1.Sarah Friar served as our PEO for the entirety of fiscal years 2021 and 2022. Our Non-PEO NEOs for 2021 were Michael Doyle, John Orta. Our Non-PEO NEOs for 2022 were Michael Doyle, John Orta and Heidi Andersen.
2.Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for our Non-PEO NEOs.
3.Amounts reported in this column represent the compensation actually paid to the PEO, based on her total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

PEO		2021 ($)	2022 ($)

Summary Compensation Table - Total Compensation	(a)	20,110,434	8,345,638
–
Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	19,760,434	7,878,714
+
Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Options Awards Granted in Fiscal Year	(c)	18,272,217	1,347,409
+
Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	17,590,992	(14,382,077)
+
Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	11,344,562	—
+
Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	24,768,669	(13,207,198)
+
Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	—
=

Compensation Actually Paid		72,326,440	(25,774,942)
a.Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
b.Represents the aggregate grant date fair value of the stock awards and option awards granted to the PEO during the indicated fiscal year, computed in accordance with FASB ASC 718.
c.Represents the aggregate fair value as of the indicated fiscal year-end of the PEO's outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.
d.Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the PEO as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.
e.Represents the aggregate fair value at vesting of the stock awards and option awards that were granted to the PEO and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

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Executive Compensation
f.Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by the PEO that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
g.Represents the aggregate fair value as of the last day of the prior fiscal year of the PEO's stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.
There were no dividends or other earnings paid on the stock awards or option awards in the covered fiscal years.
4.Amounts reported in this column represent the compensation actually paid to our Non-PEO NEOs in the indicated fiscal year, based on the average total compensation for such Non-PEO NEOs reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

NEO Average		2021 ($)	2022 ($)

Summary Compensation Table - Average Total Compensation	(a)	2,047,492	1,807,149
–
Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	1,697,492	1,262,141
+
Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Options Awards Granted in Fiscal Year	(c)	2,751,365	199,012
+
Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	1,282,821	(2,199,409)
+
Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	—	40,875
+
Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	1,038,987	(1,253,035)
+
Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	—
=

Compensation Actually Paid		5,423,173	(2,667,549)
a.See footnote 1 for the NEOs included in the average for each indicated fiscal year. Represents the average Total Compensation as reported in the Summary Compensation Table for the reported NEOs in the indicated fiscal year.
b.Represents the average aggregate grant date fair value of the stock awards and option awards granted to the Non-PEO NEOs during the indicated fiscal year, computed in accordance with FASB ASC 718.
c.Represents the average aggregate fair value as of the indicated fiscal year-end of the Non-PEO NEOs’ outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.
d.Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the Non-PEO NEOs as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718 and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
e.Represents the average aggregate fair value at vesting of the stock awards and option awards that were granted to the Non-PEO NEOs and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
f.Represents the average aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by the Non-PEO NEOs that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
g.Represents the average aggregate fair value as of the last day of the prior fiscal year of the Non-PEO NEOs’ stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.
There were no dividends or other earnings paid on the stock awards or option awards in the covered fiscal years.
5.Pursuant to SEC rules, the comparison assumes $100 was invested on November 8, 2021 in our Class A common stock, the date of the closing of our business combination. Historic stock price performance is not necessarily indicative of future stock price performance. Historic stock price performance is not necessarily indicative of future stock price performance.

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Executive Compensation
6.The TSR Peer Group consists of the Dow Jones Internet Composite Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022. The comparison assumes $100 was invested in our Class A common stock on November 8, 2021, through the end of the year listed in our of our Class A common stock and in the Dow Jones Internet Composite Index (same period as used in footnote 5). Historic stock price performance is not necessarily indicative of future stock price performance.
7.The dollar amounts represent the amount of net income (loss) reflected in our audited financial statements for the applicable fiscal year.
8.We determined revenue to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs because revenue is a key driver of our performance and stockholder value creation and given, our stage, our focus on growing our revenue. The dollar amounts represent the amount of revenue reflected in our audited financial statements for the applicable fiscal year.
Relationship Between Pay and Performance
Compensation Actually Paid, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices and various accounting valuation assumptions, but does not reflect actual amounts paid out for those awards. Compensation Actually Paid generally fluctuates due to stock price performance. We believe the “Compensation Actually Paid” in each of the years reported above and over the two-year cumulative period are reflective of the Compensation and People Development Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance. Below are graphs showing the relationship of Compensation Actually Paid to our CEO and Non-PEO NEOs for 2020, 2021, and 2022 to (1) TSR of both our common stock and the Dow Jones Internet Composite Index, (2) our net loss, and (3) our revenue:
Relationship Between Compensation Actually Paid and TSR

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Executive Compensation
Relationship Between Compensation Actually Paid and Net Loss

Relationship Between Compensation Actually Paid and Revenue

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Executive Compensation
Tabular List of Financial Performance Measures
We consider the following to be the most important financial performance measures used to link compensation actually paid to our named executive officers, for fiscal year 2022, to our performance:

Financial Performance Measures
1	Revenue
2	Adjusted EBITDA
3	WAU

2023 Proxy Statement	65

Equity Compensation Plan Information
The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our Class A common stock or Class B common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (#)
	(a)	(b)	(c)

Equity compensation plans approved by security holders(2)	77,323,979 (3)	$2.67	50,851,715(4)
Equity compensation plans not approved by security holders	—	—	—
Total	77,323,979	$2.67	50,851,715
1.The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
2.Includes our (i) 2021 EIP, (ii) 2021 Employee Stock Purchase Plan (the “2021 ESPP”), (iii) 2008 Equity Incentive Plan (the “2008 EIP”) and (iv) 2018 Equity Incentive Plan (the “2018 EIP”).
3.Includes (i) 32,086,370 shares subject to outstanding awards granted under the 2021 EIP, of which 11,262,796 shares were subject to outstanding options and 20,823,574 shares were subject to outstanding RSU awards, (ii) 6,030,709 shares subject to outstanding awards granted under the 2008 EIP, of which 6,030,709 shares were subject to outstanding options, and (iii) 39,206,900 shares subject to outstanding awards granted under the 2018 EIP, of which 38,044,577 shares were subject to outstanding options and 1,162,323 shares were subject to outstanding RSU awards, and excludes outstanding rights to purchase shares under our 2021 ESPP.
4.As of December 31, 2022, there were 38,666,665 shares of Class A common stock available for issuance under the 2021 EIP. The number of shares reserved for issuance under our 2021 EIP increased automatically by 18,586,118 shares on January 1, 2023 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 5% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding December 31 or a lower number approved by our Board of Directors. As of December 31, 2022, there were 12,185,050 shares of Class A common stock available for issuance under the 2021 ESPP. The number of shares reserved for issuance under our 2021 ESPP increased automatically by 3,717,223 shares on January 1, 2023 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 1% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding December 31 or a lower number approved by our Board of Directors. As of December 31, 2022, there were no shares of Class B common stock available for future issuance under the 2008 EIP. As of December 31, 2022, there were no shares of Class B common stock available for future issuance under the 2018 EIP. To the extent outstanding awards under the 2008 EIP or 2018 EIP are forfeited, lapse unexercised, or would otherwise have been returned to the share reserve under either plan, the shares of Class B common stock subject to such awards instead will be available for future issuance as Class A common stock under the 2021 Plan.

66	2023 Proxy Statement

Certain Relationships and
Related Party Transactions
From January 1, 2022 to the present, there have been no transactions, and there are currently no proposed transactions, to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest, except the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Non-Employee Director Compensation,” respectively.
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the post-combination company or any of its subsidiaries was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•any person who is, or at any time since the beginning of our last fiscal year was a director or executive officer of our company or a nominee to become a director;
•any person who is known by us to be the beneficial owner of more than 5% of our voting stock; and
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, director nominee, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, director nominee, executive officer or beneficial owner of more than 5% of our voting stock.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its Audit and Risk Committee charter, the Audit and Risk Committee has the responsibility to review related party transactions.

2023 Proxy Statement	67

Additional Information
Stockholder Proposals to be Presented at Next Annual Meeting
Our Amended and Restated Bylaws provide that, for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Nextdoor Holdings, Inc., 420 Taylor Street, San Francisco, California 94102, Attn: Secretary.
To be timely for our 2024 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on February 7, 2024, and not later than 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on March 8, 2024. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Amended and Restated Bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2024 annual meeting of stockholders must be received by us not later than December 19, 2023, in order to be considered for inclusion in our proxy materials for that meeting.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2022, except that, due to administrative error, a late Form 4 was filed for Mr. Orta on July 12, 2022 with respect to a conversion of Class B common stock into Class A common Stock by him on June 27, 2022.
Available Information
We will mail, without charge, upon written request, a copy of our Annual Report for the fiscal year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Nextdoor Holdings, Inc.
420 Taylor Street
San Francisco, California 94102
Attn: Head of Legal & Corporate Development and Secretary
The Annual Report is also available at https://investors.nextdoor.com under “SEC Filings” in the “Financials” section of our website.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
Registered Owner (you hold our common stock in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC, or you are in possession of stock certificates): visit www.astfinancial.com and log into your account to enroll.

68	2023 Proxy Statement

Additional Information
Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call American Stock Transfer & Trust Company, LLC, our transfer agent, by phone at (800) 937-5449 or (718) 921-8124, by e-mail at HelpAST@equiniti.com, or visit www.astfinancial.com with questions about electronic delivery.
“Householding”—Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our Annual Report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, Annual Report and other proxy materials, you may write our Secretary at 420 Taylor Street, San Francisco, California 94102, Attn: Secretary, telephone number (415) 344-0333.
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or Annual Report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

2023 Proxy Statement	69

Other Matters
Our Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors

John Orta
Head of Legal & Corporate Development and Secretary

70	2023 Proxy Statement

NEXTDOOR HOLDINGS, INC.
420 TAYLOR STREET
SAN FRANCISCO, CA 94102

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time / 8:59 p.m. Pacific Time on June 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KIND2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time / 8:59 p.m. Pacific Time on June 5, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V09261-P91602

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEXTDOOR HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Sarah Friar
02) Leslie Kilgore
03) David Sze

The Board of Directors recommends you vote FOR Proposal 2:

	For	Against	Abstain
2. Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2023.	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 3:

	For	Against	Abstain
3. To hold a non-binding, advisory vote on an advisory vote to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR 1 Year on Proposal 4:

	1 Year	2 Years	3 Years	Abstain
4. To recommend a non-binding, advisory vote on the frequency of future non-binding advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V09262-P91602

NEXTDOOR HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2023 12:00 P.M. EASTERN TIME / 9:00 A.M. PACIFIC TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Sarah Friar and John Orta, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEXTDOOR HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. Eastern Time / 9:00 a.m. Pacific Time on June 6, 2023, at www.virtualshareholdermeeting.com/KIND2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side